ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statutory Financial Statements
December 31, 2018 and 2017
(With Independent Auditors' Report Thereon)

Report of Independent Auditors

To the Board of Directors
Allianz Life Insurance Company of North America

We have audited the accompanying statutory financial statements of Allianz Life Insurance Company of North America, which comprise the statutory statements of admitted assets, liabilities and surplus as of December 31, 2018, and the related statutory statements of income and changes in surplus, and of cash flows for the year then ended.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Minnesota Department of Commerce. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Minnesota Department of Commerce, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2018, or the results of its operations or its cash flows for the year then ended.

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Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2018, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Minnesota Department of Commerce described in Note 2.

/s/ PricewaterhouseCoopers LLP

Minneapolis, MN
April 10, 2019

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Independent Auditors’ Report

The Board of Directors
Allianz Life Insurance Company of North America:

We have audited the accompanying financial statements of Allianz Life Insurance Company of North America, which comprise the statutory statements of admitted assets, liabilities, and capital and surplus as of December 31, 2017, and the related statutory statements of operations and capital and surplus, and cash flow for the years ended December 31, 2017 and 2016, and the related notes to the statutory financial statements.

Management’s Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these financial statements in accordance with statutory accounting practices prescribed or permitted by the Minnesota Department of Commerce. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility
Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 2 to the financial statements, the financial statements are prepared by Allianz Life Insurance Company of North America using statutory accounting practices prescribed or permitted by the Minnesota Department of Commerce, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the variances between statutory accounting practices and U.S. generally accepted accounting principles discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

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paragraph, the financial statements referred to above do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of Allianz Life Insurance Company of North America as of December 31, 2017, or the results of its operations or its cash flows for the years ended December 31, 2017 and 2016.

Opinion on Statutory Basis of Accounting
In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of Allianz Life Insurance Company of North America as of December 31, 2017, and the results of its operations and its cash flow for the years ended December 31, 2017 and 2016, in accordance with statutory accounting practices prescribed or permitted by the Minnesota Department of Commerce described in Note 2.

/s/ KPMG LLP

Minneapolis, Minnesota
May 18, 2018

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus
December 31, 2018 and 2017
(Dollars in millions, except share data)

Admitted Assets	2018	2017
Cash and invested assets:
Bonds	$97,281	90,727
Stocks	137	150
Investment in subsidiaries	1,339	1,267
Mortgage loans on real estate	13,292	11,799
Real estate	58	54
Cash and cash equivalents	926	1,333
Policy loans	214	184
Derivative assets	573	676
Other invested assets	3,383	3,137
Total cash and invested assets	117,203	109,327
Investment income due and accrued	1,047	1,004
Amounts due from reinsurers:
Amounts recoverable from reinsurers	18	9
Other amounts receivable under reinsurance contracts	10	15
Current federal and foreign income tax recoverable	305	321
Deferred tax asset, net	—	10
Receivable from affiliates	22	11
Other assets	596	616
Admitted assets, exclusive of separate account assets	119,201	111,313
Separate account assets	22,835	26,755
Total admitted assets	$142,036	138,068

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus
December 31, 2018 and 2017
(Dollars in millions, except share data)

Liabilities and Capital and Surplus	2018	2017
Policyholder liabilities:
Life policies and annuity contracts	$100,176	93,604
Accident and health policies	1,605	1,419
Deposit-type contracts	5,125	5,272
Life policy and contract claims	8	6
Accident and health policy and contract claims	17	18
Other policyholder funds	187	114
Total policyholder liabilities	107,118	100,433
Interest maintenance reserve	161	274
Commissions due and accrued	30	20
General expenses due and accrued	138	185
Due from separate accounts	(346)	(642)
Current income taxes payable	2	2
Deferred tax liability, net	134	—
Borrowed money	501	500
Asset valuation reserve	764	725
Derivative liabilities	492	676
Payable to affiliates	29	31
Other liabilities	3,602	3,098
Liabilities, exclusive of separate account liabilities	112,625	105,302
Separate account liabilities	22,835	26,755
Total liabilities	135,460	132,057
Capital and surplus:
Class A, Series A preferred stock, $1 par value. Authorized, issued, and outstanding, 8,909,195 shares; liquidation preference of $14 and $2 at December 31, 2018 and 2017, respectively	20	20
Class A, Series B preferred stock, $1 par value. Authorized, 10,000,000 shares; issued and outstanding, 9,994,289 shares; liquidation preference of $33 and $4 at December 31, 2018 and 2017, respectively	9	9
Common stock, $1 par value. Authorized, 40,000,000 shares; issued and outstanding, 20,000,001 shares at December 31, 2018 and 2017, respectively	10	10
Additional paid-in capital	3,676	3,676
Unassigned surplus	2,861	2,296
Total capital and surplus	6,576	6,011
Total liabilities and capital and surplus	$142,036	138,068

See accompanying notes to statutory financial statements.

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statutory Statements of Operations
Years ended December 31, 2018, 2017, and 2016
(Dollars in millions)

	2018	2017	2016
Income:
Premiums and annuity considerations	$11,925	9,983	12,643
Consideration for supplementary contracts	268	248	271
Net investment income	4,593	4,504	4,361
Commissions and expense allowances on reinsurance ceded	163	223	162
Reserve adjustments related to reinsurance ceded	82	389	(5)
Fees from separate accounts	676	719	726
Other	(3)	150	179
Total income	17,704	16,216	18,337
Benefits and other expenses:
Policyholder benefits	1,822	1,625	1,558
Surrenders	7,614	7,024	6,553
Change in aggregate reserves and deposit funds	7,299	10,628	7,755
Commissions and other agent compensation	1,223	1,071	1,308
General and administrative expenses	547	545	516
Net transfers from separate accounts	(2,009)	(1,851)	(1,380)
Total benefits and other expenses	16,496	19,042	16,310
Income (loss) from operations before federal income taxes and net realized capital gain (loss)	1,208	(2,826)	2,027
Income tax (benefit) expense	(51)	24	530
Net income (loss) from operations before net realized capital gain (loss)	1,259	(2,850)	1,497
Net realized capital (loss) gain, net of taxes and interest maintenance reserve	(490)	3,655	(486)
Net income	$769	805	1,011

See accompanying notes to statutory financial statements.

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statutory Statements of Capital and Surplus
Years ended December 31, 2018, 2017, and 2016
(Dollars in millions)

	2018	2017	2016
Capital and surplus at beginning of year	$6,011	6,165	5,822
Change in accounting principle, net of tax (Note 3)	(86)	21	—
Change in reserve on account of change in valuation basis (Note 3)	342	—	—
Adjusted balance at beginning of year	6,267	6,186	5,822
Net income	769	805	1,011
Change in unrealized capital (loss) gain	(230)	(78)	180
Change in net deferred income tax	(121)	(122)	(32)
Change in nonadmitted assets	7	15	51
Change in asset valuation reserve	(38)	(107)	(70)
Dividends paid to parent	—	(780)	(894)
Change in unamortized gain on reinsurance transactions	(76)	76	98
Other changes in capital and surplus	(2)	16	(1)
Capital and surplus at end of year	$6,576	6,011	6,165

See accompanying notes to statutory financial statements.

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statutory Statements of Cash Flow
Years ended December 31, 2018, 2017, and 2016
(Dollars in millions)

	2018	2017	2016
Cash flow from operating activities:
Revenues:
Premiums and annuity considerations, net	$12,194	10,229	12,915
Net investment income	4,652	4,542	4,312
Commissions and expense allowances on reinsurance ceded	86	49	10
Fees from separate accounts	676	719	726
Other	96	135	218
Cash provided by operating activities	17,704	15,674	18,181
Benefits and expenses paid:
Benefit and loss-related payments	8,404	7,327	7,064
Net transfers to separate accounts	(2,305)	(2,061)	(1,543)
Commissions, expenses paid, and aggregate write-ins for deductions	1,800	1,838	1,817
Income tax (benefit received) paid, net	(79)	268	914
Change in unallocated remittances and items	(67)	(52)	89
Cash used in operating activities	7,753	7,320	8,341
Net cash provided by operating activities	9,951	8,354	9,840
Cash flow from investing activities:
Proceeds from investments sold, matured or repaid:
Bonds	9,476	7,826	9,831
Stocks	172	80	87
Mortgage loans	617	893	674
Other invested assets	13	11	12
Derivatives	—	3,660	—
Miscellaneous proceeds	559	126	221
Cash provided by investing activities	10,837	12,596	10,825
Cost of investments acquired:
Bonds	16,310	15,605	15,062
Stocks	175	104	71
Mortgage loans	2,111	2,292	2,249
Real estate	9	8	8
Other invested assets	189	109	107
Derivatives	547	—	216
Miscellaneous applications	611	387	217
Cash used in investing activities	19,952	18,505	17,930
Net increase in policy loans and premium notes	30	13	8
Net cash used in investing activities	(9,145)	(5,922)	(7,113)
Cash flow from financing and miscellaneous activities:
Change in borrowed money	—	—	(500)
Payments on deposit-type contracts and other insurance liabilities, net of deposits	(1,250)	(1,336)	(1,303)
Dividends paid to parent	—	(780)	(861)
Other cash provided	37	70	94
Net cash used in financing and miscellaneous activities	(1,213)	(2,046)	(2,570)
Net change in cash, cash equivalents, and short-term investments	(407)	386	157
Cash, cash equivalents, and short-term investments:
Beginning of year	1,333	947	790
End of year	$926	1,333	947
Supplemental disclosures of cash flow information for non-cash transactions:
Non-cash dividend payment	$—	—	33

See accompanying notes to statutory financial statements.

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(1)    Organization and Nature of Operations
Allianz Life Insurance Company of North America (the Company) is a wholly-owned subsidiary of Allianz of America, Inc. (AZOA or parent company), which is a wholly-owned subsidiary of Allianz Europe, B.V. Allianz Europe, B.V. is a wholly-owned subsidiary of Allianz SE. Allianz SE is a European company registered in Munich, Germany, and is the Company’s ultimate parent. The Company has a wholly-owned life insurance company subsidiary, Allianz Life Insurance Company of New York (AZNY). The Company also wholly owns two captive reinsurers, Allianz Life Insurance Company of Missouri (AZMO) and Allianz Annuity Company of Missouri (AAMO). In 2015, the Company recaptured all risks ceded to AAMO.
The Company is a life insurance company licensed to sell annuity, group and individual life, and group and individual accident and health policies in the United States, Canada, and several U.S. territories. Based on statutory net premium written, the Company's business is predominately annuity. The annuity business consists of fixed-indexed, variable, variable-indexed, and fixed annuities. The life business consists of both individual and group life. Life business includes products with guaranteed premiums and benefits and consists principally of fixed-indexed universal life policies and closed blocks of universal life policies, term insurance policies, and limited payment contracts. Accident and health business is primarily comprised of closed blocks of long-term care (LTC) insurance. The Company’s primary distribution channels are through independent agents, broker-dealers, banks, and third-party marketing organizations.
After evaluating the Company’s ability to continue as a going concern, management is not aware of any conditions or events which raise substantial doubts concerning the Company’s ability to continue as a going concern as of the date of filing these Statutory Financial Statements.
(2)    Summary of Significant Accounting Policies
(a)    Basis of Presentation
The Statutory Financial Statements have been prepared in accordance with accounting practices prescribed or permitted by the Minnesota Department of Commerce (the Department). The Department recognizes statutory accounting practices prescribed or permitted by the state of Minnesota for determining and reporting the financial condition and results of operations of an insurance company and its solvency under Minnesota insurance law. The state of Minnesota has adopted the National Association of Insurance Commissioners (NAIC) Accounting Practices and Procedures Manual as its prescribed basis of statutory accounting principles (SAP), without significant modification. The Company has no material statutory accounting practices that differ from those of the Department or NAIC SAP. These practices differ in some respects from accounting principles generally accepted in the United States of America (U.S. GAAP). The effects of these differences, while not quantified, are presumed to be material to the Statutory Financial Statements. The more significant of these differences are as follows:

(1)
Acquisition costs, such as commissions and other costs incurred in connection with acquiring new and renewal business, are charged to current operations as incurred. Under U.S. GAAP, acquisition costs that are directly related to the successful acquisition of insurance contracts are capitalized and charged to operations as the corresponding revenues or future profits are recognized.

(2)
Aggregate reserves for life policies and annuity contracts, excluding variable annuities, are based on statutory mortality and interest assumptions without consideration for lapses or withdrawals. Under U.S. GAAP, aggregate reserves consider lapses and withdrawals.

(3)	Certain reinsurance transactions, primarily used for annuity business, are recognized as reinsurance for statutory purposes only.

(4)
Ceded reinsurance recoverable are netted against their related reserves within Policyholder liabilities, Life policies and annuity contracts and Life policy and contract claims, on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Under U.S. GAAP, these ceded reserves are presented on a gross basis as an asset.

(5)
The Company reinsures a portion of its in-force block of business through several reinsurance agreements. Under NAIC SAP, the after-tax gains associated with these indemnity reinsurance transactions are recorded

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

in Unassigned surplus and recognized through income as future earnings of the books of business emerge. Under U.S. GAAP, the pretax gains associated with such transactions that qualify as reinsurance, are deferred as liabilities and are amortized into operations over the revenue-producing period of the policies.

(6)
Bonds are carried at values prescribed by the NAIC, generally amortized cost, except for those with an NAIC rating of 6, which are reported at the lower of amortized cost or fair value. Under U.S. GAAP, bonds classified as “available-for-sale” are carried at fair value, with unrealized gains and losses recorded in stockholder’s equity.

(7)
Changes in deferred income taxes are recorded directly to Unassigned surplus. Under U.S. GAAP, these items are recorded as an item of income tax benefit or expense in operations. Moreover, under NAIC SAP, a valuation allowance may be recorded against the deferred tax asset (DTA) and admittance testing may result in an additional charge to capital and surplus for nonadmitted portions of DTAs. Under U.S. GAAP, a valuation allowance may be recorded against the DTA and reflected as an expense.

(8)
Investments in subsidiaries are carried at net equity values as prescribed by the NAIC. Changes in equity values are reflected in Unassigned surplus within the Statutory Statements of Capital and Surplus as credits or charges to Unassigned surplus. Under U.S. GAAP, wholly owned subsidiary results are consolidated.

(9)
The Company is required to establish an asset valuation reserve (AVR) liability and an interest maintenance reserve (IMR) liability. The AVR provides for a standardized statutory investment valuation reserve for certain invested assets. Changes in this reserve are recorded as direct charges or credits to Unassigned surplus. The IMR is designed to defer net realized capital gains and losses resulting from changes in the level of prevailing market interest rates and amortize them into income within the Statutory Statements of Operations over the remaining life of the investment sold. The IMR represents the unamortized portion of applicable investment gains and losses as of the balance sheet date. There is no such concept under U.S. GAAP.

(10)
Canadian asset and liability amounts are expressed in Canadian dollars without foreign exchange translation into U.S. dollars. A net foreign currency translation adjustment is recorded within the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus with an offset to Change in net unrealized foreign exchange capital gain (loss) within the Statutory Statements of Capital and Surplus. Under U.S. GAAP, Canadian assets and liabilities are converted to U.S. dollars, with any translation adjustment recorded to stockholder’s equity.

(11)
Certain assets designated as “nonadmitted assets” are not recognized and are charged directly to Unassigned surplus within the Statutory Statements of Capital and Surplus. These include, but are not limited to, investments in unaudited subsidiary, controlled, and affiliated (SCA) entities, electronic data processing (EDP) software, portions of goodwill, furniture and fixtures, prepaid expenses, receivables outstanding greater than 90 days, and portions of DTAs. There is no such concept under U.S. GAAP.

(12)
A provision is made for amounts ceded to unauthorized reinsurers in excess of collateral in the form of a trust or letter of credit through a direct charge to Unassigned surplus within the Statutory Statements of Capital and Surplus. There is no such requirement under U.S. GAAP.

(13)
Revenues for universal life policies and annuity contracts, excluding deposit-type contracts, are recognized as revenue when received within the Statutory Statements of Operations. Under U.S. GAAP, policy and contract fees charged for the cost of insurance, policy administrative charges, amortization of policy initiation fees, and surrender contract charges are recorded as revenues when earned.

(14)
Benefits for universal life policies and annuity contracts within the Statutory Statements of Operations, excluding deposit-type contracts, consist of payments made to policyholders. Under U.S. GAAP, benefits represent interest credited, and claims and benefits incurred in excess of the policyholder’s contract balance.

(15)
Changes in the fair value of derivatives are recorded as direct adjustments to Unassigned surplus as a component of Change in unrealized capital gains (losses) within the Statutory Statements of Capital and Surplus. Derivatives that meet the criteria of an effective hedge are valued and reported in a manner that is

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

consistent with the hedged asset or liability. Under U.S. GAAP, changes in the fair value of derivatives are recorded in derivative income (loss) as an offset to changes in the related policy benefit reserve within the line item where the embedded derivative is recorded. In addition, the effective and ineffective portions of a hedge are accounted for separately.

(16)
Commissions allowed by reinsurers on business ceded are reported as income when received within the Statutory Statements of Operations. Under U.S. GAAP, such commissions are deferred and amortized as a component of deferred acquisition costs.

(17)	The Statutory Financial Statements do not include a statement of comprehensive income as required under U.S. GAAP.

(18)	The Statutory Statements of Cash Flow do not classify cash flows consistent with U.S. GAAP and a reconciliation of net income to net cash provided from operating activities is not provided.

(19)
The calculation of reserves and transfers in the separate account statement requires the use of a Commissioners Annuity Reserve Valuation Method (CARVM) allowance on annuities for NAIC SAP. There is no such requirement under U.S. GAAP.

(20)
Sales inducements and premium bonuses are included in Life policies and annuity contracts in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus, and are charged to current operations as incurred. Under U.S. GAAP, deferred sales inducements and premium bonuses are similarly reserved; however, the costs are capitalized as assets and charged to operations as future profits are recognized in a manner similar to acquisition costs.

(21)
Negative cash balances are presented as a negative asset within the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. These balances are presented as a liability under U.S. GAAP.

(22)
Embedded derivatives are not separated from the host contract and accounted for separately as a derivative instrument. Under U.S. GAAP, entities must separate the embedded derivative from the host contracts and separately account for those embedded derivatives at fair value.

(23)
For certain annuity products with a market value adjustment feature sold to Minnesota residents and variable-indexed annuities, the Department requires the Company to maintain a separate asset portfolio to back related reserves. These assets and liabilities are required to be included as part of the Separate account assets and Separate account liabilities presented on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Under U.S. GAAP, there is no such requirement.

(b)    Permitted and Prescribed Statutory Accounting Practices
The Company is required to file annual statements with insurance regulatory authorities, which are prepared on an accounting basis permitted or prescribed by such authorities. Prescribed statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the NAIC. Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. The Company has no permitted or prescribed practices that differ from NAIC SAP that had an impact on net income or surplus as of December 31, 2018, 2017, and 2016.
The Company’s subsidiary, AZMO, has adopted an accounting practice that is prescribed by the Department of Insurance, Financial Institutions, and Professional Registration of the State of Missouri (the Missouri Department). The effect of the accounting practice allows a letter of credit to be carried as an admitted asset. The balance of the letter of credit asset at December 31, 2018 and 2017 was $113 and $104, respectively. Under NAIC SAP, this letter of credit would not be allowed as an admitted asset.
This prescribed practice does not impact the net income of AZMO and results in increases to surplus of $113 and $104 as of December 31, 2018 and 2017, respectively. The Company’s carrying value of its investment in AZMO per the audited statutory surplus was $340 and $319, and the carrying value of its investment in AZMO would have been $227 and $215 if AZMO had completed Statutory Financial Statements in accordance with the NAIC

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

SAP as of December 31, 2018 and 2017, respectively. AZMO maintains an adequate amount of surplus such that if it had not adopted the prescribed practice, surplus would still exceed the risk-based capital requirements.
(c)    Use of Estimates
The preparation of Statutory Financial Statements in conformity with NAIC SAP requires management to make certain estimates and assumptions that affect reported amounts of admitted assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of December 31, 2018 and 2017, and the reported amounts of revenues and expenses during the reporting period. Future events, including changes in mortality, morbidity, interest rates, capital markets, and asset valuations could cause actual results to differ from the estimates used within the Statutory Financial Statements. Such changes in estimates are recorded in the period they are determined.
(d)    Premiums and Annuity Considerations
Life premiums are recognized as income over the premium paying period of the related policies. Nondeposit-type annuity considerations are recognized as revenue when received. Accident and health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies.
(e)    Aggregate Reserves for Life Policies and Annuity Contracts
Reserves are principally calculated as the minimum reserves permitted by the state where the contract is issued for the year in which the contract is issued.
For the Company’s fixed annuity product lines, reserves are calculated using CARVM. The Company uses both issue year and change in fund basis for the calculation method, on a curtate basis, using the maximum allowable interest rate. Deferred fixed-interest and fixed-indexed annuities typically have a two-tier structure to encourage annuitization, or a single-tier structure, which may include a market value adjustment. Either two-tier or single-tier annuities may include bonuses.
For the Company’s variable and variable-indexed annuity product lines, reserves are calculated using Actuarial Guideline XLIII – CARVM for Variable Annuities (AG43), for guaranteed benefits with adequacy confirmed using stochastic scenario testing. Variable deferred annuities include a wide range of guaranteed minimum death benefits and living benefits (income, accumulation, and withdrawal).
Reserves for immediate annuities are calculated using current prescribed mortality tables.
Aggregate reserves for life insurance policies are principally calculated using the Commissioners Reserve Valuation Method (CRVM). Additional reserves are held for supplemental benefits and for contracts with secondary guarantees, consistent with prescribed regulations and actuarial guidelines.
The Company performs an annual asset adequacy analysis as required by regulation covering substantially all of its reserves. These tests are not only performed under the required interest rate scenarios, but also under additional stochastically generated interest and equity growth scenarios. Sensitivity tests, including policy lapse, annuitization, maintenance expenses, and investment return, are performed to evaluate potential insufficiencies in reserve adequacy.The results of these tests and analysis resulted in $0 of additional reserves at December 31, 2018 and 2017, respectively.
(f)    Aggregate Reserves for Accident and Health Policies
For accident and health business, reserves consist of active life reserves (mainly reserves for unearned premiums and reserves for contingent benefits on individual LTC business) and claim reserves (the present value of amounts not yet due). Claim reserves represent incurred but unpaid claims under group policies. For the LTC business, the asset adequacy analysis was performed through a gross premium valuation. At December 31, 2018 and 2017, the results of these tests and analysis supported the establishment of additional reserves of $48 and $0, respectively.
(g)    Deposit-type Contracts
Deposit-type contracts represent liabilities to policyholders in a payout status, who have chosen a fixed payout option without life contingencies. The premiums and expenses related to deposit-type contracts are not reflected

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

in the Statutory Statements of Operations as they do not have insurance risk. The Company accounts for the contract as a deposit-type contract in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
(h)    Policy and Contract Claims
Policy and contract claims include the liability for claims reported but not yet paid, claims incurred but not yet reported (IBNR), and claim settlement expenses on the Company’s accident and health business. Actuarial reserve development methods are generally used in the determination of IBNR liabilities. In cases of limited experience or lack of credible claims data, loss ratios are used to determine an appropriate IBNR liability. Claim and IBNR liabilities of a short-term nature are not discounted, but those claim liabilities resulting from disability income or LTC benefits include interest and mortality discounting.
(i)    Reinsurance
The Company assumes and cedes business with other insurers. Reinsurance premium and benefits paid or provided are accounted for in a manner consistent with the basis used in accounting for original policies issued and the terms of the reinsurance contracts. Amounts recoverable from reinsurers represent account balances and unpaid claims covered under reinsurance contracts. Amounts paid or deemed to have been paid for claims covered by reinsurance contracts are recorded as a reinsurance recoverable.
Included in Unassigned surplus is the gain recognized when the Company enters into a coinsurance or yearly renewable term (YRT) agreement on existing business. The gain is deferred and amortized into operations on a basis consistent with how the future earnings emerge on the underlying business.
Reserve adjustments related to reinsurance ceded include reserve increases received from a reinsurer on modified coinsurance ceded.
(j)    Investments
Investment values are determined in accordance with methods prescribed by the NAIC.
Bonds and Stocks
The Securities Valuation Office (SVO) of the NAIC evaluates the credit quality of the Company’s bond investments. Bonds rated at “1” (highest quality), “2” (high quality), “3” (medium quality), “4” (low quality), or “5” (lower quality) are reported at cost adjusted for the amortization of premiums, accretion of discounts, and any impairment. Bonds rated at “6” (lowest quality) are carried at the lower of amortized cost or fair value with any adjustments to fair value recorded to Unassigned surplus within the Statutory Statements of Capital and Surplus.
In accordance with its investment policy, the Company invests primarily in high-grade marketable securities. Dividends are accrued on the date declared and interest is accrued as earned. Premiums or discounts on bonds are amortized using the constant-yield method.
Loan-backed securities and structured securities are amortized using, among other factors, anticipated prepayments. Prepayment assumptions for loan-backed and structured securities are obtained from various external sources or internal estimates. The Company believes these assumptions are consistent with those a market participant would use. The Company recognizes income using the modified scientific method based on prepayment assumptions and the estimated economic life of the securities. For structured securities, except for collateralized debt obligations (CDOs) and impaired bonds, when actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments retrospectively. Any resulting adjustment is included in Net investment income on the Statutory Statements of Operations. For CDOs and impaired bonds, when adjustments are made for anticipated prepayments and other expected changes in future cash flows, the effective yield is recalculated using the prospective method as required by Statement of Statutory Accounting Principles (SSAP) No. 43R – Loan Backed and Structured Securities (SSAP No. 43R).
Hybrid securities are investments structured to have characteristics of both stocks and bonds. The Company records these securities within Bonds on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

Common stocks, other than investments in subsidiaries and Federal Home Loan Bank (FHLB) stock, are carried at fair value. Preferred stocks are carried at the lower of cost or fair value. The related unrealized capital gains (losses) are reported in Unassigned surplus, net of federal income taxes within the Statutory Statements of Capital and Surplus.
Gross realized gains and losses are computed based on the average amortized cost of all lots held for a particular CUSIP.
The fair value of bonds, and common and preferred stocks is obtained from third-party pricing sources whenever possible. Management completes its own independent price verification (IPV) process, which ensures security pricing is obtained from a third-party source other than the sources used by the Company's internal and external investment managers. The IPV process supports the reasonableness of price overrides and challenges by the internal and external investment managers and reviews pricing for appropriateness. Results of the IPV process are reviewed by the Company’s Pricing Committee.
The Company reviews its combined investment portfolio, including subsidiaries, in aggregate each quarter to determine if declines in fair value are other than temporary.
For bonds for which the fair value is less than amortized cost, the Company evaluates whether a credit loss exists by considering primarily the following factors: (a) the length of time and extent to which the fair value has been less than the amortized cost of the security; (b) changes in the financial condition, credit rating, and near-term prospects of the issuer; (c) whether the issuer is current on contractually obligated interest and principal payments; (d) changes in the financial condition of the security’s underlying collateral, if any; and (e) the payment structure of the security. For loan-backed securities, the Company must allocate other-than-temporary impairments (OTTI) between interest and noninterest-related declines in fair value. Interest-related impairments are considered other than temporary when the Company has the intent to sell the investment prior to recovery of the cost of the investment. The Company maintains a prohibited disposal list that restricts the ability of the investment managers to sell securities in a significant unrealized loss position and requires formal attestations from investment managers regarding their lack of intent to sell certain securities.
The Company evaluates whether equity securities are other-than-temporarily impaired through a review process which includes, but is not limited to, market analysis, analyzing current events, assessing recent price declines, and management’s judgment related to the likelihood of recovery within a reasonable period of time.
Impairments considered to be other-than-temporary are recorded as a reduction of the cost of the security, and a corresponding realized loss is recognized on the Statutory Statements of Operations in the period in which the impairment is determined. Recognition of the realized loss is subject to potential offset by AVR and IMR.
The Company holds certain cash equivalents which receive bond treatment based on their underlying securities. These are classified as Other assets receiving bond treatment in Note 5.
Investment in Subsidiaries
Common stock of the Company’s insurance subsidiaries is carried at SAP capital and surplus, and investments in non-insurance subsidiaries are carried at U.S. GAAP equity value adjusted for certain items that are considered to be non-admitted. Unaudited subsidiaries are fully non-admitted.
Mortgage Loans on Real Estate
Mortgage loans on real estate are carried at the outstanding principal balance, adjusted for any impairment. The fair value of mortgage loans has been calculated using discounted cash flows and is based on pertinent information available to management as of year-end. The Company evaluates loans quarterly to assess whether there is an impairment based on the likelihood of receiving all contractual cash flows. The Company accounts for interest income on impaired loans on a cash basis. Interest accrual is discontinued for impaired loans and interest income is only recognized when received. Payments received on impaired loans are applied to accrued interest, and payments received in excess of accrued interest are applied to principal.

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

Real Estate
Real estate represents the Company’s home office property, and is carried at depreciated cost less encumbrances in accordance with SSAP No. 40 – Real Estate Investments. Real estate income, including income received from home office property, is included in Net investment income on the Statutory Statements of Operations. Real estate, exclusive of land, is depreciated on a straight-line basis over estimated useful lives ranging from 3 to 40 years. At December 31, 2018 and 2017, accumulated depreciation was $65 and $60, respectively. Furthermore, as of December 31, 2018 and 2017, real estate was presented net of encumbrances of $60 and $69, respectively, as discussed in Note 7.
Cash and Cash Equivalents
Cash and cash equivalents include cash on hand, demand deposits, short-term government money market funds, commercial paper, reverse repurchase agreements, and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the carrying value is deemed to approximate fair value.
In the normal course of business, the Company enters into bilateral and tri-party reverse repurchase agreements, whereby the Company purchases securities and simultaneously agrees to resell the same securities at a stated price on a specified date in the future, for the purpose of earning a specified rate of return. An affiliate of the Company serves as the agent in the bilateral agreements and an unaffiliated bank serves as the custodian in the tri-party agreements. The bilateral agreements require purchases of specifically identified securities. If at any time the fair value of those purchased securities falls below the purchase price, additional collateral in the form of cash or additional securities is required to be transferred to ensure margin maintenance. The tri-party agreements allow for the purchase of certain bonds and structured securities, and require a minimum of 102% of fair value of the securities purchased to be maintained as collateral.
The Company’s reverse repurchase agreements are accounted for as collateralized lending in accordance with SSAP No. 103R – Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (SSAP No. 103R), whereby the amounts paid for the securities are reported as cash equivalents within Cash and cash equivalents on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The difference between the amount paid and the amount at which the securities will be resold is reported as interest income within Net investment income on the Statutory Statements of Operations.
Policy Loans
Policy loans are supported by the underlying cash value of the policies. Policy loans are carried at unpaid principal balances plus accrued interest income on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The unpaid principal balances are not in excess of the cash surrender values of the related policies.
Other Invested Assets
The Company participates in securities lending arrangements whereby specific securities are loaned to other institutions. The Company receives collateral from these arrangements including cash and cash equivalents, which can be reinvested based on the Company's discretion, and noncash collateral, which may not be sold or re-pledged unless the counterparty is in default. The Company accounts for its securities lending transactions as secured borrowings, in which the cash collateral received and the related obligation to return the cash collateral are recorded in Other invested assets and Other liabilities, on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus, respectively. Noncash collateral received is not reflected on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Securities on loan remain on the Company’s Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus, and interest and dividend income earned by the Company on loaned securities is recognized in Net investment income on the Statutory Statements of Operations.
Company policy requires a minimum of 102% of fair value of securities loaned under securities lending agreements to be maintained as collateral. The Company’s sources of cash used to return cash collateral is dependent upon the liquidity of current market conditions. The Company has policies in place to manage reinvested collateral at appropriate levels of liquidity.

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

The Company invests in low income housing tax credit (LIHTC) investments for tax benefits. In accordance with SSAP No. 93 – Low Income Housing Tax Credit Property Investments, the LIHTC investments are carried at cost, adjusted for amortization based on the proportion of total tax credits and other tax benefits expected to be received over the life of the investments and are recorded in Other invested assets, on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The Company records a liability and corresponding asset for the remaining unfunded commitment beginning when the LIHTC investment is initially funded, which decreases as the Company provides capital to fund. The asset and liability representing the unfunded commitment are recorded in Other invested assets and Other liabilities, on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus, respectively. The tax benefit is recognized within Income tax expense within the Statutory Statements of Operations. The amortization of the investment is recorded as Net investment income and any impairments are included in Net realized capital gain (loss) within the Statutory Statements of Operations.
Receivables and payables for securities are carried at fair value on the trade date and represent a timing difference on securities that are traded at the balance sheet date but not settled until subsequent to the balance sheet date. Receivables and payables for securities are included in Other invested assets and Other liabilities, respectively, on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
(k)    Derivatives
The Company utilizes derivatives within certain actively managed investment portfolios. Within these portfolios, derivatives can be used for hedging, replication, and income generation only.
Hedge Accounting
The Company has elected hedge accounting treatment on certain derivative instruments. To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating changes in the cash flows or fair value of the hedged item due to the designated risk hedged. The documentation process involves defining the Company's risk management objective, strategy for undertaking each hedge transaction, linking specific derivatives to specific assets or liabilities on the Statutory Statements of Assets, Liabilities, and Capital and Surplus, and defining the effectiveness testing methods to be used. The Company also formally assesses, at inception and on a quarterly basis, whether the derivatives used in hedging transactions have been and are expected to continue to be highly effective in offsetting changes in the cash flows or fair value of hedged items based on the designated risk hedged.
Hedge effectiveness is assessed using qualitative and quantitative methods. Qualitative methods may include comparison of critical terms of the derivative to the hedged item. Quantitative methods include analysis of changes in fair value or cash flows associated with the hedge relationship. Hedge effectiveness may be measured using either the dollar offset method or regression analysis. The dollar offset method compares changes in cash flows of the hedging instrument with changes in the cash flows of the hedged item attributable to the hedged risk. Regression analysis is a statistical technique used in the measurement of hedge effectiveness to measure the relationships between the fair values or cash flows of a derivative and a hedged item and how each reacts to changes in the risk managed by hedge accounting (i.e., interest rates, foreign currency rates).
A derivative instrument is either classified as an effective hedge or an ineffective hedge. Entities must account for the derivative at fair value if deemed to be ineffective or becomes ineffective. For those derivatives qualifying as effective for hedge accounting, the change in the carrying value or cash flow of the derivative shall be recorded consistently with the way that changes in the carrying value or cash flows of the hedged asset, liability, firm commitment, or forecasted transaction are recorded.
Foreign Currency Swaps
The Company utilizes foreign currency swaps to hedge cash flows and applies hedge accounting treatment. Specifically, the Company uses foreign currency swaps to hedge foreign currency and interest rate fluctuations on certain underlying foreign currency denominated fixed-maturity securities. The foreign currency swaps are reported at amortized cost from the date hedge accounting is designated and deemed to be effective, which is consistent with the accounting for the bonds that are the subject of the hedge accounting transactions.

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

The Company has a timing difference between the purchase of the foreign currency swap and settlement of the hedged foreign currency denominated fixed-maturity security. Any changes in value of the foreign currency swap between the purchase and settlement date are recorded in Net realized capital gains on the Statutory Statements of Operations. After the hedged foreign currency denominated fixed-maturity security is settled, the Company completes documentation and designated hedge accounting.
Interest Rate Swaps on Variable Annuity Insurance Liabilities
The Company utilizes interest rate swaps (IRS) to hedge the interest rate risk on certain variable annuity guarantee benefits as a cash flow hedge. The Company designates hedge accounting for these IRS and the Department has accepted the Company's interpretation of SSAP No. 86 – Derivatives (SSAP No. 86) . The initial book value of the IRS represents the book value created from inception until the designation of hedge accounting. These IRS are held at amortized cost and changes are recognized to the extent they offset changes in the AG43 reserve for the hedged item due to interest rate movement. The initial book value and subsequent changes due to the hedged item or realized gains or losses recorded under hedge accounting (hedge adjustment) are amortized over the duration of the hedge program. The carrying value of the IRS with hedge adjustment, as well as settled variation margin payable, are recorded within Other liabilities on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus, with changes in the IRS hedge adjustment recorded within Other Income on the Statutory Statements of Operations. The carrying value of settled variation margin receivable is recorded within Other assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
The table below illustrates the hedge adjustment calculation for the year ended December 31:

2018
Initial book value of the IRS created from inception until the designation of hedge accounting	$287
Amounts offsetting changes in the AG43 reserve for the hedged item due to interest rate movements	(3)
Net losses from cumulative IRS sales after designation of hedge accounting (1)	608
Net receivable/payable interest accrued	(4)
Cumulative amortization	(160)
Carrying value of IRS hedge adjustment (2)	$728

(1) See Note 5(g) for further information regarding this transaction.
(2) The carrying value of the IRS hedge adjustment differs from that disclosed in Note 6 as the amount disclosed in Note 6 has been adjusted for IRS positions no longer held by the Company.
Nonqualifying hedging
Futures and Options Contracts
The Company provides benefits through certain life and annuity products which are linked to the fluctuation of various market indices, and certain variable annuity contracts that provide minimum guaranteed benefits. The Company has analyzed the characteristics of these benefits and has entered into over-the-counter (OTC) option contracts, exchange-traded option (ETO) contracts, and exchange-traded futures contracts tied to an underlying index with similar characteristics with the objective to economically hedge these benefits. Management monitors in-force amounts and option and futures contract values to ensure satisfactory matching and to identify unsatisfactory mismatches. If actual persistency deviated, management would purchase or sell option and futures contracts as deemed appropriate or take other actions.
The OTC option contracts and ETO contracts are reported at fair value in Derivative assets and Derivative liabilities on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The fair value of the OTC options is derived internally and deemed by management to be reasonable via performing an IPV process. The process of deriving internal derivative prices requires the Company to calibrate Monte Carlo scenarios to actual market information. The calibrated scenarios are applied to derivative cash flow models

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

to calculate fair value prices for the derivatives. The fair value of the ETO contacts is based on quoted market prices. Incremental gains and losses from expiring options are included in Net realized capital gain (loss) on the Statutory Statements of Operations. The liability for the related policyholder benefits is reported in Life policies and annuity contracts on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The unrealized gain or loss on open OTC option contracts is recognized as a direct adjustment to Unassigned surplus within the Statutory Statements of Capital and Surplus. Any unrealized gains or losses on open OTC option contracts are recognized as realized when the contracts mature (see Note 5 for further discussion).
Futures contracts do not require an initial cash outlay, and the Company has agreed to daily net settlement based on movements of the representative index. Therefore, no asset or liability is recorded as of the end of the reporting period. A derivative asset or liability and an offsetting variation margin payable or receivable is recorded in Derivative assets or Derivative liabilities in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus for the outstanding unpaid variation margin representing market movements on the last trading day of the year.
Gains and losses are not considered realized until the termination or expiration of the futures contract. Unrealized gains and losses on futures contracts are reflected in the Statutory Statements of Capital and Surplus in Unassigned surplus, Change in unrealized gains. Realized gains and losses on futures contracts are included in the Statutory Statements of Operations, Net realized capital gain (loss), net of taxes and interest maintenance reserve.
In 2018, NAIC SAP issued an update to SSAP No. 86 clarifying treatment of futures gains and losses, see Note 3 for further discussion. In 2017, futures gains and losses are included in Net realized capital gain (loss) in the 2017 Statutory Statements of Operations. No asset or liability is recorded except for the outstanding unpaid variation margin representing market movements on the last trading day of the year and included in Derivative assets or Derivative liabilities in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
Interest Rate Swaps, Credit Default Swaps, Total Return Swaps, and To Be Announced Securities
The Company utilizes IRS, credit default swaps (CDS), total return swaps (TRS), and To Be Announced (TBA) securities to economically hedge market risks embedded in certain life and annuity products. The IRS, CDS, TRS and TBA securities are reported at fair value in Derivative assets or Derivative liabilities on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The fair value of the IRS, CDS, and TBA securities are derived using a third-party vendor software program and deemed by management to be reasonable. Centrally cleared IRS fair values are obtained from the exchange on which they are traded. The fair value of the TRS is based on counterparty pricing and deemed by management to be reasonable. Changes in unrealized gains and losses on the swaps are recorded as a direct adjustment to Unassigned surplus within the Statutory Statements of Capital and Surplus. Gains and losses on exchange cleared IRS are recorded as unrealized until the contracts mature or are disposed at which time they are recorded as realized, subject to offset by IMR.
(l)    Corporate-Owned Life Insurance
Corporate-owned life insurance (COLI) is recognized initially as the amount of premiums paid. Subsequent measurement of the contract is based upon the amount that could be realized assuming the surrender of an individual-life policy (or certificate in a group policy), otherwise known as the cash surrender value (CSV), in accordance with SSAP No. 21 – Other Admitted Assets (SSAP No. 21). Changes in CSV resulting from subsequent measurement of the contract are recognized as a component of Other income on the Statutory Statements of Operations. The Company’s COLI policies are reported in Other assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
(m)    Borrowed Money
The Company is a member of the FHLB of Des Moines, primarily for the purpose of participating in the FHLB’s mortgage collateralized loan advance program with short-term and long-term funding facilities. Members are

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

required to purchase and hold a minimum amount of FHLB capital stock plus additional stock based on outstanding advances. Through its membership, the Company has issued debt to the FHLB in exchange for cash advances. It is part of the Company’s strategy to utilize funds borrowed from the FHLB for operations and strategic initiatives. The Company’s current borrowings are not subject to prepayment obligations.
Funds obtained from the FHLB and accrued interest are included within Borrowed money within the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus in accordance with SSAP No. 15 – Debt and Holding Company Obligations. The collateral pledged to FHLB is reported as admitted assets within the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus in accordance with admissibility testing under SSAP No. 30 – Unaffiliated Common Stock.
(n)    Income Taxes
The Company and its subsidiaries file a consolidated federal income tax return with AZOA and all of its wholly-owned subsidiaries. The consolidated tax allocation agreement stipulates that each company participating in the return will bear its share of the tax liability pursuant to certain tax allocation elections under the Internal Revenue Code (IRC) and its related regulations and reimbursement will be in accordance with an intercompany tax reimbursement arrangement. The Company, and its insurance subsidiaries, generally will be paid for the tax benefit of any of their tax attributes used by any member of the consolidated group.
The Company provides for federal income taxes based on amounts the Company believes it ultimately will owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to significantly change the provision for federal income taxes recorded in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Any such change could significantly affect the amounts reported in the Statutory Statements of Operations. Management uses best estimates to establish reserves based on current facts and circumstances regarding tax exposure items where the ultimate deductibility is open to interpretation. Quarterly, management evaluates the appropriateness of such reserves based on any new developments specific to their fact patterns. Information considered includes results of completed tax examinations, Technical Advice Memorandums, and other rulings issued by the Internal Revenue Service or the tax courts.
The Company utilizes the asset and liability method of accounting for income taxes. DTAs and deferred tax liabilities (DTLs), net of the nonadmitted portion are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Gross DTAs and DTLs are measured using enacted tax rates and are considered for admitted tax asset status according to the admissibility test as set forth by the NAIC. Changes in DTAs and DTLs, including changes attributable to changes in tax rates, are recognized as a component of Unassigned surplus on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
(o)    Separate Accounts
Separate account assets and liabilities are primarily funds held for the exclusive benefit of variable and variable-indexed annuity contract holders for which investment income and investment gains and losses accrue directly to and the investment risk is borne by contract holders. Separate account assets are reported at fair value in accordance with SSAP No. 56 – Separate Accounts (SSAP No. 56).
Amounts due from separate accounts primarily represent the difference between the surrender value of the contracts and the Separate account liability as disclosed on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. This receivable represents the surrender fee that would be paid to the Company upon the surrender of the policy or contract by the policyholder or contract holder as of December 31. Amounts charged to the contract holders for mortality and contract maintenance, and other administrative services fees are included in income within Fees from separate accounts on the Statutory Statements of Operations. These fees have been earned and assessed against contract holders on a daily or monthly basis throughout the contract period and are recognized as revenue when assessed and earned.

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

In 2018, the Company changed its presentation of Separate account assets and Separate account liabilities to report derivatives on a gross basis. Previously, derivatives in the Separate account assets and Separate liabilities were presented on a net basis.
(p)    Receivables
Receivable balances approximate estimated fair values. This is based on pertinent information available to management as of year-end, including the financial condition and creditworthiness of the parties underlying the receivables. Any balances outstanding more than 90 days are nonadmitted on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
(q)    Reclassifications
Certain prior year balances have been reclassified to conform to the current year presentation. These reclassifications did not change total admitted assets, capital and surplus, or net income as previously reported.
(3)    Accounting Changes and Corrections of Errors
Accounting Changes
Change in Reserves on Account of Change in Valuation Basis
In 2018, the Company changed its valuation basis for certain fixed index annuities with guaranteed lifetime withdrawal benefit (GLWB) streams to utilize Type A rates for when GLWB streams extend into the account value equals zero phase. Previously the Company utilized a combination of Type A and Type C rates for this benefit stream. The prior period impacts related to this change were recorded in 2018 and resulted in a pre-tax decrease of $342 to Policyholder liabilities for Life policies and annuity contracts within the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The corresponding increase to surplus for the same amount is recorded in Change in reserve on account of change in valuation basis within the Statutory Statements of Capital and Surplus.
Attained Age Based Income Payment Rate Methodology
In 2018, the Company changed its methodology applied to calculate reserves for attained age-based income payment rates for income policies that have not yet elected payments. The previous methodology calculated reserves for attained age payment rates coinciding with the current policy year and number of years of deferral. The Company changed its methodology to reflect the current benefit available to the policyholder by utilizing the attained age and policy years of deferral coinciding with the next anniversary. Impacts related to prior periods were recorded in 2018 and resulted in a pre-tax increase of $147 to Policyholder liabilities for Life policies and annuity contracts within the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The corresponding decrease to surplus of $117 is recorded in Change in accounting principle, net of tax within the Statutory Statements of Capital and Surplus.
Variable-Indexed Annuity Basic Adjusted Reserve Calculation
In 2018, the Company changed its methodology used to calculate the Basic Adjusted Reserve for variable-indexed annuities to utilize the guaranteed cap instead of the projected index option. The prior period impacts of the methodology change were recorded in 2018 and resulted in a pre-tax decrease of $39 to Policyholder liabilities for Life policies and annuity contracts within the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The corresponding increase to surplus of $31 is recorded in Change in accounting principle, net of tax within the Statutory Statements of Capital and Surplus.
AG43D Hedge Credit Calculation
In 2017, the Company changed its calculation of the AG43 reserve to remove options for variable-indexed annuities from the AG43D hedge credit calculation, as the options are utilized to hedge future policyholder credits and not a guaranteed benefit. AG43 requires hedging assets to only be included in the calculation when they hedge a guaranteed benefit. As such, the Company has interpreted AG43 to exclude non-guaranteed benefits from the calculation, as the inclusion of the options in the calculation does not best represent the movement of the associated liability. The initial shock down in these options will be removed from the AG43D hedge credit calculation as the decrease is also included in the change in policyholder’s account value. Policyholder liabilities for Life policies and annuity contracts within the Statutory Statements

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

of Admitted Assets, Liabilities, and Capital and Surplus and Change in accounting principle, net of tax within the Statutory Statements of Capital and Surplus have been adjusted in 2017 to account for the 2016 impacts.
Recently Issued Accounting Standards – Adopted in 2018
In 2017, the NAIC adopted revisions to SSAP No. 69 – Statement of Cash Flow, by adopting Accounting Standards Update 2016-15 – Classification of Certain Cash Receipts and Cash Payments, in its entirety. The revisions provide guidance on the classification of eight different subject matter topics including: 1) Debt prepayment or debt extinguishment costs, 2) Settlement of zero-coupon debt instruments or other debt instruments with coupon interest rates that are insignificant in relation to the effective interest rate of the borrowing, 3) Contingent consideration payments made after a business combination, 4) Proceeds from the settlement of insurance claims, 5) Proceeds from the settlement of corporate-owned life insurance policies, including bank-owned life insurance policies, 6) Distributions received from equity method investors, 7) Beneficial interests in securitization transactions, and 8) Separately identifiable cash flows and application of the predominance principle. The revisions are effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. The Company elected to apply the cumulative earnings approach in recording distributions from equity method investments in the statements of cash flow upon adoption of the revisions. There was no impact to net income or surplus during the year ended December 31, 2018 as a result of adopting the revisions.
In 2017, the NAIC adopted revisions to SSAP No. 86. These revisions clarify that variation margin changes should not be recognized as "settlement" until the derivative contract has terminated and instead should be recognized as an adjustment to the carrying value of the derivative contract as a separate asset or liability. The revisions are effective January 1, 2018 with prospective application. Upon adoption, the Company reflected a prospective change in variation margin for all futures contracts as unrealized until sale, maturity, or expiration, resulting in a pre-tax decrease of $8 to net income and no impact to surplus for the year ended December 31, 2018.
Recently Issued Accounting Standards – Adopted in 2017
In 2017, the NAIC adopted revisions to SSAP No. 26 – Bonds. The revisions remove SVO-identified instruments from the definition of a bond and provide separate statutory accounting guidance for these instruments, including the option to measure bond exchange-traded funds (ETFs) using systematic value. The revisions also incorporate the definition of a security within the definition of a bond and incorporate definitions for non-bond, fixed-income instruments. The revisions are effective December 31, 2017. The Company holds bond ETFs and has elected the systematic value approach to measure these instruments effective January 1, 2018, resulting in pre-tax impacts to net income and surplus of $19 for the year ended December 31, 2018.
Recently Issued Accounting Standards – To Be Adopted
In 2016, the NAIC adopted revisions to SSAP No. 51R – Life Contracts, and SSAP No. 54 – Individual and Group Accident and Health Contracts, Issue Paper No. 154 – Implementation of Principles-Based Reserving. These revisions relate to the adoption of principles based reserving for Life and Heath contracts. The revisions are effective January 1, 2020. The Company is currently assessing the impact of the new guidance.
In 2018, the NAIC adopted SSAP No. 108 – Derivatives Hedging Variable Annuity Guarantees. This standard establishes statutory accounting principles to address certain limited derivative transactions hedging variable annuity guarantees subject to fluctuations as a result of interest rate sensitivity. It is effective January 1, 2020, with early adoption permitted January 1, 2019. The Company is currently assessing the impact of the new guidance.
Corrections of Errors
The Company records correction of errors in accordance with SSAP No. 3 – Accounting Changes and Correction of Errors (SSAP No. 3). SSAP No. 3 prescribes that the correction of errors in previously issued Statutory Financial Statements will be reported as an adjustment to capital and surplus in the period the error is detected. These errors are shown within Correction of errors, net of tax, on the Statutory Statements of Capital and Surplus. During the years ended December 31, 2018, 2017, and 2016, there were no Corrections of errors recorded on the Statutory Statements of Capital and Surplus.

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(4)    Risk Disclosures
The following is a description of the significant risks facing the Company and how it attempts to mitigate those risks:
(a)    Credit Risk
Credit risk is the risk that issuers of fixed-rate and variable-rate income securities, mortgages on commercial real estate, or other parties with whom the Company has transactions, such as reinsurers and derivative counterparties, default on their contractual obligations, resulting in unexpected credit losses.
The Company mitigates this risk by adhering to investment policies and limits that provide portfolio diversification on an asset class, asset quality, creditor, and geographical basis, and by complying with investment limitations from applicable state insurance laws and regulations. The Company considers all relevant objective information available in estimating the cash flows related to structured securities. The Company actively monitors and manages exposures, and determines whether any securities are impaired. The aggregate credit risk is influenced by management’s risk/return preferences, the economic and credit environment, and the ability to manage this risk through liability portfolio management.
For derivative counterparties, the Company mitigates credit risk by tracking and limiting exposure to each counterparty through limits that are reported regularly and, once breached, restricts further trades; establishing relationships with counterparties rated BBB+ and higher; and monitoring the CDS of each counterparty as an early warning signal to cease trading when credit default swap spreads imply severe impairment in credit quality.
The Company executes Credit Support Annexes with all active and new counterparties which further limits credit risk by requiring counterparties to post collateral to a segregated account to cover any counterparty exposure.
(b)    Credit Concentration Risk
Credit concentration risk is the risk of increased exposure to significant asset defaults (of a single security issuer or class of security issuers); economic conditions (if business is concentrated in a certain industry sector or geographic area); or adverse regulatory or court decisions (if concentrated in a single jurisdiction) affecting credit. Concentration risk exposure is monitored regularly.
The Company’s Finance Committee, responsible for asset/liability management (ALM) issues, recommends an investment policy to the Company’s Board of Directors (BOD) and approves the strategic asset allocation and accompanying investment mandates for an asset manager with respect to asset class. The investment policy and accompanying investment mandates specify asset allocation among major asset classes and the degree of asset manager flexibility for each asset class. The investment policy complies, at a minimum, with state statutes. Compliance with the policy is monitored by the Finance Committee who is responsible for implementing internal controls and procedures. Deviations from the policy are monitored and addressed. The Finance Committee and, subsequently, the BOD review the investment policy at least annually.
To further mitigate this risk, internal concentration limits based on credit rating and sector are established and are monitored regularly. Any ultimate obligor group exceeding these limits is placed on a restricted list to prevent further purchases, and the excess exposure may be actively sold down to comply with concentration limit guidelines. Any exceptions require Chief Risk Officer approval and monitoring by the Risk Committee. Further, the Company performs a quarterly concentration risk calculation to ensure compliance with the State of Minnesota insurance regulations.
(c)    Liquidity Risk
Liquidity risk is the risk that unexpected timing or amounts of cash needed will require liquidation of assets in a market that will result in a realized loss or an inability to sell certain classes of assets such that an insurer will be unable to meet its obligations and contractual guarantees. Liquidity risk also includes the risk that in the event of a company liquidity crisis, refinancing is only possible at higher interest rates. Liquidity risk can be affected by the maturity of liabilities, the presence of withdrawal penalties, the breadth of funding sources, and terms of funding sources. It can also be affected by counterparty collateral triggers as well as whether anticipated liquidity sources, such as credit agreements, are cancelable.

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

The Company manages liquidity within four specific domains: (1) monitoring product development, product management, business operations, and the investment portfolio; (2) setting ALM strategies; (3) managing the cash requirements stemming from the Company’s derivative dynamic economic hedging activities; and (4) establishing liquidity facilities to provide additional liquidity. The Company has established liquidity risk limits, which are approved by the Company’s Risk Committee, and the Company monitors its liquidity risk regularly. The Company also sets target levels for the liquid securities in its investment portfolio.
(d)    Interest Rate Risk
Interest rate risk is the risk that movements in interest rates or interest rate volatility will cause a decrease in the value of an insurer’s assets relative to the value of its liabilities and/or an unfavorable change in prepayment activity resulting in compressed interest margins.
The Company has an ALM strategy to align cash flows and duration of the investment portfolio with policyholder liability cash flows and duration. The Company further limits interest rate risk on variable annuity guarantees through economic interest rate hedges. The Company monitors the economic and accounting impacts of interest rate stress scenarios on assets and liabilities regularly.
(e)    Equity Market Risk
Equity market risk is the risk that movements in equity prices or equity volatility will cause a decrease in the value of an insurer’s assets relative to the value of its liabilities.
The policy value of the fixed-indexed universal life, fixed-indexed annuity, and variable-indexed annuity products is linked to equity market indices. The Company economically hedges this exposure with derivatives.
Variable annuity products may provide a minimum guaranteed level of benefits irrespective of market movements. The Company has adopted an economic hedging program to manage the equity risk of these products.
The Company monitors the impacts of equity stress scenarios on assets and liabilities regularly.
Basis risk is the risk that variable annuity hedge asset value changes unexpectedly relative to the value of the underlying separate account funds of the variable annuity contracts. Basis risk may arise from the Company’s inability to directly hedge the underlying investment options of the variable annuity contracts. The Company mitigates this risk through regular review and synchronization of fund mappings, product design features, and hedge design.
(f)    Operational Risk
Operational risk is the risk of loss resulting from inadequate or failed internal processes and systems, from human misbehavior or error, or from external events. Operational risk is comprised of the following seven risk categories: (1) external fraud; (2) internal fraud; (3) employment practices and workplace safety; (4) clients/third-party, products and business practices; (5) damage to physical assets; (6) business disruption and system failure; and (7) execution, delivery, and process management. Operational risk is comprehensively managed through a combination of core qualitative and quantitative activities.
The Operational Risk Management framework includes the following key activities: (1) loss data capture identifies historical operational events that meet a designated threshold to ensure transparency and remediation of each event; (2) an integrated risk and control system is performed to proactively manage significant operational risk scenarios throughout the organization; and (3) scenario analyses are conducted to quantify operational risk capital.
(g)    Legal/Regulatory Risk
Legal/regulatory risk is the risk that changes in the legal or regulatory environment in which the Company operates may result in reduced demand for its products or additional expenses not assumed in product pricing. Additionally, the Company is exposed to risk related to how the Company conducts itself in the market and the suitability of its product sales to contract holders.
The Company mitigates this risk by offering a broad range of products and by operating throughout the United States. The Company actively monitors all market-related exposure and participates in national and international

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

discussions relating to legal, regulatory, and accounting changes that may impact the business. A formal process exists to assess the Company’s risk exposure to changes in regulation including monitoring by the Compliance and Legal departments and regular reporting to the BOD of all known compliance risks and the effectiveness of the approach used to mitigate such risks. In addition, the Company has implemented suitability standards to mitigate suitability risk.
(h)    Ratings Risk
Ratings risk is the risk that rating agencies change their outlook or rating of the Company or a subsidiary of the Company. The rating agencies generally utilize proprietary capital adequacy models in the process of establishing ratings for the Company. The Company is at risk of changes in these models and the impact that changes in the underlying business that it is engaged in can have on such models. To mitigate this risk, the Company maintains regular communications with the rating agencies and evaluates the impact of significant transactions on such capital adequacy models and considers the same in the design of transactions to minimize the adverse impact of this risk. Rating agency capital is calculated and analyzed regularly. Stress tests are performed regularly to assess how rating agency capital adequacy models would be impacted by severe economic events
(i)    Mortality/Longevity Risk
Mortality/longevity risk is the risk that mortality experience is different than the life expectancy assumptions used by the Company to price its products.
The Company mitigates mortality risk primarily through reinsurance, whereby the Company cedes a significant portion of its mortality risk to third parties. The Company also manages mortality risk through the underwriting process. Both mortality and longevity risks are managed through the review of life expectancy assumptions and experience in conjunction with active product management.
(j)    Lapse Risk
Lapse risk is the risk that actual lapse experience evolves differently than the assumptions used for pricing and valuation exercises leading to a significant loss in Company value and/or income.
The Company mitigates this risk by performing sensitivity analysis at the time of pricing to affect policy design, regular ALM analysis, and exercising management levers at issue, as well as post-issue as experience evolves. Policyholder experience is monitored regularly.
(k)    Cyber Security Risk
Cyber security risk is the risk of losses due to external and/or internal attacks impacting the confidentiality, integrity, and/or availability of key systems, data, and processes reliant on digital technology. The Company has implemented preventative, detective, response, and recovery measures including firewalls, intrusion detection and prevention, advanced malware detection, spyware and anti-virus software, email protection, network and laptop encryption, web content filtering, web application firewalls, and regular scanning of all servers and network devices to identify vulnerabilities. Controls are implemented to prevent and review unauthorized access.
(l)    Reinsurance Risk
Reinsurance risk is the risk that reinsurance companies default on their obligation where the Company has ceded a portion of its insurance risk. The Company uses reinsurance to limit its risk exposure to certain business lines and to enable better capital management.
Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company.
The Company mitigates this risk by requiring certain counterparties to meet thresholds related to the counterparty’s credit rating, exposure, or other factors. If the thresholds are not met by those counterparties, they are required to establish a trust or letter of credit backed by assets meeting certain quality criteria. All arrangements are regularly monitored to determine whether trusts or letters of credit are sufficient to support the ceded liabilities and that their

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

terms are being met. Also, the Company reviews the financial standings and ratings of its reinsurance counterparties and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies regularly.
(5)    Investments
(a)    Bonds, Other Assets Receiving Bond Treatment, and Stocks
At December 31, the amortized cost, gross unrealized gains, gross unrealized losses, and fair values of investments, excluding affiliated investments, are shown below:

	2018
	Amortized cost	Gross unrealized gains	Gross unrealized losses	Fair value
Bonds:
U.S. government	$2,483	25	33	2,475
Agencies not backed by the full faith and credit of the U.S. government	3	—	—	3
States and political subdivisions	10,037	701	105	10,633
Foreign governments	572	10	15	567
Corporate securities	69,577	1,870	1,979	69,468
Mortgage-backed securities	15,371	118	352	15,137
Collateralized debt obligations	16	13	—	29
Total bonds	98,059	2,737	2,484	98,312
Common stocks	130	2	8	124
Preferred stocks	13	—	—	13
Total	$98,202	2,739	2,492	98,449

	2017
	Amortized cost	Gross unrealized gains	Gross unrealized losses	Fair value
Bonds:
U.S. government	$2,073	14	21	2,066
Agencies not backed by the full faith and credit of the U.S. government	3	—	—	3
States and political subdivisions	9,762	1,138	13	10,887
Foreign governments	525	20	3	542
Corporate securities	64,392	4,970	170	69,192
Mortgage-backed securities	13,957	244	114	14,087
Collateralized debt obligations	15	13	—	28
Total bonds	90,727	6,399	321	96,805
Common stocks	139	10	1	148
Preferred stocks	2	—	—	2
Total	$90,868	6,409	322	96,955
At December 31, 2018 and 2017, the Company did not have any NAIC-6 rated bonds for which amortized cost differed from carrying value.

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

The Company had NAIC-6 rated bonds with a statement value of $7 and $0 as of December 31, 2018 and 2017, respectively. There was no interest due on bonds in default, which was excluded from investment income due and accrued as of December 31, 2018 and 2017.
At December 31, 2018 and 2017, the Company had hybrid securities with a carrying value of $34 and $64, respectively.
As of December 31, 2018 and 2017, investments with a statement value of $31 and $26, respectively, were held on deposit with various insurance departments and in other trusts as required by statutory regulations.
The amortized cost and fair value of bonds and other assets receiving bond treatment reported in the statutory Annual Statement Schedule D Part 1A at December 31, 2018, by expected maturity, are shown below:

	Carrying value	Fair value
Due in 1 year or less	$2,856	$2,851
Due after 1 year through 5 years	12,427	12,565
Due after 5 years through 10 years	22,162	21,789
Due after 10 years	44,309	45,063
No maturity date	918	879
Loan-backed and other structured securities	15,387	15,165
Total bonds and other assets receiving bond treatment	$98,059	$98,312
Expected maturities will differ from contractual maturities, because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.
Proceeds from sales of bonds includes sales, maturities, paydowns, and other redemptions of bonds and other assets receiving bond treatment. Proceeds from sales of bonds for the years ended December 31 are shown below:

	2018	2017	2016
Proceeds from sales	$9,476	7,826	10,417
Gross gains	94	186	204
Gross losses	63	84	72
Proceeds from sales of common stocks for the years ended December 31 are shown below:

	2018	2017	2016
Proceeds from sales	$172	80	87
Gross gains	5	11	1
Gross losses	—	—	1
There were no sales of preferred stocks for the years ended December 31, 2018, 2017, and 2016.
For the years ended December 31, 2018 and 2017, there were 58 and 80 CUSIPs sold, disposed, or otherwise redeemed as a result of a callable feature, respectively. The aggregate amount of investment income generated as a result of these transactions was $30 and $61 for 2018 and 2017, respectively.
The Company’s bond portfolio includes mortgage-backed securities. Due to the high quality of these investments and the lack of subprime loans within the securities, the Company does not have a material exposure to subprime mortgages.

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(b)    Unrealized Investment Losses
To determine whether or not declines in fair value are other than temporary, the Company performs a quarterly review of its entire combined investment portfolio, including investments held by subsidiaries, using quoted market prices by third-party sources. For further discussion, see Notes 2 and 6.
Unrealized losses and the related fair value of investments held by the Company for the years ended December 31 are shown below:

	2018
	12 months or less			Greater than 12 months		Total
	Fair value		Unrealized losses	Fair value	Unrealized losses	Fair value		Unrealized losses
Bonds:
U.S. government	$344	—	5	1,094	28	1,438		33
Agencies not backed by the full faith and credit of the U.S. government	1	—	—	1	—	2		—
Foreign government	182		8	99	7	281	—	15
States and political subdivisions	2,295		82	386	23	2,681	—	105
Corporate securities	31,419		1,389	6,326	590	37,745	—	1,979
Mortgage-backed securities	5,501		94	5,581	258	11,082	—	352
Total bonds	39,742		1,578	13,487	906	53,229		2,484
Common stock	71		6	10	2	81		8
Total temporarily impaired securities	$39,813		1,584	13,497	908	53,310		2,492

	2017
	12 months or less		Greater than 12 months		Total
	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses
Bonds:
U.S. government	$1,358	9	439	13	1,797	22
Agencies not backed by the full faith and credit of the U.S. government	1	—	—	—	1	—
Foreign government	82	1	36	1	118	3
States and political subdivisions	217	3	214	10	431	13
Corporate securities	4,174	45	3,366	125	7,540	170
Mortgage-backed securities	3,326	24	2,720	90	6,046	114
Total bonds	9,158	82	6,775	239	15,933	321
Common stock	17	1	6	—	22	1
Total temporarily impaired securities	$9,175	83	6,781	239	15,956	322
As of December 31, 2018 and 2017, the number of investment holdings that were in an unrealized loss position was 2,915 and 784, respectively, for bonds, and 25 and 4, respectively, for common stocks.
As of December 31, 2018 and 2017, of the total amount of unrealized losses, $2,409, or 96.7%, and $300, or 93.2%, respectively, are related to unrealized losses on investment grade securities. Investment grade is defined as a security having an NAIC SVO credit rating of 1 or 2. Unrealized losses on securities are principally related to changes in interest rates or changes in sector spreads from the date of purchase. As contractual payments continue to be met, management continues to expect all contractual cash flows to be received and does not consider these investments to be other-than-temporarily impaired.

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(c)    Realized Investment Gains (Losses)
Net realized capital gains (losses) for the years ended December 31 are shown below:

	2018	2017	2016
Bonds	$(81)	90	(43)
Stocks	5	10	—
Derivatives	(469)	3,599	(417)
Other	(1)	5	1
Total realized capital gains (losses)	(546)	3,704	(459)
Income tax expense on net realized gains (losses)	(4)	(11)	(7)
Total realized capital gains (losses), net of taxes	(550)	3,693	(465)
Net gains transferred to IMR, net of taxes	(60)	38	21
Net realized gains (losses), net of taxes and IMR	$(490)	3,655	(486)
(d)    Net Investment Income
Major categories of net investment income for the years ended December 31 are shown below:

	2018	2017	2016
Interest:
Bonds	$4,090	3,902	3,824
Mortgage loans on real estate	561	559	471
Policy loans	11	10	10
Cash and cash equivalents	25	12	4
Dividends:
Stocks	7	6	3
Investment in subsidiaries	70	62	58
Rental income on real estate	12	12	11
Derivatives	(102)	(22)	3
Other	(8)	1	5
Gross investment income	4,666	4,542	4,389
Investment expenses	(126)	(98)	(92)
Net investment income before amortization of IMR	4,540	4,444	4,297
Amortization of IMR	53	60	64
Net investment income	$4,593	4,504	4,361
(e)    Mortgage Loans on Real Estate
The Company's investment in mortgage loans on real estate at December 31, 2018 and 2017 was entirely comprised of commercial loans. At December 31, 2018 and 2017, the Company's mortgage loans on real estate portfolio include concentrations exceeding 10% for the following states:

	2018		2017
	Concentration Amount	Concentration %	Concentration Amount	Concentration %
California	$3,294	24.8%	$2,952	25.0%
The maximum lending rates for mortgage loans made during 2018 and 2017 were 5.2% and 4.9%, respectively. The minimum lending rates for mortgage loans made during 2018 and 2017 were 3.6% and 3.4%, respectively. The maximum percentage of any one loan to the value of security at the time of the loan extension exclusive of insured, guaranteed or purchased money mortgages was 74.6% and 74.9% during 2018 and 2017, respectively.

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(1) Impaired Mortgage Loans
The Company had no impaired mortgage loans as of and during the years ended December 31, 2018, 2017 and 2016; therefore, the Company does not have impaired loans with related allowances for credit losses.
There was no interest income recognized on impaired mortgage loans as of December 31, 2018 and 2017.
There were no mortgage loans derecognized as a result of foreclosure as of December 31, 2018 and 2017.

(2)	Credit Quality Indicators
The Company analyzes certain financing receivables for credit risk by using specific credit quality indicators. The Company has determined the loan-to-value ratio and the debt service coverage ratio are the most reliable indicators in analyzing the credit risk of its mortgage loan portfolio. The loan-to-value ratio is based on the Company’s internal valuation methodologies, including discounted cash flow analysis and comparative sales, depending on the characteristics of the property being evaluated. The debt service coverage ratio analysis is normalized to reflect a 25 year amortization schedule.
The credit quality as of December 31 is shown below:

	Debt Service Coverage Ratios
2018:	Greater than 1.4x	1.2x – 1.4x	1.0x – 1.2x	Less than 1.0x	Total	Percent of Total
Loan-to-value ratios:
Less than 50%	$4,887	84	89	106	5,166	38.9%
50% – 60%	3,941	409	7	—	4,357	32.7%
60% – 70%	2,525	846	119	—	3,490	26.3%
70% – 80%	98	129	46	7	280	2.1%
80% – 90%	—	—	—	—	—	—%
90% – 100%	—	—	—	—	—	—%
Greater than 100%	—	—	—	—	—	—%
Total	$11,451	1,468	261	113	13,293	100.0%

	Debt Service Coverage Ratios
2017:	Greater than 1.4x	1.2x – 1.4x	1.0x – 1.2x	Less than 1.0x	Total	Percent of Total
Loan-to-value ratios:
Less than 50%	$3,743	53	65	66	3,927	33.3%
50% – 60%	4,206	225	63	14	4,508	38.2%
60% – 70%	2,450	597	73	—	3,120	26.4%
70% – 80%	75	169	—	—	244	2.1%
80% – 90%	—	—	—	—	—	—%
90% – 100%	—	—	—	—	—	—%
Greater than 100%	—	—	—	—	—	—%
Total	$10,474	1,044	201	80	11,799	100.0%

(3)	Mortgage Loan Receivable Classification
As of December 31, 2018 and 2017, all mortgage loan receivables were classified as current. Current is defined as 30 days or less past due. Of the mortgage loan receivable balance, the recorded investment in which the Company was a participant or co-lender was $1,547 and $1,501 as of December 31, 2018 and 2017, respectively.
As of December 31, 2018 and 2017, there were no mortgage loans where interest was reduced and no taxes, assessments, or amounts advanced that were excluded from the mortgage loan total.

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(f)    Loan-Backed Securities
SSAP No. 43R requires the bifurcation of impairment losses on loan-backed or structured securities into interest and noninterest-related portions. The noninterest portion is the difference between the present value of cash flows expected to be collected from the security and the amortized cost basis of the security. The interest portion is the difference between the present value of cash flows expected to be collected from the security and its fair value at the balance sheet date.
The Company had no loan-backed securities recognized in OTTI for the year ended December 31, 2018 and an immaterial amount for the year ended December 31, 2017.
(g)    Derivatives and Hedging Instruments
The Company uses exchange-traded and OTC derivative instruments as a risk management strategy to economically hedge its exposure to various market risks associated with both its products and operations. Derivative assets and liabilities that do not qualify for hedge accounting treatment are recorded at fair value in the Statutory Financial Statements using valuation techniques further discussed in Note 6. The Company does not have derivative contracts with financing premium.
In December 2017, the Company restriked a portion of its IRS portfolio that hedges variable annuity liabilities. The restrike transaction included selling a portion of the Company's IRS portfolio to consolidate its net positions. As a result of this transaction, net losses of $608 were recorded within the IRS hedge adjustment within Other liabilities on the Statutory Statements of Assets, Liabilities, and Capital and Surplus due to hedge accounting treatment, as discussed in Note 2.
Derivatives held by the Company are designated as either a cash flow hedging instrument (cash flow hedge) or nonqualified hedging instrument (nonqualifying strategies).
(1) Cash Flow Hedges
Foreign Currency Swaps on Debt Securities
Foreign currency swaps have notional amounts and maturity dates equal and offsetting to the underlying debt securities and are determined to be highly effective as of December 31, 2018 and 2017.
Interest Rate Swaps on Variable Annuity Insurance Liabilities
IRS traded after June 2013 are centrally cleared through an exchange. For IRS traded prior to June 2013 the IRS exposure was netted with other OTC derivatives upon settlement and were subject to the rules of the International Swaps and Derivatives Association, Inc. agreements. The fair values of the collateral posted for OTC and exchange traded derivatives are discussed in the derivative collateral management section below.
The Company designates hedge accounting for these IRS as a cash flow hedge. The hedge is determined to be highly effective as of December 31, 2018 and 2017. Since these hedges are effective, the hedges qualify for hedge accounting and thus, the swaps are valued and reported at amortized cost beginning from the date when hedge accounting is designated.
(2) Nonqualifying Strategies
Futures and Options Contracts
OTC options and ETO are cleared through the Options Clearing Corporation, which operates under the jurisdiction of both the Securities and Exchange Commission (SEC) and the Commodities Futures Trading Commission. The fair values of the collateral posted for futures, OTC options, and ETO are discussed in the derivative collateral management section below.
Interest Rate Swaps
The Company can receive the fixed or variable rate; IRS are traded in varying maturities. The fair values of the collateral posted and variation margin for OTC and centrally cleared IRS are discussed in the derivative collateral management section below.

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

Credit Default Swaps
The CDS within the investment portfolios assume credit risk from a single entity or referenced index for the purpose of synthetically replicating investment transactions. The Company can be required to pay or be the net receiver on the contract depending on the net position. Credit events include bankruptcy of the reference and failure to pay by the reference. The notional amount is equal to the maximum potential future loss amount. The fair value of the collateral posted for centrally cleared CDS is discussed in the derivative collateral management section below.
Total Return Swaps
The Company engages in the use of OTC TRS, which allow the parties to exchange cash flows based on a variable reference rate such as the three-month LIBOR and the return of an underlying index. The fair value of the collateral posted for OTC TRS is discussed in the derivative collateral management section below.
To Be Announced Securities
The Company uses OTC TBA forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The fair value of the collateral posted for OTC TBA securities is discussed in the derivative collateral management section below.
The following table presents a summary of the aggregate notional amounts and fair values of the Company’s derivative instruments reported on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31:

	2018			2017
		Gross Fair Value			Gross Fair Value
	Notional (1)	Assets	Liabilities	Notional (1)	Assets	Liabilities
Cash flow hedging instruments
Foreign currency swaps	$1,175	111	(11)	899	64	(34)
IRS	3,491	—	—	3,490	—	—
Total cash flow hedging instruments		$111	(11)		64	(34)

Nonqualifying hedging instruments
OTC options	$43,850	300	(399)	105,500	542	(482)
ETO	3,630	49	(34)	17,034	48	(28)
TBA securities	2,443	7	(3)	1,474	—	(1)
IRS	2,724	10	(22)	1,511	6	(23)
Futures	4,679	—	—	27,269	4	(108)
TRS	6,792	96	(23)	2,944	12	—
Total nonqualifying hedging instruments		462	(481)		612	(642)
Total derivative instruments		$573	(492)		676	(676)

(1) Notional amounts are presented on an absolute basis.
Derivative Collateral Management
The Company manages separate collateral for exchange-traded and OTC derivatives. The total collateral posted for exchange-traded derivatives at December 31, 2018 and 2017, had a fair value of $1,669 and $1,969, respectively, and is included in Bonds on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus and recorded at amortized cost. The Company retains ownership of the exchange-traded collateral, but the collateral resides in an account designated by the exchange. The collateral is subject to specific exchange rules regarding rehypothecation. The total collateral posted for OTC derivatives at December 31, 2018 and 2017, had a fair value of $398 and $137, respectively, and is included in Bonds on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The Company posts collateral to OTC counterparties based upon exposure amounts. The Company retains ownership of the OTC collateral.

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(h)    Offsetting Assets and Liabilities
The Company elects to disclose derivative assets and liabilities eligible for offset under SSAP No. 64 – Offsetting and Netting of Assets and Liabilities on a gross basis on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus in accordance with the provisions set forth in SSAP No. 86. This treatment is consistent with the Company’s historical reporting presentation.
(i)    Securities Lending
The Company loaned securities with a carrying value of $2,728 and $2,507 and a fair value of $2,635 and $2,613 as of December 31, 2018 and 2017, respectively. The aggregate amount of collateral received through securities lending at December 31 is as follows:

	Fair Value
	2018	2017
Cash
Open	$2,683	2,657
30 days or less	—	—
31 to 60 days	—	—
61 to 90 days	—	—
Greater than 90 days	—	—
Subtotal	2,683	2,657
Securities received	17	19
Total collateral received	$2,700	2,676
The aggregate amount of cash collateral reinvested through securities lending at December 31 is as follows:

	2018		2017
	Amortized cost	Fair value	Amortized cost	Fair value
Open	$—	—	—	—
30 days or less	556	556	1,071	1,071
31 to 60 days	697	697	686	686
61 to 90 days	151	151	304	304
91 to 120 days	296	296	192	192
121 to 180 days	272	272	216	216
181 to 365 days	211	211	188	188
1 to 2 years	—	—	—	—
2 to 3 years	—	—	—	—
Greater than 3 years	—	—	—	—
Total collateral reinvested	$2,183	2,183	2,657	2,657
As of December 31, 2018 and 2017, the Company had borrowings outstanding of $500 and $0, respectively, from collateral securities lending, and therefore such amounts are excluded from the table above.
Reinvested collateral is recorded in Other invested assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The amount and type of reinvested collateral at December 31 is as follows:

	2018	2017
Cash and cash equivalents	$1,195	1,669
Short-term investments	988	988
Total	$2,183	2,657

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(j)	Reverse Repurchase Agreements
As of December 31, 2018, the Company did not sell or acquire any securities that resulted in default. As of December 31, 2018, the Company did not recognize a liability to return cash collateral. Further information related to reverse repurchase agreements (repo) where the Company is lending cash and holding collateral in return is as follows:

(1)	Type of Repo Trades Use

December 31, 2018
a. Bilateral (YES/NO)	NO
b. Tri-Party (YES/NO)	YES
(2)Original (Flow) & Residual Maturity

Year ended December 31, 2018
	Minimum	Maximum	Average Daily Balance	Ending Balance
a. Open - No Maturity	$—	—	—	—
b. Overnight	50	1,511	818	553
c. 2 Days to 1 Week	—	400	9	—
d. >1 Week to 1 Month	—	—	—	—
e. >1 Month to 3 Months	—	—	—	—
f. >3 Months to 1 Year	—	—	—	—
g. >1 Year	—	—	—	—
(3)Securities Acquired Under Repo - Secured Borrowing

	Year ended December 31, 2018
	Minimum	Maximum	Average Daily Balance	Ending Balance
Fair Value of Securities Acquired Under Repo - Secured Borrowing	$164	1,550	843	564
(4)Securities Acquired Under Repo - Secured Borrowing by NAIC Designation

As of December 31, 2018
Ending Balance	None	NAIC 1	NAIC 2	NAIC 3	NAIC 4	NAIC 5	NAIC 6	Nonadmitted
a. Bonds - FV	$—	564	—	—	—	—	—	—
b. LB & SS - FV	—	—	—	—	—	—	—	—
c. Pref. Stock - FV	—	—	—	—	—	—	—	—
d. Common Stock	—	—	—	—	—	—	—	—
e. Mort. Loans - FV	—	—	—	—	—	—	—	—
f. Real Estate - FV	—	—	—	—	—	—	—	—
g. Derivatives - FV	—	—	—	—	—	—	—	—
h. Oth. Inv. Asts. - FV	—	—	—	—	—	—	—	—
i. Total Assets - FV	$—	564	—	—	—	—	—	—

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(5)Collateral Pledged - Secured Borrowing

Year ended December 31, 2018
	Minimum	Maximum	Average Daily Balance	Ending Balance
a. Cash	$164	1,550	827	553
b. Securities (FV)	—	—	—	—
c. Securities (BACV)	—	—	—	—
d. Nonadmitted Subset (BACV)	—	—	—	—
(6)Allocation of Aggregate Collateral Pledged by Remaining Contractual Maturity

Fair Value as of
December 31, 2018
a. Overnight and Continuous	$553
b. 30 Days or Less	—
c. 31 to 90 Days	—
d. > 90 Days	—

(7)	Recognized Receivable for Return of Collateral - Secured Borrowing

	Year ended December 31, 2018
	Minimum	Maximum	Average Daily Balance	Ending Balance
a. Cash	$164	1,550	827	553
b. Securities (FV)	—	—	—	—
(k)    Non-insurance SCA Investments
A summary of the Company’s SSAP No. 97 – Investments in Subsidiary, Controlled and Affiliated Entities, non-insurance SCA investments, including their respective asset value and NAIC filing information, as of December 31, 2018 is as follows:

SCA Name	Gross Asset	Non-Admitted Asset	Net Admitted Assets	NAIC Filing Date	NAIC Filing Type	NAIC Filing Balance	Re-submission Required?
AZLPF	$735	—	735	5/16/2018	S2	735	N
Yorktown Financial Companies Inc. (Yorktown)	9	7	2	5/16/2018	S2	11	N
Total	$744	7	737	XXX	XXX	746	XXX
(l)    FHLB Agreements
The Company held Class A FHLB membership stock of $10 and activity stock of $20 at December 31, 2018 and 2017. The Company has a fully collateralized funding agreement with a balance of $500 as of December 31, 2018 and 2017 which is recorded in Borrowed money on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. All FHLB transaction activity occurs in the Company's general account.
Securities collateral pledged to FHLB at December 31 is as follows:

	2018	2017
Carrying value	$383	567
Fair value	572	576

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

The maximum of collateral pledged to FHLB during the year ended December 31 was as follows:

	2018	2017
Carrying value	$2,762	642
Fair value	2,644	657
As of December 31, 2018 and 2017, the Company had $500 in total borrowing capacity under its agreement with the FHLB. The maximum amount of aggregate borrowing from FHLB during the years ended December 31, 2018 and 2017 was $2,500 and $500, respectively. Current borrowings are not subject to prepayment penalties.
(m)    Restricted Assets
As of December 31, 2018 and 2017, the Company had the following restricted assets, including assets pledged to others as collateral:

	Gross Restricted				Percentage
	Total general account	Total from prior year	Increase (decrease)	Total current year admitted restricted	Gross restricted to total assets	Admitted restricted to total admitted assets
Collateral held under security lending arrangements	$2,683	2,657	26	2,683	1.9%	1.9%
FHLB Capital Stock	30	30	—	30
On deposit with states	4	4	—	4	—	—
On deposit with other regulatory bodies	26	21	5	26	—	—
Pledged as collateral to FHLB (including assets backing funding agreements)	383	567	(184)	383	0.3	0.3
Derivative collateral	2,104	2,094	10	2,104	1.5	1.5
Total restricted assets	$5,230	5,373	(143)	5,230	3.7%	3.7%
(n)    Structured Notes
Determination of a ‘structured note’ and ‘mortgage-referenced security’ for this disclosure shall follow the definitions adopted within the Purposes & Procedures Manual of the NAIC Investment Analysis Office. As of December 31, 2018 and 2017, the Company had no structured notes or mortgage-referenced securities.
(o)    Low Income Housing Tax Credits
As of December 31, 2018 the Company had various LIHTC investments with a range of 7 to 13 remaining years of unexpired tax credits and no required holding period.
The amount of tax credits and other tax benefits recognized during the years ended December 31, 2018 and 2017 is $20 and $14, respectively.
The balance of the investment recognized in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus for the years ended December 31, 2018 and 2017 is $260 and $82, respectively.
Additionally, the Company's LIHTC investments require a commitment of capital. The Company has open capital commitments of $172 and $133 at December 31, 2018 and 2017, respectively, which is recorded as an unfunded commitment liability of $142 and $123, as of December 31, 2018 and 2017.
(6)    Fair Value Measurements
SSAP No. 100R – Fair Value establishes a fair value hierarchy that prioritizes the inputs used in the valuation techniques to measure fair value.
Level 1 – Unadjusted quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

Level 2 – Valuations derived from techniques that utilize observable inputs, other than quoted prices included in Level 1, which are observable for the asset or liability either directly or indirectly, such as:
(a) Quoted prices for similar assets or liabilities in active markets.
(b) Quoted prices for identical or similar assets or liabilities in markets that are not active.
(c) Inputs other than quoted prices that are observable.
(d) Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
Level 3 – Valuations derived from techniques in which the significant inputs are unobservable. Level 3 fair values reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk).
The Company has analyzed the valuation techniques and related inputs, evaluated its assets and liabilities reported at fair value, and determined an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Based on the results of this evaluation and investment class analysis, each financial asset and liability was classified into Level 1, 2, or 3.
The following presents the assets and liabilities measured at fair value on a recurring basis and their corresponding level in the fair value hierarchy at December 31:

	2018
	Level 1	Level 2 (a)	Level 3	Total
Assets at fair value:
Bonds	$—	—	3	3
Common stocks	92	—	2	94
Derivative assets	49	444	96	589
Separate account assets	22,464	371	—	22,835
Total assets reported at fair value	22,605	815	101	23,521
Liabilities at fair value:
Derivative liabilities	34	468	23	525
Separate account derivative liabilities	—	529	—	529
Total liabilities reported at fair value	$34	997	23	1,054

(a) The Company does not have any assets or liabilities measured at net asset value (NAV) that are included in Level 2 within this table.

	2017
	Level 1	Level 2 (a)	Level 3	Total
Assets at fair value:
Common stocks	$106	—	42	148
Derivative assets	52	615	12	679
Separate account assets	26,384	371	—	26,755
Total assets reported at fair value	26,542	986	54	27,582
Liabilities at fair value:
Derivative liabilities	136	585	—	721
Total liabilities reported at fair value	$136	585	—	721

(a) The Company does not have any assets or liabilities measured at NAV that are included in Level 2 within this table.

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

The following is a discussion of the methodologies used to determine fair values for the assets and liabilities listed in the above table. These fair values represent an exit price (i.e., what a buyer in the marketplace would pay for an asset in a current sale or charge to transfer a liability). The Company has not made changes to valuation techniques in 2018.
(a)    Valuation of Bonds and Unaffiliated Stock
The fair value of bonds is based on quoted market prices in active markets when available. Based on the market data, the securities are categorized into asset class, and based on the asset class of the security, appropriate pricing applications, models and related methodology, and standard inputs are utilized to determine what a buyer in the marketplace would pay for the security in a current sale. When quoted prices are not readily available or in an inactive market, standard inputs used in the valuation models, listed in approximate order of priority, include, but are not limited to, benchmark yields, reported trades, Municipal Securities Rulemaking Board reported trades, Nationally Recognized Municipal Securities Information Repository material event notices, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data, and industry and economic events. In some cases, including private placement securities and certain difficult-to-price securities, internal pricing models may be used that are based on market proxies.
Generally, U.S. Treasury securities and exchange-traded stocks are included in Level 1. Most bonds for which prices are provided by third-party pricing sources are included in Level 2, because the inputs used are market observable. Bonds for which prices were obtained from broker quotes, certain bonds without active trading markets and private placement securities that are internally priced are included in Level 3.
The fair value of unaffiliated common stocks is based on quoted market prices in active markets when available and included in Level 1. When quoted prices are not readily available or in an inactive market, the Company arrives at fair value utilizing internal pricing models based on available market inputs or obtains valuations from third party brokers or investment managers. Such investments may be categorized in Level 2 or Level 3.
(b)    Valuation of Derivatives
Active markets for OTC options do not exist. The fair value of OTC options is derived internally, by calculating their expected discounted cash flows, using a set of calibrated, risk-neutral stochastic scenarios, including a market data monitor, a market data model generator, a stochastic scenario calibrator, and the actual asset pricing calculator. The valuation results are reviewed by Management via the Pricing Committee. OTC options that are internally priced, foreign currency swaps, CDS, TBA securities, and IRS are included in Level 2, because they use market observable inputs. TRS are included in Level 3 because they use valuation techniques in which significant inputs are unobservable. The fair value of ETOs and futures are based on quoted market prices and are generally included in Level 1.
Certain derivatives are priced using external third-party vendors. The Company has controls in place to monitor the valuations of these derivatives. Using market observable inputs, IRS prices are derived from a third-party source and are independently recalculated internally and reviewed for reasonableness at the position level on a monthly basis. TRS prices are obtained from the respective counterparties. These prices are also internally recalculated and reviewed for reasonableness at the position level on a monthly basis.
(c)    Valuation of Separate Account Assets and Separate Account Derivative Liabilities
Separate account assets and Separate account derivative liabilities are carried at fair value, which is based on the fair value of the underlying assets. Funds in the separate accounts are primarily invested in variable investment option funds with the following investment types: bond, domestic equity, international equity, or specialty. Variable investment option funds are included in Level 1 because their fair value is based on net asset values that are quoted as prices (unadjusted) in an active, observable market. The remaining investments are categorized similar to the investments held by the Company in the general account (e.g., if the separate account invested in bonds, short-term investments and derivatives, that portion could be classified within Level 2 or Level 3).

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(d)    Level 3 Rollforward
The following table provides a reconciliation of the beginning and ending balances for the Company’s Level 3 assets and liabilities measured at fair value on a recurring basis:

	January 1, 2018	Transfers into Level 3	Transfers out of Level 3	Total gains and (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases, issuances, sales and settlements	December 31, 2018

Bonds	$—	3	—	—	—	—	3
Common stocks	42	—	(30)	—	(2)	(8)	2
TRS assets	12	—	—	291	84	(291)	96
Total Level 3 Assets	54	3	(30)	291	82	(299)	101

TRS liabilities	—	—	—	(302)	(23)	302	(23)
Total Level 3 Liabilities	$—	—	—	(302)	(23)	302	(23)

	January 1, 2017	Transfers into Level 3	Transfers out of Level 3	Total gains and (losses) included in Net Income	Total gains and (losses) included in Surplus	Purchases, issuances, sales and settlements	December 31, 2017

Common stocks	$30	—	—	—	1	11	42
TRS assets	6	—	—	181	6	(181)	12
Total Level 3 Assets	36	—	—	181	7	(170)	54

TRS liabilities	(4)	—	—	(104)	4	104	—
Total Level 3 Liabilities	$(4)	—	—	(104)	4	104	—
(e)    Transfers
The Company reviews its fair value hierarchy classifications annually. Transfers between levels occur when there are changes in the observability of inputs and market activity. Transfers into and/or out of Levels 1, 2, and 3 are reported as of the end of the period in which the change occurs.
All transfers into Level 3 were a result of observable inputs no longer being considered reliable or could no longer be validated against an alternative source. The transfers out of Level 3 were a result of securities no longer being carried at fair value as a result of new availability of reliable observable inputs or the ability to validate market price of the security against an alternative source.
There were no transfers between Level 1 and Level 2 for the years ended December 31, 2018 and 2017.
(f)    Sensitivity of Fair Value Measurements to Changes in Unobservable Inputs
Bonds: The primary unobservable input used in the discounted cash flow models for states and political subdivisions, foreign government, and corporate bonds is a corporate index option adjusted spread (OAS). The corporate index OAS used is based on a security's sector, rating, and average life. A significant increase (decrease) of the corporate index OAS in isolation could result in a decrease (increase) in fair value.
CDO and mortgage-backed securities are priced by a third-party vendor and the Company internally reviews the valuation for reasonableness. The Company does not have insight into the specific inputs used; however, the key unobservable inputs would generally include default rates. A significant increase (decrease) in default rates in isolation could result in an decrease (increase) in fair value.

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

Common stocks: The primary unobservable input used to value common stock are indicative quotes received from third-party vendors. A significant increase (decrease) in the indicative quotes in isolation could result in a decrease (increase) in fair value.
Derivative assets and liabilities: The TRS are priced by a third-party vendor and the Company internally reviews the valuation for reasonableness. The Company does not have insight into the specific inputs used; however, the key unobservable input would generally include the spread. For a long position, a significant increase (decrease) in the spread used in the fair value of the TRS in isolation could result in higher (lower) fair value. For a short position, a significant increase (decrease) in the spread used in the fair value of the TRS in isolation could result in lower (higher) fair value.
(g)    Estimates
The Company has been able to estimate the fair value of all financial assets and liabilities.
(h)    Aggregate Fair Value of Financial Instruments
The following tables present the carrying amounts and fair values of all financial instruments at December 31 (b):

	2018
			Fair Value
	Aggregate Fair Value	Admitted Assets/ Carrying Value	Level 1	Level 2	Level 3
Financial Assets
Bonds	$97,535	97,281	3,150	81,794	12,591
Preferred stocks, unaffiliated	13	13	—	—	13
Common stocks, unaffiliated	124	124	92	—	32
Mortgage loans on real estate	13,271	13,292	—	—	13,271
Cash equivalents	1,057	1,057	484	573	—
Derivative assets	589	573	49	444	96
Securities lending reinvested collateral assets	2,183	2,183	—	2,183	—
Other invested assets	511	511	—	22	489
COLI	562	562	—	562	—
Separate account assets	22,835	22,835	22,464	371	—
Financial Liabilities
Deposit-type contracts	$5,445	5,125	—	—	5,445
Other investment contracts	101,790	94,214	—	—	101,790
Borrowed money	490	501	—	—	490
Derivative liabilities	525	492	34	468	23
Payable for securities lending	2,683	2,683	—	2,683	—
Payable for securities	142	142	—	—	142
Other liabilities	(565)	(526)	—	(565)	—
Separate account liabilities	22,835	22,835	22,464	371	—

(b) The Company does not have any assets or liabilities measured at NAV that are included in Level 2 in this table. In addition, the Company has no assets or liabilities for which it is not practicable to measure at fair value.

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

	2017
			Fair Value
	Aggregate Fair Value	Admitted Assets/ Carrying Value	Level 1	Level 2	Level 3
Financial Assets
Bonds	$96,805	90,727	2,203	83,553	11,049
Preferred stocks, unaffiliated	2	2	—	—	2
Common stocks, unaffiliated	148	148	106	—	42
Mortgage loans on real estate	12,373	11,799	—	—	12,373
Cash equivalents	1,368	1,368	419	949	—
Derivative assets	679	676	52	615	12
Securities lending reinvested collateral assets	2,657	2,657	—	2,657	—
Receivable for securities	123	123	—	—	123
Other invested assets	224	224	—	26	198
COLI	579	579	—	579	—
Separate account assets	26,755	26,755	26,384	371	—
Financial Liabilities
Deposit-type contracts	$5,735	5,272	—	—	5,735
Other investment contracts	96,929	88,434	—	—	96,929
Borrowed money	493	500	—	—	493
Derivative liabilities	721	676	136	585	—
Payable for securities lending	2,657	2,657	—	2,657	—
Payable for securities	123	123	—	—	123
Other liabilities	(125)	(557)	—	(125)	—
Separate account liabilities	26,755	26,755	26,384	371	—

(b) The Company does not have any assets or liabilities measured at NAV that are included in Level 2 in this table. In addition, the Company has no assets or liabilities for which it is not practicable to measure at fair value.

A description of the Company’s valuation techniques for financial instruments not reported at fair value and categorized within the fair value hierarchy is shown below:
Valuation of Preferred Stock
The fair value of unaffiliated preferred stocks is based on quoted market prices in active markets. When available, such investments are included in Level 1. When quoted prices are not readily available or in an inactive market, the Company arrives at fair value utilizing internal pricing models based on available market inputs. Such investments may be categorized in Level 2 or Level 3.
Valuation of FHLB Stock
FHLB stock, included in Common stocks, is not traded in an active market and is categorized in Level 3. FHLB stock is carried at cost, which approximates fair value unless it is impaired, based on provisions within the Company’s FHLB agreement that allow for return of outstanding shares of FHLB stock at the Company’s cost basis. Prior to 2018, FHLB stock was included in the table above as measured at fair value on a recurring basis; in 2018, it was removed from this table as it is not carried at fair value, but at cost, as discussed above.
Valuation of Mortgage Loans on Real Estate
The fair value of mortgage loans on real estate is calculated by analyzing individual loans and assigning ratings to each loan based on a combination of loan-to-value ratios and debt service coverage ratios. Fair value is determined based on the contractual cash flows of each loan and the current market interest rates for similar loans.

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

Valuation of Cash Equivalents
Cash equivalents are comprised of money market mutual funds, cash sweep accounts, and reverse repurchase agreements. The fair value of money market mutual funds and cash sweep accounts is based on quoted market prices in active markets and included in Level 1. Reverse repurchase prices are provided by third-party pricing sources and included in Level 2, because the inputs used to determine fair value are market observable.
Valuation of Securities Lending Reinvested Collateral Assets
Collateral held from securities lending agreements is primarily comprised of cash and cash equivalents and highly liquid short-term investments. Fair values are determined and classified within the fair value hierarchy in a manner consistent with the method utilized to determine the fair value of similar securities held within the Company’s general account investment portfolio.
Valuation of Receivable for Securities and Payable for Securities
Prior to 2018, included in the Receivable for securities and Payable for securities line items is the LIHTC investments unfunded commitment asset and liability. The Receivable for securities balance, related to LIHTC investments, was included in the Other invested assets line in 2018. As there is no observable market data on which to calculate fair value of the LIHTC investment unfunded commitment asset and liability, fair value is set equal to carrying value, and the balance is categorized as Level 3.
Valuation of Other Invested Assets
Other invested assets include LIHTC investments (including the unfunded commitment asset which was included on the Receivable for securities line prior to 2018), limited partnership investments, loans to affiliates, and restricted stock unit (RSU) assets. As there is no observable market data on which to calculate fair value of the LIHTC investment balances, the fair value is set equal to carrying value. Limited partnership investments are recorded using the cost method in line with SSAP No. 48 – Joint Ventures, Partnerships and Limited Liability Companies using unobservable inputs. Loans to affiliates are carried at cost; due to the lack of an active market, the current carrying value is the only market price at which the transaction could be settled, the Company believes cost approximates fair value. Due to the use of unobservable inputs, LIHTC investments, limited partnership investments, and loans to affiliates are categorized as Level 3. RSU assets tied to the share price of Allianz SE stock but does not participate in an active market; given this, it is categorized as Level 2.
Valuation of COLI
The Company is the owner and beneficiary of life insurance policies captured under SSAP No. 21 included within Other assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus and are carried at their cash surrender values. At December 31, 2018, the investments contained $176 of fixed life insurance policies held in the general account of a non-affiliated carrier, and $386 in various fund structures underlying variable life insurance policies with investment characteristics of 47.4% equity and 52.6% bonds. The cash surrender value of the policies is based on the value of the underlying assets, which are regularly priced utilizing observable inputs.
Valuation of Deposit-Type Contracts
Fair values of deposit-type contracts are based on discounted cash flows using internal inputs, including the discount rate and consideration of the Company’s own credit standing and a risk margin for actuarial inputs.
Valuation of Other Investment Contracts
Other investment contracts are included within Life policies and annuity contracts within the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Other investment contracts include certain reserves related to deferred annuities and other payout annuities that may include life contingencies, but do not have significant mortality risk due to substantial periods certain. Fair values are based on discounted cash flows using internal inputs, including the discount rate and consideration of the Company’s own credit standing and a risk margin for market inputs.

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

Valuation of Borrowed Money
The fair value of the FHLB borrowing is calculated on a discounted cash flow basis. Each position includes a monthly interest rate, a maturity payment amount, and a maturity date. The interest and maturity payments are projected as of the valuation date, and the expected cash flows are discounted using the valuation date swap curve.
Valuation of Payable for Securities Lending
Securities lending payable is set equal the to the cash collateral received. Due to the short-term nature of these loans, the carrying value is deemed to approximate fair value.
Valuation of Other Liabilities
Other liabilities includes the IRS hedge adjustment for certain variable annuity guarantee benefits. The carrying value is equal to the initial book value of the IRS created from inception until the designation of hedge accounting in addition to subsequent changes due to the hedged item or realized gains or losses recorded under hedge accounting. The fair value is determined in line with item (b) above. See Note 2(k) for further discussion of the Company's hedge accounting treatment.
Valuation of Separate Account Liabilities
In accordance with SSAP No. 56, the fair value of separate account liabilities is set to equal the fair value of separate account assets.
(7)    Mortgage Notes Payable
In 2004, the Company obtained an $80 mortgage loan from an unrelated third-party for the Company’s headquarters. In 2005, the Company agreed to enter into a separate loan agreement with the same counterparty in conjunction with the construction of an addition to the Company’s headquarters of $65. This loan was funded in 2006 and combined with the existing mortgage. As of December 31, 2018 and 2017, the combined loan had a balance of $60 and $69, respectively, and is reported within Real estate on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. This 20 year, fully amortizing loan has an interest rate of 5.52%, with a maturity date of August 1, 2024. The level principal and interest payments are made monthly. The loan allows for prepayment; however, it is accompanied by a make-whole provision. The proceeds of this mortgage were used to pay off a floating rate construction loan that the Company used to finance the acquisition of property for, and construction of, the Company’s headquarters.
Interest expense for all loans is $4, $4, and $4, in 2018, 2017, and 2016, respectively, and is presented in Net investment income on the Statutory Statements of Operations.
The future principal payments required under the loan are as follows:

2019	$9
2020	10
2021	10
2022	11
2023	12
2024 and beyond	8
Total	$60

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(8)    Electronic Data Processing Equipment and Software (EDP)
EDP at December 31 and the changes in the balance for the years then ended are as follows:

	2018	2017
Servers, computers and peripherals depreciation	2	3
Software amortization	9	15
Net EDP balance, by major classes of assets:
Servers, computers and peripherals	1	2
Software	25	27
Net EDP balance	26	29
Nonadmitted	(25)	(27)
Net admitted EDP balance	$1	2
The Company has a gross EDP asset of $57 and accumulated depreciation and amortization of $55 at December 31, 2018 and 2017, respectively. Servers, computers and peripherals are depreciated over the lesser of their useful life or three years and the net balance is nonadmitted. Software is amortized over the lesser of their useful life or five years. Nonoperating software is nonadmitted and operating software is admitted to the extent it meets the criteria defined in SSAP No. 16R - Electronic Data Processing Equipment and Software (SSAP No.16R).
The Company has not changed its capitalization policy during the years ended December 31, 2018 and 2017.
(9)    Income Taxes
(a)    Deferred Tax Assets and Liabilities
The components of the net DTA or net DTL are as follows:

	December 31, 2018
	Ordinary	Capital	Total
Total gross deferred tax assets	$744	31	775
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	744	31	775
Deferred tax assets nonadmitted	—	—	—
Subtotal net admitted deferred tax assets	744	31	775
Deferred tax liabilities	(904)	(5)	(909)
Net admitted deferred tax assets (liabilities)	$(160)	26	(134)

	December 31, 2017
	Ordinary	Capital	Total
Total gross deferred tax assets	$1,020	12	1,032
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	1,020	12	1,032
Deferred tax assets nonadmitted	—	—	—
Subtotal net admitted deferred tax assets	1,020	12	1,032
Deferred tax liabilities	(1,017)	(5)	(1,022)
Net admitted deferred tax assets (liabilities)	$3	7	10

44 of 60

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

	Change
	Ordinary	Capital	Total
Total gross deferred tax assets	$(276)	19	(257)
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	(276)	19	(257)
Deferred tax assets nonadmitted	—	—	—
Subtotal net admitted deferred tax assets	(276)	19	(257)
Deferred tax liabilities	113	—	113
Net admitted deferred tax assets (liabilities)	$(163)	19	(144)
The amount of admitted adjusted gross DTAs allowed under each component of SSAP No. 101 – Income Taxes (SSAP No. 101) as of December 31 are as follows:

	December 31, 2018
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks (11.a)	$—	14	14
Adjusted gross DTAs expected to be realized after application of the threshold limitations
Lesser of 11.b.i or 11.b.ii:
Adjusted gross DTAs expected to be realized following the balance sheet date (11.b.i.)	213	16	229
Adjusted gross DTAs allowed per limitation threshold (11.b.ii)	N/A	N/A	1,006
Lesser of 11.b.i or 11.b.ii	213	16	229
Adjusted gross DTAs offset by gross DTLs (11.c)	531	1	532
Deferred tax assets admitted	$744	31	775

	December 31, 2017
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks (11.a)	$—	—	—
Adjusted gross DTAs expected to be realized after application of the threshold limitations
Lesser of 11.b.i or 11.b.ii:
Adjusted gross DTAs expected to be realized following the balance sheet date (11.b.i.)	311	12	323
Adjusted gross DTAs allowed per limitation threshold (11.b.ii)	N/A	N/A	900
Lesser of 11.b.i or 11.b.ii	311	12	323
Adjusted gross DTAs offset by gross DTLs (11.c)	709	—	709
Deferred tax assets admitted	$1,020	12	1,032

45 of 60

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

	Change
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks (11.a)	$—	14	14
Adjusted gross DTAs expected to be realized after application of the threshold limitations
Lesser of 11.b.i or 11.b.ii:
Adjusted gross DTAs expected to be realized following the balance sheet date (11.b.i.)	(98)	4	(94)
Adjusted gross DTAs allowed per limitation threshold (11.b.ii)	N/A	N/A	106
Lesser of 11.b.i or 11.b.ii	(98)	4	(94)
Adjusted gross DTAs offset by gross DTLs (11.c)	(178)	1	(177)
Deferred tax assets admitted	$(276)	19	(257)
Ratios used for threshold limitation as of December 31 are as follows:

	December 31
	2018	2017	Change
Ratio percentage used to determine recovery period and threshold limitation amount	634%	672%	(38)%
Amount of adjusted capital and surplus used to determine recovery period threshold limitation	$6,708	5,999	709
Impact of tax planning strategies on the determination of net admitted adjusted gross DTAs is as follows:

	December 31, 2018
	Ordinary	Capital	Total
Net admitted adjusted gross DTAs - (percentage of total net admitted adjusted gross DTAs)	—%	52.0%	52.0%

	December 31, 2017
	Ordinary	Capital	Total
Net admitted adjusted gross DTAs - (percentage of total net admitted adjusted gross DTAs)	—%	100.0%	100.0%

	Change
	Ordinary	Capital	Total
Net admitted adjusted gross DTAs - (percentage of total net admitted adjusted gross DTAs)	—%	(48.0)%	(48.0)%
The Company’s tax planning strategies do not include the use of reinsurance.
(b)    Unrecognized Deferred Tax Liabilities
There are no temporary differences for which DTLs are not recognized.

46 of 60

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(c)    Current and Deferred Income Taxes
The significant components of income taxes incurred (i.e. Current income tax expense) and the changes in DTAs and DTLs include:

	December 31			2018-2017 Change	2017-2016 Change
	2018	2017	2016
Current year federal tax expense (benefit) - ordinary income	$(51)	24	530	(75)	(506)
Current year foreign tax expense (benefit) - ordinary income	—	—	—	—	—
Subtotal	(51)	24	530	(75)	(506)
Current year tax expense - net realized capital gains (losses)	4	11	7	(7)	4
Federal and foreign income taxes incurred	$(47)	35	537	(82)	(502)
DTAs and DTLs consist of the following major components:

	December 31
Deferred tax assets	2018	2017	Change
Ordinary:
Deferred acquisition costs	$138	125	13
Expense accruals	47	69	(22)
Policyholder reserves	374	817	(443)
Fixed assets	177	—	177
Nonadmitted assets	8	9	(1)
Subtotal	744	1,020	(276)
Statutory valuation allowance adjustment	—	—	—
Nonadmitted ordinary deferred tax assets	—	—	—
Admitted ordinary tax assets	744	1,020	(276)

Capital:
Impaired assets	31	12	19
Subtotal	31	12	19
Statutory valuation allowance adjustment	—	—	—
Nonadmitted capital deferred tax assets	—	—	—
Admitted capital deferred tax assets	31	12	19
Admitted deferred tax assets	$775	1,032	(257)

47 of 60

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

	December 31
Deferred tax liabilities	2018	2017	Change
Ordinary:
Investments	$(50)	(49)	(1)
Fixed assets	(76)	(5)	(71)
Policyholder reserves	(623)	(793)	170
Software capitalization	(5)	(5)	—
Unrealized gains	(150)	(160)	10
Other	—	(5)	5
Subtotal	(904)	(1,017)	113

Capital:
Unrealized gains	(5)	(5)	—
Subtotal	(5)	(5)	—
Deferred tax liabilities	$(909)	(1,022)	113
Net deferred tax (liabilities) assets	$(134)	10	(144)
The realization of the DTAs is dependent upon the Company’s ability to generate sufficient taxable income in future periods. Based on historical results and the prospects for future current operations, management anticipates that it is more likely than not that future taxable income will be sufficient for the realization of the remaining DTAs.
The Tax Cuts and Jobs Act of 2017 (Tax Act of 2017) was enacted on December 22, 2017, thereby requiring various adjustments be reflected in the Statutory Financial Statements as of December 31, 2017. The Tax Act of 2017, among its many elements, lowers the corporate tax rate to 21%, a reduction from the historical 35% rate. Accordingly, the Company revalued its deferred tax inventory as of December 31, 2017 to reflect the lower tax rate, resulting in a decrease to its net deferred tax asset of $7 and a corresponding decrease to surplus as of December 31, 2017. There was no change in nonadmitted assets due to the revaluation of net deferred tax assets.
In computing taxable income, life insurance companies are allowed a deduction attributable to their life insurance and accident and health reserves. The Tax Act of 2017 significantly changed the methodology by which these reserves are computed for tax purposes. The changes are effective for tax years beginning after 2017 and are subject to a transition rule that spreads the additional income tax liability over the subsequent eight years beginning in 2018.  Due to complexities in the new methodology and limited guidance from the Internal Revenue Service and U.S. Treasury, the Company has recorded provisional amounts for the deferred tax revaluation associated with the changes in the computation of life insurance tax reserves based on information available at December 31, 2017.  Pursuant to Interpretation of the SAP Working Group 18-01: Updated Tax Estimates under the Tax Cuts and Jobs Act, provisional tax computations related to these amounts were reasonably estimated as of December 31, 2017 and have been adjusted based on guidance received from Internal Revenue Service and U.S. Treasury. Adjusted amounts are reflected in the Company's results of operations as of December 31, 2018.
The Change in net deferred income tax is comprised of the following (this analysis is exclusive of the nonadmitted DTAs as the Change in nonadmitted assets is reported separately from the Change in net deferred income tax in the Unassigned surplus section of the Statutory Statements of Capital and Surplus):

	December 31
	2018	2017	Change
Net deferred tax (liabilities) assets	$(134)	10	(144)
Statutory valuation allowance adjustment	—	—	—
Net deferred tax (liabilities) assets after statutory valuation allowance	(134)	10	(144)
Tax effect of unrealized gains (losses)	187	164	23
Statutory valuation allowance adjustment allocated to unrealized gains (losses)	—	—	—
Change in net deferred income tax			$(121)

48 of 60

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(d)    Reconciliation of Federal Income Tax Rate to Actual Effective Rate
The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference are as follows:

	December 31, 2018	December 31, 2017	December 31, 2016
	Effective tax rate	Effective tax rate	Effective tax rate
Income before taxes	21.0%	35.0%	35.0%
Amortization of IMR	(0.9)	0.7	(1.1)
Dividends received deduction	(0.8)	0.9	(1.5)
Nondeductible expenses	0.2	(0.1)	0.1
COLI	0.3	0.5	(0.4)
Tax hedges	(6.5)	0.1	3
Tax hedge reclassification (2)	(8.2)	(37.0)	(7.2)
Tax credits	(2.1)	0.7	(0.6)
Prior period adjustments	(0.4)	0.3	(0.3)
Change in deferred taxes on impairments	(1.5)	(0.9)	(1)
Change in deferred taxes on nonadmitted assets	0.1	(0.2)	—
Reinsurance	(1.3)	(0.9)	1.7
Change in valuation	5.9	—	—
Tax reform revaluation (1)	—	(4.1)	—
Other	(0.1)	(0.1)	—
Total	5.7%	(5.1)%	27.7%

Federal and foreign income taxes incurred	(4.3)%	(0.8)%	26.2%
Change in net deferred tax	10.0	(4.3)	1.5
Total statutory taxes	5.7%	(5.1)%	27.7%

(1) On December 22, 2017, the United States passed the Tax Act of 2017, which reduced the corporate tax rate from 35% to 21% for tax years beginning after December 31, 2017. As a result, the deferred taxes recorded on the Statutory Statements of Assets, Liabilities, and Capital and Surplus were revalued to reflect the reduction in the future corporate tax rate.

(2) The IRS hedge portfolio restrike in December 2017 (see Note 5) had a significant impact on current period tax hedge reclassification.
(e)    Carryforwards, Recoverable Taxes, and IRC Section 6603 Deposits
As of December 31, 2018, there are no operating losses or tax credit carryforwards available for tax purposes.
There are no Federal income taxes available for recoupment in the event of future net losses.
There are no aggregate deposits admitted under Section 6603 of the IRC.
The Company had tax contingencies computed in accordance with SSAP No. 101 as of December 31, 2018 and 2017.
The Company recognizes interest and penalties accrued related to unrecognized tax benefits in federal income tax expense. During the years ended December 31, 2018, 2017, and 2016 the Company recognized expenses of $(1), $1, and $0 in interest and penalties, respectively. The Company had $2 and $2 for the unrecognized tax benefits and related accrued interest at December 31, 2018 and 2017, respectively.
(f)    Consolidated Federal Income Tax Return
The Company’s federal income tax return is consolidated with its parent, AZOA. The method of allocation between the subsidiaries of AZOA is subject to written agreement, approved by the BOD of AZOA. Allocation is based upon separate return calculations with current credit for net losses. Intercompany tax balances are settled annually after the consolidated return is filed.

49 of 60

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

The Company is included in the consolidated group for which AZOA files a federal income tax return on behalf of all group members. As a member of the AZOA consolidated group, the Company is no longer subject to U.S. federal and non-U.S. income tax examinations for years prior to 2015, though examinations of combined returns filed by AZOA, which include the Company by certain U.S. state and local tax authorities, may still be conducted for 2008 and subsequent years. The last Internal Revenue Service examination of AZOA involved the federal income tax return filed by AZOA for the 2015 tax year, which included carrybacks to the 2012 tax year. This examination concluded in October 2018 with the Internal Revenue Service only making one immaterial adjustment that increased the Company’s tax liability for 2012. The Internal Revenue Service has also initiated an examination of AZOA’s 2016 and 2017 income tax returns, which is expected to close by the end of 2019.
(10)    Accident and Health Claim Reserves
Accident and health claim reserves are based on estimates that are subject to uncertainty. Uncertainty regarding reserves of a given accident year is gradually reduced as new information emerges each succeeding year, thereby allowing more reliable reevaluations of such reserves. While management believes that reserves as of December 31, 2018 are appropriate, uncertainties in the reserving process could cause reserves to develop favorably or unfavorably in the near term as new or additional information emerges. Any adjustments to reserves are reflected in the operating results of the periods in which they are made. Movements in reserves could significantly impact the Company’s future reported earnings.
Activity in the accident and health claim reserves is summarized as follows:

	2018	2017	2016
Balance at January 1, net of reinsurance recoverables of $447, $396, and $340, respectively	$224	193	154
Incurred related to:
Current year	129	104	92
Prior years	16	(6)	1
Total incurred	145	98	93
Paid related to:
Current year	4	6	5
Prior years	66	61	49
Total paid	70	67	54
Balance at December 31, net of reinsurance recoverables of $574, $447, and $396, respectively	$299	224	193
Prior year incurred claim reserves for 2018 were unfavorable attributable to assumption updates and the establishment of a claims adjustment expense on the individual LTC line of business. Prior year incurred claim reserves for 2017 reflects favorable development as a result of re-estimation of unpaid claims and claim adjustment expenses, principally on individual LTC line of business. Prior year incurred claim reserves for 2016 reflects unfavorable claim development primarily with the individual LTC line of business.
(11)    Reinsurance
The Company primarily enters into reinsurance agreements to manage risk resulting from its life, annuity, and accident and health businesses, as well as businesses the Company has chosen to exit. In the normal course of business, the Company seeks to limit its exposure to loss by ceding risks under yearly renewal term, coinsurance, and modified coinsurance.
The Company monitors the financial exposure and financial strength of the reinsurers on an ongoing basis. The Company attempts to mitigate risk by securing recoverable balances with various forms of collateral, including arranging trust accounts and letters of credit with certain reinsurers.

50 of 60

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

The effect of reinsurance on reserves, deposit-type contracts, and claims, for amounts recoverable from other insurers, was as follows:

	For the years ended December 31,
Reduction in:	2018	2017
Aggregate reserves	$5,824	5,609
Deposit-type contracts	115	123
Policy and contract claims	22	23
Reinsurance reserves, recoverables, and receivables at December 31, 2018 and 2017, are covered by collateral of $3,826 and $3,971, respectively.
Life insurance, annuities, and accident and health business assumed from and ceded to other companies are as follows:

Year ended	Direct amount	Ceded to other companies	Assumed from other companies	Net amount
December 31, 2018
Life insurance in force	$41,321	27,914	65	13,472
Premiums:
Life	895	84	1	812
Annuities	11,318	358	—	10,960
Accident and health	176	73	50	153
Total premiums	$12,389	515	51	11,925

December 31, 2017
Life insurance in force	$37,306	26,140	71	11,237
Premiums:
Life	791	88	1	704
Annuities	9,688	558	—	9,130
Accident and health	179	75	45	149
Total premiums	$10,658	721	46	9,983

December 31, 2016
Life insurance in force	$33,863	24,744	77	9,196
Premiums:
Life	662	79	1	584
Annuities	12,012	95	—	11,917
Accident and health	181	78	39	142
Total premiums	$12,855	252	40	12,643
The Company holds securities backing term life and universal life with secondary guarantees ceded reserves in compliance with Actuarial Guideline 48. As of December 31, 2018 and 2017, the Company had 7 reinsurance contracts in which risks under covered policies have been ceded. The Company held primary securities in an amount at least equal to the required level of primary securities for all of these contracts.
There are no nonaffiliated reinsurers owned in excess of 10% or controlled, either directly or indirectly, by the Company or by a representative, officer, trustee, or director of the Company.
There are no policies issued by the Company that have been reinsured with a company chartered in a country other than the United States that is owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor, or any other person not primarily engaged in the insurance business.

51 of 60

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits.
The Company does not have reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts that, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.
The Company did not write off any uncollectible recoverables during 2018, 2017, and 2016.
During the year ended December 31, 2016, the Company entered into a new reinsurance agreement that included policies or contracts that were in force or which had existing reserves established by the Company as of the effective date of the agreement. The agreement resulted in reinsurance credits in the amount of $250 as of December 31, 2016. This agreement was amended during the year ended December 31, 2017, which resulted in additional reinsurance credits in the amount of $250.
(12)    Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics
Information regarding the Company’s annuity actuarial reserves and deposit liabilities by withdrawal characteristics at December 31 is as follows:

	2018	Percentage of total	2017	Percentage of total
Subject to discretionary withdrawal:
With market value adjustment	$32,656	26%	$25,991	21%
At book value less current surrender charges of 5% or more	37,470	30	47,640	39
At market value	21,142	17	25,341	20
Total with adjustment or at market value	91,268	73	98,972	80
At book value without adjustment (minimal or no charge or adjustment)	25,979	21	17,057	14
Not subject to discretionary withdrawal	7,995	6	7,642	6
Total gross	125,242	100%	123,671	100%
Reinsurance ceded	1,914		1,906
Total net	$123,328		$121,765

	2018	2017
Reconciliation of total annuity actuarial reserves and deposit fund liabilities:
Life, Accident, and Health Annual Statement Annuities, net (excluding supplementary contracts with life contingencies)	$94,258	88,533
Supplemental contracts with life contingencies, net	2,010	1,872
Deposit-type contracts	5,125	5,272
Subtotal	101,393	95,677
Separate Accounts Annual Statement:
Annuities, net (excluding supplementary contracts with life contingencies)	21,906	26,078
Supplemental contracts with life contingencies, net	29	10
Subtotal	21,935	26,088
Total annuity actuarial reserves and deposit fund liability	$123,328	121,765
(13)    Separate Accounts
The Company’s separate accounts represent funds held for the benefit of contract holders entitled to payments under variable annuity contracts, variable life policies and market value adjusted annuity contracts issued through the Company’s separate accounts and underwritten by the Company.

52 of 60

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

Information regarding the Company’s separate accounts for the years ended December 31 is as follows:

	2018				2017
	Indexed	Nonindexed guaranteed reserve interest less than or equal to 4%	Non guaranteed separate accounts	Total	Indexed	Nonindexed guaranteed reserve interest less than or equal to 4%	Non guaranteed separate accounts	Total
Premiums, considerations, or deposits	$—	—	638	638	$—	—	720	720
Reserves for account, with assets at fair value	1	5	21,945	21,951	7	8	26,093	26,108
Total reserves	1	5	21,945	21,951	7	8	26,093	26,108
By withdrawal characteristics:
At book value without MV adjustment and with current surrender charge of 5% or more	—	—	13	13	—	—	18	18
At fair value	1	5	21,903	21,909	7	8	26,066	26,081
Subtotal	1	5	21,916	21,922	7	8	26,084	26,099
Not subject to discretionary withdrawal	—	—	29	29	—	—	9	9
Total	$1	5	21,945	21,951	$7	8	26,093	26,108
As of December 31, 2018 and 2017, the Company’s separate accounts included legally insulated assets and non-insulated assets attributed to the following products/transactions:

	2018		2017
Product/transaction	Legally insulated	Not legally insulated	Legally insulated	Not legally insulated
Variable Annuities	$21,596	—	25,946	—
Variable Life	17	—	21	—
Variable Indexed Annuities (Non-Unitized Insulated)	84	—	54	—
Variable Indexed Annuities (Non-Unitized Non-Insulated)	—	1,031	—	617
Variable Annuities (MN Market Value Adjustment (MVA))	—	90	—	78
Fixed Annuities (MN MVA)	—	17	—	39
Total	$21,697	1,138	26,021	734
The Company’s separate account liabilities contain guaranteed benefits. The liabilities for guaranteed benefits are supported by the Company’s general account assets. To compensate the general account for the risk taken, the separate account paid risk charges of $212, $221, $220, $200, and $178 during the past five years, respectively. The general account of the Company paid $5, $0, $33, $11, and $10 towards separate account guarantees during the past five years, respectively.

53 of 60

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

A reconciliation of net transfers from separate accounts for the years ended December 31 is included in the following table:

	2018	2017	2016
Transfers as reported in the Summary of Operations of the Separate Accounts Annual Statement:
Transfers to separate accounts	$638	720	588
Transfers from separate accounts	(2,649)	(2,574)	(1,964)
Net transfers from separate accounts	(2,011)	(1,854)	(1,376)
Reconciling adjustments:
Other adjustments	2	3	(4)
Transfers as reported in the Statutory Statements of Operations	$(2,009)	(1,851)	(1,380)

(14)	Related-Party Transactions

(a)	Organization Changes
On October 11, 2018, the Company announced the decision to sell the Questar Capital and Asset Management representative network to an unaffiliated wealth management firm. The closing date of the sale was March 1, 2019.
In 2017, the sale of the Company's subsidiary, Allianz Life and Annuity Company (ALAC), was completed. Total consideration received on the sale was $13, which resulted in a total pre-tax gain of $5. In addition, in connection with the sale, ALAC entered into a modified coinsurance reinsurance agreement with the Company. Under the reinsurance agreement, all liabilities and risk associated with ALAC’s policyholders were assumed by the Company.

(b)	Related-Party Invested Assets
The Company has an agreement to lend AZOA $39. The remaining loan balance was $39 as of December 31, 2018 and 2017 and is included in Other invested assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Repayment of this loan will begin in 2021 and has a final maturity date of August 31, 2021. The interest rate is a fixed rate of 1.61%. Interest income earned and accrued had an immaterial impact to the Company during 2018, 2017, and 2016, respectively.
The Company has an investment in a limited partnership that is managed by its affiliate Pacific Investment Management Company (PIMCO). The total committed capital for this investment is $50 of which $28 and $40 is unfunded as of December 31, 2018 and 2017, respectively. As of December 31, 2018 and 2017, the fair value of the investment is $28 and $12, respectively, and is recorded in Other invested assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
The Company had an agreement to lend Allianz Technology of America (ATA), formerly known as Allianz Managed Operations and Services of America, $33. In March 2016, the $33 loan and accrued interest of $0 was assigned to AZOA through a dividend.
On January 22, 2018, the Company formed TruChoice Financial Group, LLC (TruChoice), a noninsurance subsidiary. TruChoice is a wholly owned subsidiary of Allianz Individual Insurance Group, LLC (AIIG), and was capitalized through an initial cash contribution of $2 from AIIG. In addition, AIIG contributed 100% of the membership interests it held in the following Field Marketing Organizations: American Financial Marketing, LLC (AFM), GamePlan Financial Marketing (GamePlan), The Annuity Store Financial and Insurance Services, LLC, and Ann Arbor Annuity Exchange, LLC, in exchange for 100% of the membership interest of TruChoice.
In 2017, Personalized Brokerage Services, LLC, a wholly owned subsidiary of AFM, which is a wholly owned subsidiary of AIIG, which is a wholly owned subsidiary of the Company, merged into AFM. AFM was the surviving entity.
In 2017, 3 Mentors, Inc, a wholly owned subsidiary of GamePlan, which is a wholly owned subsidiary of AIIG, which is a wholly owned subsidiary of the Company, merged into GamePlan. GamePlan was the surviving entity.

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(c)	Service Fees
The Company incurred fees for services provided by affiliated companies of $129, $51, and $101 in 2018, 2017, and 2016, respectively. The Company’s liability for these expenses was $8 and $15 at December 31, 2018 and 2017, respectively, and is included in Payable to affiliates on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. In the normal course of business, the outstanding amount is settled in cash.
The Company earned revenues for various services provided to affiliated companies and subsidiaries of $60, $45, and $22 in 2018, 2017, and 2016, respectively. The receivable for these revenues was $11 and $6 for 2018 and 2017, respectively, and is included in Receivable from affiliates on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The outstanding receivable from affiliated companies and subsidiaries is settled in the normal course of business, in cash.
The Company has agreements with its affiliates PIMCO, Oppenheimer Capital LLC (OpCap), and with certain other related parties whereby (1) specific investment options managed by PIMCO and OpCap are made available through the Company's separate accounts to holders of the Company's variable annuity products, and (2) the Company receives compensation for providing administrative and recordkeeping services relating to the investment options managed by PIMCO and OpCap. Income recognized by the Company from these affiliates for distribution and in-force related costs as a result of providing investment options to the contractholders was $10, $11, and $12 during 2018, 2017, and 2016, respectively, which is included in Fees from separate accounts on the Statutory Statements of Operations. At December 31, 2018 and 2017, $1 and $1, respectively, were included for related receivables of these fees in Other assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
The Company has incurred commission expense related to the distribution of variable annuity products from Allianz Life Financial Services, LLC (ALFS) in the amount of $222, $230, and 214 for the years ended December 31, 2018, 2017, and 2016, respectively. The Company has an agreement with ALFS, whereby interest receivable is assigned to the company and 12b-1 fee receivables are assigned to the Company and AZNY. The Company has also agreed with AZNY to share in reimbursing ALFS for direct and indirect expenses incurred in performing services for the Company and AZNY. In the event that assigned receivables exceed expenses, ALFS records a dividend-in-kind to the Company and a loss on the transaction with AZNY. The Company recorded revenue from this agreement of $10, $5, and $14 for the years ended December 31, 2018, 2017, and 2016, respectively. In 2018, the Company began to record the net impact of this agreement as a dividend, see below for dividends received from ALFS.

(d)	Dividends to Parent
The Company paid cash dividends to AZOA of $0 and $780 in 2018 and 2017, respectively. The Company paid dividends to AZOA of $894 in 2016, which represented $861 cash and $33 related to the ATA loan and accrued interest. Based on the ordinary dividend limitations set forth under Minnesota Insurance Law, no dividends paid in 2018, 2017, and 2016 were considered extraordinary.

(e)	Capital Contributions and Dividends with Subsidiaries
During the years ended December 31, the Company received dividends from its subsidiaries as follows:

	2018	2017	2016
Allianz Investment Management, LLC	$60	62	57
ALFS	10	—	—
AAMO	—	—	1
	$70	62	58

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

During the years ended December 31, the Company made capital contributions to subsidiaries as follows:

	2018	2017	2016
Yorktown	$6	5	8
InForce Solutions, LLC (1)	3	—	—
ALAC	—	—	2
	$9	5	10
(1) InForce Solutions, LLC is a wholly owned subsidiary of AIIG, which is a wholly owned subsidiary of the Company; this capital contribution took the form of intercompany debt forgiveness.

(f)	Reinsurance
The Company wholly-owns AZMO, a Special Purpose Life Reinsurance Captive Insurance Company domiciled in Missouri. The Company cedes to AZMO, and AZMO provides reinsurance on a coinsurance basis and modified coinsurance basis, a 100% quota share of the Company’s net liability of level term life insurance policies and certain universal life insurance policies written directly by the Company. The total premium and associated reserve amounts ceded from the Company to AZMO for the years ended December 31, 2018, 2017, and 2016 were $7, $7, and $9, respectively. The Company recorded a ceding commission of $2 for 2018, 2017, and 2016, respectively. In addition, the Company recorded a deferred gain of $97 upon execution of the reinsurance agreement in 2009, of which $2 was amortized in 2018, 2017, and 2016, respectively, and included in Commissions and expense allowances on reinsurance ceded on the Statutory Statements of Operations.
In 2017, the Company entered into a reinsurance agreement with an affiliate, a wholly-owned subsidiary of Allianz SE. The Company ceded on a combined funds withheld coinsurance and modified coinsurance basis, a 60% quota share of the Company's net liability of certain fixed-indexed annuity policies written directly by the Company. On May 31, 2018, the Company ceased ceding business to the affiliate and recaptured all previously ceded risks.
The Company ceded premiums of $134 and $430 to the affiliate during 2018 and 2017, respectively. Additionally, the Company ceded reserves of $0 and $397, as of December 31, 2018 and 2017, respectively, to the affiliate. The Company recorded ceding commissions of $13 and $39 during 2018 and 2017 included in Commissions and expense allowances on reinsurance ceded on the Statutory Statements of Operations.
The Company has reinsurance recoverables and receivables related to reinsurance agreements with affiliated entities. Total affiliated reinsurance recoverables and receivables were $1 and $1 as of December 31, 2018 and 2017, respectively, and are included in Amounts recoverable from reinsurers on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.

(g)	Line of Credit Agreement
The Company has a line of credit agreement with AZNY, to provide liquidity, as needed. The Company’s lending capacity under the agreement is limited to 5% of the general account admitted assets of AZNY as of the preceding year end. No amounts have been borrowed during the years ended December 31, 2018 and 2017.
(15)    Employee Benefit Plans
The Company participates in the Allianz Asset Accumulation Plan (AAAP), a defined contribution plan sponsored by Allianz of America Corporation (AZOAC). Eligible employees are immediately enrolled in the AAAP on their first day of employment. The AAAP will accept participants’ pretax, Roth 401(k), and/or after-tax contributions up to 80% of the participants’ eligible compensation, although contributions remain subject to annual limitations set by the Internal Revenue Service. The Company matches up to a maximum of 7.5% of the employees’ eligible compensation. Participants are 100% vested in the Company’s matching contribution after three years of service.
The AAAP administration expenses and the trust fund, including trustee fees, investment manager fees, and audit fees, are payable from the trust fund but may, at the Company’s discretion, be paid by the Company. All legal fees are paid by the Company. It is the Company’s policy to fund the AAAP costs as incurred. The Company has expensed $12, $16, and $15 in 2018, 2017, and 2016, respectively, toward the AAAP matching contributions and administration expenses.

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

A defined group of highly compensated employees is eligible to participate in the AZOAC Deferred Compensation Plan. The purpose of the plan is to provide tax planning opportunities, as well as supplemental funds upon retirement. The plan is unfunded, meaning no assets of the Company have been segregated or defined to represent the liability for accrued assets under the plan. Employees are 100% vested upon enrollment in the plan for funds they have deferred. Employees’ funds are invested on a pay period basis and are immediately vested. Participants and the Company share the administrative fee. The accrued liability of $39 and $34 as of December 31, 2018 and 2017, respectively, is recorded in Other liabilities on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
The Company sponsors a nonqualified deferred compensation plan for a defined group of agents. The Company can make discretionary contributions to the plan in the form and manner the Company determines reasonable. Discretionary contributions are currently determined based on production. The accrued liability of $78 and $92 as of December 31, 2018 and 2017, respectively, is recorded in Other liabilities on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
The Company participates in a stock-based compensation plan sponsored by Allianz SE, which awards certain employees RSU that are tied to Allianz SE stock. Allianz SE determines the number of RSU granted to each participant. The Company records expense equal to the change in fair value of the units during the reporting period, which includes the Company's estimate of the number of awards expected to be forfeited. A change in value of $5, $9, and $4 was recorded in 2018, 2017, and 2016, respectively, and is included in General and administrative expenses on the Statutory Statements of Operations. The related liability of $15 and $18 as of December 31, 2018 and 2017, respectively, is recorded in Other liabilities on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
(16)    Statutory Capital and Surplus
Statutory accounting practices prescribed or permitted by the Company’s state of domicile are directed toward insurer solvency and protection of policyholders. As such, the Company is required to meet minimum statutory capital and surplus requirements. The Company’s statutory capital and surplus as of December 31, 2018 and 2017, were in compliance with these requirements. The maximum amount of ordinary dividends that can be paid by Minnesota insurance companies to the stockholder without prior approval of the Department is subject to restrictions relating to statutory earned surplus, also known as unassigned funds. Unassigned funds are determined in accordance with the accounting procedures and practices governing preparation of the statutory annual statement. In accordance with Minnesota Statutes, the Company may declare and pay from its Unassigned surplus cash dividends of not more than the greater of 10% of its prior year-end statutory surplus, or the net gain from operations of the insurer, not including realized gains, for the 12-month period ending the 31st day of the next preceding year. Based on these limitations, ordinary dividends of $1,259 can be paid in 2019 without prior approval of the Department.
Regulatory Risk-Based Capital
An insurance enterprise’s state of domicile imposes minimum risk-based capital requirements that were developed by the NAIC. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of an enterprise’s regulatory total adjusted capital to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. This ratio for the Company significantly exceeds required minimum thresholds as of December 31, 2018 and 2017.
(17)    Direct Premiums Written by Third-Party Administrators
The Company has direct premiums written by third-party administrators (TPAs). The types of business written by the TPAs include life, accidental death and dismemberment, medical, disability, excess risk, short-term disability, and LTC. The authority granted to the TPAs includes claims payment, claims adjustment, reinsurance ceding, underwriting, and premium collection. Total premiums written by TPAs were $99, $58, and $62 for 2018, 2017, and 2016, respectively. For the years ended December 31, 2018, 2017, and 2016, there were no individual TPAs that wrote premiums that equaled at least 5% of the capital and surplus of the Company.

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

(18)    Capital Structure
The Company is authorized to issue three types of capital stock, as outlined in the table below:

	Authorized, issued, and outstanding	Par value, per share	Redemption rights	Voluntary or involuntary liquidation rights
Common stock	40,000,000	$1.00	None	None
	20,000,001
	20,000,001
Preferred stock:
Class A	200,000,000	$1.00	Designated by Board for each series issued	Designated by Board for each series issued
	18,903,484
	18,903,484
Class A, Series A	8,909,195	$1.00	$35.02 per share plus an amount to yield a compounded annual return of 6%, after actual dividends paid	$35.02 per share plus an amount to yield a compounded annual return of 6%, after actual dividends paid
	8,909,195
	8,909,195
Class A, Series B	10,000,000	$1.00	$35.02 per share plus an amount to yield a compounded annual return of 6%, after actual dividends paid	$35.02 per share plus an amount to yield a compounded annual return of 6%, after actual dividends paid
	9,994,289
	9,994,289
Class B	400,000,000	$1.00	Designated by Board for each series issued	Designated by Board for each series issued
Holders of Class A preferred stock and of common stock are entitled to one vote per share with respect to all matters presented to or subject to the vote of shareholders. Holders of Class B preferred stock have no voting rights. All issued and outstanding shares are owned by AZOA. See Note 1 for further discussion.
Each share of Class A preferred stock is convertible into one share of the Company’s common stock. The Company may redeem any or all of the Class A preferred stock at any time. Dividends will be paid to each class of stock only when declared by the BOD. In the event a dividend is declared, dividends must be paid to holders of Class A preferred stock, Class B preferred stock, and common stock, each in that order.
As discussed in Note 14 to these Statutory Financial Statements, the Company carried out various capital transactions with related parties during 2018, 2017, and 2016.
(19)    Reconciliation to the Annual Statement
The Company is required to file an Annual Statement with the Department. As of December 31, 2018 and 2017, there is no difference in admitted assets or liabilities between this report and the Annual Statement. As of December 31, 2018, 2017, and 2016, there is no difference in capital and surplus or net income between this report and the Annual Statement.
(20)    Commitments and Contingencies
The Company and its subsidiaries are named as defendants in various pending or threatened legal proceedings on an ongoing basis, arising from the conduct of business, including three putative class action proceedings: Sanchez v. Allianz Life Ins. Co. of North America (Superior Court of California, L.A. County, BC594715), Berthiaume et al. v. Allianz Life Ins. Co. of North America et al (Minnesota District Court, Henn. County), and Thompson v. Allianz Life Ins. Co. of North

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

America (United Stated District Court, District of Minnesota, Case No. 0:17-cv00096). None of these putative class actions has been certified. The Company generally intends to vigorously contest the lawsuits, but may pursue settlement negotiations in some cases, if appropriate. The outcome of the cases is uncertain at this time, and there can be no assurance that such litigation, or any future litigation, will not have a material adverse effect on the Company and/or its subsidiaries. The Company recognizes legal costs as incurred.
The Company is contingently liable for possible future assessments under regulatory requirements pertaining to insolvencies and impairments of unaffiliated insurance companies. Provision has been made for assessments currently received and assessments anticipated for known insolvencies.
The financial services industry, including mutual funds, variable and fixed annuities, life insurance, distribution companies, and broker-dealers, is subject to close scrutiny by regulators, legislators, and the media.
Federal and state regulators, such as state insurance departments, state securities departments, the SEC, the Financial Industry Regulatory Authority, and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning various selling practices, including suitability reviews, product exchanges, sales to seniors, and compliance with, among other things, insurance and securities law. The Company is subject to ongoing market conduct examinations and investigations by regulators, which may have a material adverse effect on the Company.
It can be expected that annuity and life product designs, management, and sales practices will be an ongoing source of regulatory scrutiny and enforcement actions, litigation, and rulemaking.
These matters could result in legal precedents and new industry-wide legislation, rules, and regulations that could significantly affect the financial services industry, including life insurance and annuity companies. It is unclear at this time whether any such litigation or regulatory actions will have a material adverse effect on the Company in the future.
Certain guarantees of the Company provide for the maintenance of a subsidiary’s regulatory capital, surplus levels and liquidity sufficient to meet certain obligations. Those unlimited guarantees are made on behalf of certain wholly owned subsidiaries (AZNY, AZMO, ALFS and Questar Capital Corporation, through its parent, Yorktown). These guarantees are not limited and cannot be estimated as of the balance sheet date. From time to time, the Company makes capital contributions to these subsidiaries as needed under the guarantees. Capital contributions made during the years ended December 31, 2018, 2017, and 2016 are detailed in Note 14.
The Company had investments in limited partnerships that required a commitment of capital of $217 and $270 for the years ended December 31, 2018 and 2017, respectively.

(21)	Segment Information
The Company has organized its principal operations into the following segments: Individual Annuities, Life, and Legacy.
The Individual Annuities segment consists of fixed, fixed-indexed, variable, and variable-indexed annuities that are provided through independent distribution channels made up of agents and registered representatives. Revenues for the Company’s fixed annuity products are primarily earned as net investment income on invested assets supporting fixed account balances, with profitability driven by the spread between net investment income earned and interest credited to account balances. Revenues for the Company’s variable annuity products are primarily earned as management and expense fees charged on underlying account balances.
The Life segment consists of fixed-indexed universal life insurance products, as well as term and whole life in-force blocks that the Company no longer sells or distributes. The primary sources for revenue for this segment are premiums, fees, and charges that the Company receives to assume insurance related risk, in addition to earning a spread on net investment income on invested assets.
The Legacy segment consists of closed blocks of LTC and Special Markets products. The Special Markets products include individual and group annuity and life products, including universal life and term life insurance. Although Legacy products are part of the consolidated results, the Company does not allocate additional resources to these areas other than to maintain the operational support to its current customers.

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ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Statutory Financial Statements
(Dollars in millions, except share data and security holdings quantities)

The Company does not maintain segregated investment portfolios for each segment. Net investment income and Net realized capital gain (loss), net of taxes and IMR, are allocated to the segments. Assets are only monitored at the individual company level, and as such, asset disclosures by segment are not included herein.
Income and expense related to assets backing policyholder reserves are allocated to the segments based on policyholder reserve levels. The results of the Individual Annuities, Life, and Legacy segments also reflect allocation of income and expense related to assets backing surplus. Income and expense related to assets backing surplus are allocated to the segments based on required capital levels for each segment.
Segment results are reconciled to the Statutory Statements of Operations amounts in the tables below:

	Year ended December 31, 2018
	Individual Annuities	Life	Legacy	Consolidated
Income:
Premium and annuity considerations*	$11,223	816	154	12,193
Net investment income	4,346	158	89	4,593
Ceded reinsurance reserve and expense adjustments	254	(16)	7	245
Fees from separate accounts	676	—	—	676
Other income	(3)	—	—	(3)
Total income	16,496	958	250	17,704
Benefits and other expenses:
Policyholder benefits and surrenders	9,264	96	76	9,436
Change in aggregate reserves	6,457	658	184	7,299
General and administrative and commission	1,518	212	40	1,770
Net transfers from separate accounts	(2,006)	—	(3)	(2,009)
Total benefits and other expenses	15,233	966	297	16,496
Pretax income (loss)	1,263	(8)	(47)	1,208
Net realized capital gain (loss)	(489)	(1)	—	(490)
Income tax expense (benefit)	(53)	—	2	(51)
Net income (loss)	$827	(9)	(49)	769
*Includes premiums and annuity and supplementary contract considerations.

(22)    Subsequent Events
The Company has evaluated subsequent events through April 10, 2019, which is the date the Statutory Financial Statements were available to be issued. No material subsequent events have occurred since December 31, 2018 that require adjustment to the Statutory Financial Statements.
As a result of events that occurred during 2019, the Company impaired a corporate bond holding as of December 31, 2018. This event was treated as a Type I subsequent event and was therefore recognized within the Statutory Financial Statements. The resulting $54 realized capital loss is included in Net realized capital (loss) gain, net of taxes and IMR on the Statutory Statement of Operations. The realized capital loss was fully offset by taxes and IMR.

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ALLIANZ LIFE VARIABLE ACCOUNT B

of

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

Financial Statements

December 31, 2018

(With Report of Independent Registered Public Accounting Firm Thereon)

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Allianz Life Insurance Company of North America and the Contract Owners of Allianz Life Variable Account B of Allianz Life Insurance Company of North America

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Allianz Life Variable Account B of Allianz Life Insurance Company of North America indicated in the table below (other than Allianz NFJ Dividend Value VIT Portfolio, which does not present a statement of assets and liabilities) as of December 31, 2018, and the related statements of operations and of changes in net assets for the year ended December 31, 2018 (other than Allianz NFJ Dividend Value VIT Portfolio, which is for the period January 1, 2018 to April 20, 2018 (date of merger with AZL Russell 1000 Value Index Fund Class 2)), including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Allianz Life Variable Account B of Allianz Life Insurance Company of North America (other than Allianz NFJ Dividend Value VIT Portfolio, which does not present a statement of assets and liabilities) as of December 31, 2018, and the results of each of their operations and the changes in each of their net assets for the year ended December 31, 2018 (other than Allianz NFJ Dividend Value VIT Portfolio, which is for the period January 1, 2018 to April 20, 2018 (date of merger with AZL Russell 1000 Value Index Fund Class 2)) in conformity with accounting principles generally accepted in the United States of America.

Subaccounts of Allianz Life Variable Account B of Allianz Life Insurance Company of North America
Allianz NFJ Dividend Value VIT Portfolio	AZL Russell 1000 Growth Index Fund Class 2	Ivy VIP Natural Resources Portfolio
AZL Balanced Index Strategy Fund	AZL Russell 1000 Value Index Fund Class 1	Ivy VIP Science and Technology Portfolio
AZL DFA Five-Year Global Fixed Income Fund	AZL Russell 1000 Value Index Fund Class 2	JPMorgan Insurance Trust Core Bond Portfolio
AZL DFA Multi-Strategy Fund	AZL S&P 500 Index Fund	Lazard Retirement International Equity Portfolio
AZL Enhanced Bond Index Fund	AZL Small Cap Stock Index Fund Class 1	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio
AZL Fidelity Institutional Asset Management Multi-Strategy Fund	AZL Small Cap Stock Index Fund Class 2	MFS VIT II International Value Portfolio
AZL Fidelity Institutional Asset Management Total Bond Fund Class 1	AZL T. Rowe Price Capital Appreciation Fund	MFS VIT Total Return Bond Portfolio

Subaccounts of Allianz Life Variable Account B of Allianz Life Insurance Company of North America
AZL Fidelity Institutional Asset Management Total Bond Fund Class 2	BlackRock Equity Dividend V.I. Fund	MFS VIT Utilities Portfolio
AZL Gateway Fund	BlackRock Global Allocation V.I. Fund	Oppenheimer Global Multi-Alternatives Fund/VA
AZL Government Money Market Fund	ClearBridge Variable Aggressive Growth Portfolio	Oppenheimer Global Strategic Income Fund/VA
AZL International Index Fund Class 1	Columbia Variable Portfolio - Seligman Global Technology Fund	Oppenheimer International Growth Fund/VA
AZL International Index Fund Class 2	Davis VA Financial Portfolio	PIMCO Global Bond Opportunities Portfolio (Unhedged)
AZL MetWest Total Return Bond Fund	Davis VA Real Estate Portfolio	PIMCO VIT All Asset Portfolio
AZL Mid Cap Index Fund Class 1	Dreyfus VIF Appreciation Portfolio	PIMCO VIT Balanced Allocation Portfolio
AZL Mid Cap Index Fund Class 2	Eaton Vance VT Floating-Rate Income Fund	PIMCO VIT CommodityRealReturn Strategy Portfolio
AZL Moderate Index Strategy Fund	Fidelity VIP Emerging Markets Portfolio	PIMCO VIT Dynamic Bond Portfolio
AZL Morgan Stanley Global Real Estate Fund Class 1	Fidelity VIP FundsManager 50% Portfolio	PIMCO VIT Emerging Markets Bond Portfolio
AZL Morgan Stanley Global Real Estate Fund Class 2	Fidelity VIP FundsManager 60% Portfolio	PIMCO VIT Global Core Bond(Hedged) Portfolio
AZL MSCI Emerging Markets Equity Index Class 1	Fidelity VIP Mid Cap Portfolio	PIMCO VIT Global Multi-Asset Managed Allocation Portfolio
AZL MSCI Emerging Markets Equity Index Class 2	Fidelity VIP Strategic Income Portfolio	PIMCO VIT High Yield Portfolio
AZL MSCI Global Equity Index Fund	Franklin Founding Funds Allocation VIP Fund	PIMCO VIT Long-Term U.S. Government Portfolio
AZL MVP Balanced Index Strategy Fund	Franklin Income VIP Fund	PIMCO VIT Low Duration Portfolio
AZL MVP BlackRock Global Strategy Plus Fund	Franklin Mutual Shares VIP Fund	PIMCO VIT Real Return Portfolio
AZL MVP DFA Multi-Strategy Fund	Franklin Rising Dividends VIP Fund	PIMCO VIT StocksPlus Global Portfolio
AZL MVP Fidelity Institutional Asset Management Multi-Strategy Fund	Franklin Strategic Income VIP Fund	PIMCO VIT Total Return Portfolio

Subaccounts of Allianz Life Variable Account B of Allianz Life Insurance Company of North America
AZL MVP Fusion Dynamic Balanced Fund	Franklin U.S. Government Securities VIP Fund	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio
AZL MVP Fusion Dynamic Conservative Fund	Invesco V.I. American Value Fund	RCM Dynamic Multi-Asset Plus VIT Portfolio
AZL MVP Fusion Dynamic Moderate Fund	Invesco V.I. Balanced-Risk Allocation Fund	T. Rowe Price Blue Chip Growth Portfolio
AZL MVP Growth Index Strategy Fund	Ivy VIP Asset Strategy Portfolio	T. Rowe Price Equity Income Portfolio
AZL MVP Moderate Index Strategy Fund	Ivy VIP Energy Portfolio	T. Rowe Price Health Sciences Portfolio
AZL MVP T. Rowe Price Capital Appreciation Plus Fund	Ivy VIP Growth Portfolio	Templeton Global Bond VIP Fund
AZL Russell 1000 Growth Index Fund Class 1	Ivy VIP Mid Cap Growth Portfolio	Templeton Growth VIP Fund

Basis for Opinions

These financial statements are the responsibility of the Allianz Life Insurance Company of North America management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts in the Allianz Life Variable Account B of Allianz Life Insurance Company of North America based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts in the Allianz Life Variable Account B of Allianz Life Insurance Company of North America in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2018 by correspondence with the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Minneapolis, MN
March 27, 2019

We have served as the auditor of one or more of the subaccounts in Allianz Life Variable Account B of Allianz Life Insurance Company of North America since 2019.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Allianz Life Insurance Company of North America and Contract Holders of Allianz Life Variable Account B:

Opinion on the Financial Statements
We have audited the accompanying statements of changes in net assets of the sub-accounts listed in the Appendix that comprise the Allianz Life Variable Account B (the Separate Account) for the year or periods listed in the Appendix and the financial highlights in Note 6 for each of the years or periods in the four-year period ended December 31, 2017 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the changes in its net assets for the year or periods ended December 31, 2017, as listed in the Appendix and the financial highlights in Note 6 for each of the years or periods in the four- year period ended December 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion
These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We served as the Separate Account’s auditor from 1989 to 2018.

Minneapolis, Minnesota March 26, 2018

Appendix
Statement of changes in net assets for the year ended December 31, 2017.
Allianz NFJ Dividend Value VIT Portfolio	Fidelity VIP FundsManager 50% Portfolio
AZL Balanced Index Strategy Fund	Fidelity VIP FundsManager 60% Portfolio
AZL DFA Multi-Strategy Fund	Fidelity VIP Mid Cap Portfolio
AZL Enhanced Bond Index Fund	Fidelity VIP Strategic Income Portfolio
AZL Fidelity Institutional Asset Management Multi-Strategy Fund (1)	Franklin Founding Funds Allocation VIP Fund
AZL Fidelity Institutional Asset Management Total Bond Fund Class 1 (1)	Franklin Income VIP Fund
AZL Fidelity Institutional Asset Management Total Bond Fund Class 2 (1)	Franklin Mutual Shares VIP Fund
AZL Gateway Fund	Franklin Rising Dividends VIP Fund
AZL Government Money Market Fund	Franklin Strategic Income VIP Fund
AZL International Index Fund Class 1	Franklin U.S. Government Securities VIP Fund
AZL International Index Fund Class 2	Invesco V.I. American Value Fund
AZL MetWest Total Return Bond Fund	Invesco V.I. Balanced-Risk Allocation Fund
AZL Mid Cap Index Fund Class 1	Ivy VIP Asset Strategy Portfolio(1)
AZL Mid Cap Index Fund Class 2	Ivy VIP Energy Portfolio(1)
AZL Moderate Index Strategy Fund	Ivy VIP Growth Portfolio(1)
AZL Morgan Stanley Global Real Estate Fund Class 1	Ivy VIP Mid Cap Growth Portfolio(1)
AZL Morgan Stanley Global Real Estate Fund Class 2	Ivy VIP Natural Resources Portfolio(1)
AZL MSCI Emerging Markets Equity Index Class 1(1)	Ivy VIP Science and Technology Portfolio(1)
AZL MSCI Emerging Markets Equity Index Class 2(1)	JPMorgan Insurance Trust Core Bond Portfolio
AZL MSCI Global Equity Index Fund(1)	Lazard Retirement International Equity Portfolio
AZL MVP Balanced Index Strategy Fund	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio
AZL MVP BlackRock Global Strategy Plus Fund	MFS VIT II International Value Portfolio
AZL MVP DFA Multi-Strategy Fund	MFS VIT Total Return Bond Portfolio
AZL MVP Fidelity Institutional Asset Management Multi-Strategy Fund (1)	MFS VIT Utilities Portfolio
AZL MVP Fusion Dynamic Balanced Fund	Oppenheimer Global Multi-Alternatives Fund/VA
AZL MVP Fusion Dynamic Conservative Fund	Oppenheimer Global Strategic Income Fund/VA
AZL MVP Fusion Dynamic Moderate Fund	Oppenheimer International Growth Fund/VA
AZL MVP Growth Index Strategy Fund	PIMCO VIT All Asset Portfolio
AZL MVP Moderate Index Strategy Fund	PIMCO VIT Balanced Allocation Portfolio(1)
AZL MVP T. Rowe Price Capital Appreciation Plus Fund	PIMCO VIT CommodityRealReturn Strategy Portfolio
AZL Russell 1000 Growth Index Fund Class 1	PIMCO VIT Dynamic Bond Portfolio (1)
AZL Russell 1000 Growth Index Fund Class 2	PIMCO VIT Emerging Markets Bond Portfolio
AZL Russell 1000 Value Index Fund Class 1	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) (1)
AZL Russell 1000 Value Index Fund Class 2	PIMCO VIT Global Core Bond (Hedged) Portfolio(1)
AZL S&P 500 Index Fund	PIMCO VIT Global Multi-Asset Managed Allocation Portfolio
AZL Small Cap Stock Index Fund Class 1	PIMCO VIT High Yield Portfolio
AZL Small Cap Stock Index Fund Class 2	PIMCO VIT Low Duration Portfolio
AZL T. Rowe Price Capital Appreciation Fund	PIMCO VIT Real Return Portfolio
BlackRock Equity Dividend V.I. Fund	PIMCO VIT StocksPLUS Global Portfolio(1)
BlackRock Global Allocation V.I. Fund	PIMCO VIT Total Return Portfolio
ClearBridge Variable Aggressive Growth Portfolio	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio
Columbia Variable Portfolio - Seligman Global Technology Fund	RCM Dynamic Multi-Asset Plus VIT Portfolio
Davis VA Financial Portfolio	T. Rowe Price Blue Chip Growth Portfolio
Davis VA Real Estate Portfolio	T. Rowe Price Equity Income Portfolio
Dreyfus VIF Appreciation Portfolio	T. Rowe Price Health Sciences Portfolio
Eaton Vance VT Floating-Rate Income Fund	Templeton Global Bond VIP Fund
Fidelity VIP Emerging Markets Portfolio	Templeton Growth VIP Fund
Statement of changes in net assets for the period from October 16, 2017 (inception) to December 31, 2017.
AZL DFA Five-Year Global Fixed Income Fund
Statement of changes in net assets for the period from May 1, 2017 (inception) to December 31, 2017.
PIMCO VIT Long-Term U.S. Government Portfolio
(1) See Note 1 to the financial statements for the former name of the fund.

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Assets and Liabilities
December 31, 2018
(In thousands)

	AZL Balanced Index Strategy Fund	AZL DFA Five-Year Global Fixed Income Fund	AZL DFA Multi-Strategy Fund	AZL Enhanced Bond Index Fund	AZL Fidelity Institutional Asset Management Multi-Strategy Fund
Assets:
Investments at Net Asset Value	$360,374	$13,192	$885,699	$24,013	$279,543
Total Assets	360,374	13,192	885,699	24,013	279,543

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets:	360,374	13,192	885,699	24,013	279,543

Net Assets:
Contracts in Accumulation Period	360,312	13,192	885,519	24,013	279,482
Contracts in Annuity Payment Period	62	—	180	—	61
Total Net Assets	$360,374	$13,192	$885,699	$24,013	$279,543

Investment Shares	24,202	1,311	68,183	2,268	22,801
Investments at Cost	$354,014	$13,089	$959,824	$24,635	$278,233

	AZL Fidelity Institutional Asset Management Total Bond Fund Class 1	AZL Fidelity Institutional Asset Management Total Bond Fund Class 2	AZL Gateway Fund	AZL Government Money Market Fund	AZL International Index Fund Class 1
Assets:
Investments at Net Asset Value	$19,278	$166,707	$67,026	$430,314	$93,602
Total Assets	19,278	166,707	67,026	430,314	93,602

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets:	19,278	166,707	67,026	430,314	93,602

Net Assets:
Contracts in Accumulation Period	19,223	166,700	67,026	429,167	93,315
Contracts in Annuity Payment Period	55	7	—	1,147	287
Total Net Assets	$19,278	$166,707	$67,026	$430,314	$93,602

Investment Shares	2,021	16,994	5,345	430,314	9,417
Investments at Cost	$20,143	$173,567	$63,343	$430,307	$95,086

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Assets and Liabilities
December 31, 2018
(In thousands)

	AZL International Index Fund Class 2	AZL MetWest Total Return Bond Fund	AZL Mid Cap Index Fund Class 1	AZL Mid Cap Index Fund Class 2	AZL Moderate Index Strategy Fund
Assets:
Investments at Net Asset Value	$426,442	$26,688	$41,617	$415,541	$557,352
Total Assets	426,442	26,688	41,617	415,541	557,352

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets:	426,442	26,688	41,617	415,541	557,352

Net Assets:
Contracts in Accumulation Period	425,930	26,688	41,491	415,466	557,049
Contracts in Annuity Payment Period	512	—	126	75	303
Total Net Assets	$426,442	$26,688	$41,617	$415,541	$557,352

Investment Shares	29,926	2,677	5,100	21,871	46,524
Investments at Cost	$434,902	$27,006	$50,585	$440,241	$635,208

	AZL Morgan Stanley Global Real Estate Fund Class 1	AZL Morgan Stanley Global Real Estate Fund Class 2	AZL MSCI Emerging Markets Equity Index Class 1	AZL MSCI Emerging Markets Equity Index Class 2	AZL MSCI Global Equity Index Fund
Assets:
Investments at Net Asset Value	$18,502	$80,219	$16,002	$102,415	$6,337
Total Assets	18,502	80,219	16,002	102,415	6,337

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets:	18,502	80,219	16,002	102,415	6,337

Net Assets:
Contracts in Accumulation Period	18,387	80,185	15,972	102,393	6,337
Contracts in Annuity Payment Period	115	34	30	22	—
Total Net Assets	$18,502	$80,219	$16,002	$102,415	$6,337

Investment Shares	2,310	9,285	2,289	14,652	632
Investments at Cost	$22,522	$91,679	$11,441	$102,700	$6,879

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Assets and Liabilities
December 31, 2018
(In thousands)

	AZL MVP Balanced Index Strategy Fund	AZL MVP BlackRock Global Strategy Plus Fund	AZL MVP DFA Multi-Strategy Fund	AZL MVP Fidelity Institutional Asset Management Multi-Strategy Fund	AZL MVP Fusion Dynamic Balanced Fund
Assets:
Investments at Net Asset Value	$264,376	$645,646	$79,000	$216,696	$836,480
Total Assets	264,376	645,646	79,000	216,696	836,480

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets:	264,376	645,646	79,000	216,696	836,480

Net Assets:
Contracts in Accumulation Period	264,376	645,646	79,000	216,696	836,102
Contracts in Annuity Payment Period	—	—	—	—	378
Total Net Assets	$264,376	$645,646	$79,000	$216,696	$836,480

Investment Shares	21,372	55,563	7,418	19,400	80,123
Investments at Cost	$262,618	$628,775	$78,667	$227,491	$908,688

	AZL MVP Fusion Dynamic Conservative Fund	AZL MVP Fusion Dynamic Moderate Fund	AZL MVP Growth Index Strategy Fund	AZL MVP Moderate Index Strategy Fund	AZL MVP T. Rowe Price Capital Appreciation Plus Fund
Assets:
Investments at Net Asset Value	$214,900	$1,742,029	$2,160,089	$432,622	$955,798
Total Assets	214,900	1,742,029	2,160,089	432,622	955,798

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets:	214,900	1,742,029	2,160,089	432,622	955,798

Net Assets:
Contracts in Accumulation Period	214,900	1,741,593	2,159,404	432,622	955,798
Contracts in Annuity Payment Period	—	436	685	—	—
Total Net Assets	$214,900	$1,742,029	$2,160,089	$432,622	$955,798

Investment Shares	19,256	168,965	154,402	32,577	79,916
Investments at Cost	$230,106	$1,866,398	$2,096,709	$428,854	$899,057

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Assets and Liabilities
December 31, 2018
(In thousands)

	AZL Russell 1000 Growth Index Fund Class 1	AZL Russell 1000 Growth Index Fund Class 2	AZL Russell 1000 Value Index Fund Class 1	AZL Russell 1000 Value Index Fund Class 2	AZL S&P 500 Index Fund
Assets:
Investments at Net Asset Value	$45,307	$540,363	$135,319	$398,225	$771,527
Total Assets	45,307	540,363	135,319	398,225	771,527

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets:	45,307	540,363	135,319	398,225	771,527

Net Assets:
Contracts in Accumulation Period	45,141	540,251	134,760	398,078	771,253
Contracts in Annuity Payment Period	166	112	559	147	274
Total Net Assets	$45,307	$540,363	$135,319	$398,225	$771,527

Investment Shares	4,477	39,938	15,827	35,492	52,777
Investments at Cost	$45,816	$529,786	$157,367	$444,029	$673,986

	AZL Small Cap Stock Index Fund Class 1	AZL Small Cap Stock Index Fund Class 2	AZL T. Rowe Price Capital Appreciation Fund	BlackRock Equity Dividend V.I. Fund	BlackRock Global Allocation V.I. Fund
Assets:
Investments at Net Asset Value	$40,530	$425,568	$508,467	$1,369	$1,135,560
Total Assets	40,530	425,568	508,467	1,369	1,135,560

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets:	40,530	425,568	508,467	1,369	1,135,560

Net Assets:
Contracts in Accumulation Period	40,410	425,448	508,329	1,369	1,135,539
Contracts in Annuity Payment Period	120	120	138	—	21
Total Net Assets	$40,530	$425,568	$508,467	$1,369	$1,135,560

Investment Shares	4,377	34,969	30,033	135	87,688
Investments at Cost	$44,609	$440,676	$438,011	$1,494	$1,224,017

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Assets and Liabilities
December 31, 2018
(In thousands)

	ClearBridge Variable Aggressive Growth Portfolio	Columbia Variable Portfolio – Seligman Global Technology Fund	Davis VA Financial Portfolio	Davis VA Real Estate Portfolio	Dreyfus VIF Appreciation Portfolio
Assets:
Investments at Net Asset Value	$1,200	$872	$42,277	$260	$55
Total Assets	1,200	872	42,277	260	55

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets:	1,200	872	42,277	260	55

Net Assets:
Contracts in Accumulation Period	1,200	856	42,276	260	55
Contracts in Annuity Payment Period	—	16	1	—	—
Total Net Assets	$1,200	$872	$42,277	$260	$55

Investment Shares	53	49	3,660	20	2
Investments at Cost	$1,474	$933	$45,639	$242	$67

	Eaton Vance VT Floating-Rate Income Fund	Fidelity VIP Emerging Markets Portfolio	Fidelity VIP FundsManager 50% Portfolio	Fidelity VIP FundsManager 60% Portfolio	Fidelity VIP Mid Cap Portfolio
Assets:
Investments at Net Asset Value	$7,662	$4,333	$23,202	$86,245	$515
Total Assets	7,662	4,333	23,202	86,245	515

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets:	7,662	4,333	23,202	86,245	515

Net Assets:
Contracts in Accumulation Period	7,662	4,333	23,202	86,172	515
Contracts in Annuity Payment Period	—	—	—	73	—
Total Net Assets	$7,662	$4,333	$23,202	$86,245	$515

Investment Shares	859	435	1,993	8,455	18
Investments at Cost	$7,963	$4,720	$23,393	$94,338	$584

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Assets and Liabilities
December 31, 2018
(In thousands)

	Fidelity VIP Strategic Income Portfolio	Franklin Founding Funds Allocation VIP Fund	Franklin Income VIP Fund	Franklin Mutual Shares VIP Fund	Franklin Rising Dividends VIP Fund
Assets:
Investments at Net Asset Value	$2,007	$88,663	$1,037,495	$338,348	$194,815
Total Assets	2,007	88,663	1,037,495	338,348	194,815

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets:	2,007	88,663	1,037,495	338,348	194,815

Net Assets:
Contracts in Accumulation Period	2,007	88,663	1,036,898	337,947	194,255
Contracts in Annuity Payment Period	—	—	597	401	560
Total Net Assets	$2,007	$88,663	$1,037,495	$338,348	$194,815

Investment Shares	188	14,029	70,113	19,388	7,687
Investments at Cost	$2,126	$98,384	$1,066,281	$345,608	$154,187

	Franklin Strategic Income VIP Fund	Franklin U.S. Government Securities VIP Fund	Invesco V.I. American Value Fund	Invesco V.I. Balanced-Risk Allocation Fund	Ivy VIP Asset Strategy Portfolio
Assets:
Investments at Net Asset Value	$832	$221,290	$521	$924	$830
Total Assets	832	221,290	521	924	830

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets:	832	221,290	521	924	830

Net Assets:
Contracts in Accumulation Period	832	220,820	521	924	830
Contracts in Annuity Payment Period	—	470	—	—	—
Total Net Assets	$832	$221,290	$521	$924	$830

Investment Shares	81	18,685	38	99	100
Investments at Cost	$922	$237,307	$671	$1,164	$1,096

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Assets and Liabilities
December 31, 2018
(In thousands)

	Ivy VIP Energy Portfolio	Ivy VIP Growth Portfolio	Ivy VIP Mid Cap Growth Portfolio	Ivy VIP Natural Resources Portfolio	Ivy VIP Science and Technology Portfolio
Assets:
Investments at Net Asset Value	$298	$403	$410	$61	$1,257
Total Assets	298	403	410	61	1,257

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets:	298	403	410	61	1,257

Net Assets:
Contracts in Accumulation Period	298	403	410	61	1,257
Contracts in Annuity Payment Period	—	—	—	—	—
Total Net Assets	$298	$403	$410	$61	$1,257

Investment Shares	77	37	37	17	58
Investments at Cost	$495	$414	$375	$85	$1,395

	JPMorgan Insurance Trust Core Bond Portfolio	Lazard Retirement International Equity Portfolio	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	MFS VIT II International Value Portfolio	MFS VIT Total Return Bond Portfolio
Assets:
Investments at Net Asset Value	$19,933	$224	$2,951	$2,035	$31,518
Total Assets	19,933	224	2,951	2,035	31,518

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets:	19,933	224	2,951	2,035	31,518

Net Assets:
Contracts in Accumulation Period	19,933	224	2,951	2,035	31,518
Contracts in Annuity Payment Period	—	—	—	—	—
Total Net Assets	$19,933	$224	$2,951	$2,035	$31,518

Investment Shares	1,893	26	457	83	2,536
Investments at Cost	$20,376	$320	$3,660	$1,837	$32,756

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Assets and Liabilities
December 31, 2018
(In thousands)

	MFS VIT Utilities Portfolio	Oppenheimer Global Multi-Alternatives Fund/VA	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer International Growth Fund/VA	PIMCO VIT All Asset Portfolio
Assets:
Investments at Net Asset Value	$93	$97	$2,288	$1,724	$315,960
Total Assets	93	97	2,288	1,724	315,960

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets:	93	97	2,288	1,724	315,960

Net Assets:
Contracts in Accumulation Period	93	97	2,284	1,724	315,892
Contracts in Annuity Payment Period	—	—	4	—	68
Total Net Assets	$93	$97	$2,288	$1,724	$315,960

Investment Shares	3	10	491	813	31,819
Investments at Cost	$96	$102	$2,611	$1,993	$340,597

	PIMCO VIT Balanced Allocation Portfolio	PIMCO VIT CommodityRealReturn Strategy Portfolio	PIMCO VIT Dynamic Bond Portfolio	PIMCO VIT Emerging Markets Bond Portfolio	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)
Assets:
Investments at Net Asset Value	$74,432	$39,993	$187,198	$105,980	$55,781
Total Assets	74,432	39,993	187,198	105,980	55,781

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets:	74,432	39,993	187,198	105,980	55,781

Net Assets:
Contracts in Accumulation Period	74,428	39,991	187,198	105,980	55,736
Contracts in Annuity Payment Period	4	2	—	—	45
Total Net Assets	$74,432	$39,993	$187,198	$105,980	$55,781

Investment Shares	8,516	6,643	18,087	8,824	5,090
Investments at Cost	$82,173	$77,263	$186,615	$116,682	$64,559

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Assets and Liabilities
December 31, 2018
(In thousands)

	PIMCO VIT Global Core Bond (Hedged) Portfolio	PIMCO VIT Global Multi-Asset Managed Allocation Portfolio	PIMCO VIT High Yield Portfolio	PIMCO VIT Long-Term U.S. Government Portfolio	PIMCO VIT Low Duration Portfolio
Assets:
Investments at Net Asset Value	$98,630	$134,729	$586,686	$774	$5,415
Total Assets	98,630	134,729	586,686	774	5,415

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets:	98,630	134,729	586,686	774	5,415

Net Assets:
Contracts in Accumulation Period	98,630	134,729	586,590	774	5,415
Contracts in Annuity Payment Period	—	—	96	—	—
Total Net Assets	$98,630	$134,729	$586,686	$774	$5,415

Investment Shares	10,481	12,315	80,589	67	537
Investments at Cost	$100,646	$149,877	$628,963	$770	$5,454

	PIMCO VIT Real Return Portfolio	PIMCO VIT StocksPLUS Global Portfolio	PIMCO VIT Total Return Portfolio	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	RCM Dynamic Multi-Asset Plus VIT Portfolio
Assets:
Investments at Net Asset Value	$311,183	$219,308	$881,868	$199	$21,702
Total Assets	311,183	219,308	881,868	199	21,702

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets:	311,183	219,308	881,868	199	21,702

Net Assets:
Contracts in Accumulation Period	311,142	219,198	881,755	199	21,702
Contracts in Annuity Payment Period	41	110	113	—	—
Total Net Assets	$311,183	$219,308	$881,868	$199	$21,702

Investment Shares	26,260	31,181	84,148	17	2,359
Investments at Cost	$345,800	$288,983	$930,025	$212	$23,442

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Assets and Liabilities
December 31, 2018
(In thousands)

	T. Rowe Price Blue Chip Growth Portfolio	T. Rowe Price Equity Income Portfolio	T. Rowe Price Health Sciences Portfolio	Templeton Global Bond VIP Fund	Templeton Growth VIP Fund
Assets:
Investments at Net Asset Value	$2,919	$1,438	$1,113	$616,889	$224,433
Total Assets	2,919	1,438	1,113	616,889	224,433

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—	—	—	—	—
Total Liabilities	—	—	—	—	—
Net Assets:	2,919	1,438	1,113	616,889	224,433

Net Assets:
Contracts in Accumulation Period	2,919	1,438	1,113	616,745	224,102
Contracts in Annuity Payment Period	—	—	—	144	331
Total Net Assets	$2,919	$1,438	$1,113	$616,889	$224,433

Investment Shares	98	62	29	36,616	18,305
Investments at Cost	$2,148	$1,699	$1,010	$656,783	$235,544

Total All Funds
Assets:
Investments at Net Asset Value	$21,583,002
Total Assets	21,583,002

Liabilities:
Accrued Mortality and Expense Risk and Administrative Charges	—
Total Liabilities	—
Net Assets:	21,583,002

Net Assets:
Contracts in Accumulation Period	21,573,754
Contracts in Annuity Payment Period	9,248
Total Net Assets	$21,583,002

Investment Shares	2,197,360
Investments at Cost	$22,255,417

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Operations
For the year or periods ended December 31, 2018
(In thousands)

	Allianz NFJ Dividend Value VIT Portfolio	AZL Balanced Index Strategy Fund	AZL DFA Five-Year Global Fixed Income Fund	AZL DFA Multi-Strategy Fund
	(A)
Investment Income:
Dividends Reinvested in Fund Shares	$96	$3,693	$55	$11,864

Expenses:
Mortality and Expense Risk and Administrative Charges	19	7,689	141	19,015
Investment Income (Loss), Net	77	(3,996)	(86)	(7,151)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	915	14,395	—	14,525
Realized Gains (Losses) on Sales of Investments, Net	(1,561)	7,002	4	1,730
Realized Gains (Losses) on Investments, Net	(646)	21,397	4	16,255
Net Change in Unrealized Appreciation
(Depreciation) on Investments	550	(41,678)	111	(82,413)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(96)	(20,281)	115	(66,158)
Net Increase (Decrease) in Net Assets From Operations	$(19)	$(24,277)	$29	$(73,309)

	AZL Enhanced Bond Index Fund	AZL Fidelity Institutional Asset Management Multi-Strategy Fund	AZL Fidelity Institutional Asset Management Total Bond Fund Class 1	AZL Fidelity Institutional Asset Management Total Bond Fund Class 2

Investment Income:
Dividends Reinvested in Fund Shares	$492	$6,993	$634	$4,964

Expenses:
Mortality and Expense Risk and Administrative Charges	332	5,554	292	3,274
Investment Income (Loss), Net	160	1,439	342	1,690
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	11,715	—	—
Realized Gains (Losses) on Sales of Investments, Net	(181)	5,397	(75)	(1,174)
Realized Gains (Losses) on Investments, Net	(181)	17,112	(75)	(1,174)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(430)	(29,374)	(782)	(6,359)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(611)	(12,262)	(857)	(7,533)
Net Increase (Decrease) in Net Assets From Operations	$(451)	$(10,823)	$(515)	$(5,843)
See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Operations
For the year or periods ended December 31, 2018
(In thousands)

	AZL Gateway Fund	AZL Government Money Market Fund	AZL International Index Fund Class 1	AZL International Index Fund Class 2

Investment Income:
Dividends Reinvested in Fund Shares	$914	$4,284	$4,551	$13,665

Expenses:
Mortality and Expense Risk and Administrative Charges	1,369	7,227	1,890	10,637
Investment Income (Loss), Net	(455)	(2,943)	2,661	3,028
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	—	2,022	6,669
Realized Gains (Losses) on Sales of Investments, Net	2,086	1	2,431	15,188
Realized Gains (Losses) on Investments, Net	2,086	1	4,453	21,857
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(6,367)	(1)	(24,474)	(108,509)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(4,281)	—	(20,021)	(86,652)
Net Increase (Decrease) in Net Assets From Operations	$(4,736)	$(2,943)	$(17,360)	$(83,624)

	AZL MetWest Total Return Bond Fund	AZL Mid Cap Index Fund Class 1	AZL Mid Cap Index Fund Class 2	AZL Moderate Index Strategy Fund

Investment Income:
Dividends Reinvested in Fund Shares	$470	$1,194	$4,606	$6,211

Expenses:
Mortality and Expense Risk and Administrative Charges	360	730	10,308	12,720
Investment Income (Loss), Net	110	464	(5,702)	(6,509)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	7,797	38,018	24,692
Realized Gains (Losses) on Sales of Investments, Net	(216)	445	18,714	(6,955)
Realized Gains (Losses) on Investments, Net	(216)	8,242	56,732	17,737
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(310)	(14,466)	(112,839)	(54,199)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(526)	(6,224)	(56,107)	(36,462)
Net Increase (Decrease) in Net Assets From Operations	$(416)	$(5,760)	$(61,809)	$(42,971)

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Operations
For the year or periods ended December 31, 2018
(In thousands)

	AZL Morgan Stanley Global Real Estate Fund Class 1	AZL Morgan Stanley Global Real Estate Fund Class 2	AZL MSCI Emerging Markets Equity Index Class 1	AZL MSCI Emerging Markets Equity Index Class 2

Investment Income:
Dividends Reinvested in Fund Shares	$911	$3,572	$366	$2,050

Expenses:
Mortality and Expense Risk and Administrative Charges	305	2,001	277	2,623
Investment Income (Loss), Net	606	1,571	89	(573)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	1,193	5,029	642	4,165
Realized Gains (Losses) on Sales of Investments, Net	(226)	(511)	931	3,916
Realized Gains (Losses) on Investments, Net	967	4,518	1,573	8,081
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(3,551)	(15,715)	(4,992)	(30,068)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(2,584)	(11,197)	(3,419)	(21,987)
Net Increase (Decrease) in Net Assets From Operations	$(1,978)	$(9,626)	$(3,330)	$(22,560)

	AZL MSCI Global Equity Index Fund	AZL MVP Balanced Index Strategy Fund	AZL MVP BlackRock Global Strategy Plus Fund	AZL MVP DFA Multi-Strategy Fund

Investment Income:
Dividends Reinvested in Fund Shares	$165	$2,293	$10,203	$615

Expenses:
Mortality and Expense Risk and Administrative Charges	105	4,131	10,327	1,170
Investment Income (Loss), Net	60	(1,838)	(124)	(555)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	6,714	3,762	1,156
Realized Gains (Losses) on Sales of Investments, Net	(3)	2,405	6,178	1,258
Realized Gains (Losses) on Investments, Net	(3)	9,119	9,940	2,414
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(858)	(23,812)	(60,266)	(8,414)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(861)	(14,693)	(50,326)	(6,000)
Net Increase (Decrease) in Net Assets From Operations	$(801)	$(16,531)	$(50,450)	$(6,555)

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Operations
For the year or periods ended December 31, 2018
(In thousands)

	AZL MVP Fidelity Institutional Asset Management Multi-Strategy Fund	AZL MVP Fusion Dynamic Balanced Fund	AZL MVP Fusion Dynamic Conservative Fund	AZL MVP Fusion Dynamic Moderate Fund

Investment Income:
Dividends Reinvested in Fund Shares	$7,607	$11,416	$3,135	$22,165

Expenses:
Mortality and Expense Risk and Administrative Charges	3,389	17,071	4,078	35,317
Investment Income (Loss), Net	4,218	(5,655)	(943)	(13,152)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	54,454	8,608	127,694
Realized Gains (Losses) on Sales of Investments, Net	178	4,191	224	18,206
Realized Gains (Losses) on Investments, Net	178	58,645	8,832	145,900
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(12,435)	(118,575)	(20,452)	(289,558)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(12,257)	(59,930)	(11,620)	(143,658)
Net Increase (Decrease) in Net Assets From Operations	$(8,039)	$(65,585)	$(12,563)	$(156,810)

	AZL MVP Growth Index Strategy Fund	AZL MVP Moderate Index Strategy Fund	AZL MVP T. Rowe Price Capital Appreciation Plus Fund	AZL Russell 1000 Growth Index Fund Class 1

Investment Income:
Dividends Reinvested in Fund Shares	$19,442	$4,078	$9,730	$822

Expenses:
Mortality and Expense Risk and Administrative Charges	40,385	6,928	14,734	761
Investment Income (Loss), Net	(20,943)	(2,850)	(5,004)	61
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	72,007	16,752	33,543	5,451
Realized Gains (Losses) on Sales of Investments, Net	30,457	5,320	11,963	968
Realized Gains (Losses) on Investments, Net	102,464	22,072	45,506	6,419
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(272,084)	(49,813)	(72,282)	(7,739)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(169,620)	(27,741)	(26,776)	(1,320)
Net Increase (Decrease) in Net Assets From Operations	$(190,563)	$(30,591)	$(31,780)	$(1,259)

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Operations
For the year or periods ended December 31, 2018
(In thousands)

	AZL Russell 1000 Growth Index Fund Class 2	AZL Russell 1000 Value Index Fund Class 1	AZL Russell 1000 Value Index Fund Class 2	AZL S&P 500 Index Fund

Investment Income:
Dividends Reinvested in Fund Shares	$5,789	$4,335	$8,984	$14,127

Expenses:
Mortality and Expense Risk and Administrative Charges	12,987	2,447	9,599	18,011
Investment Income (Loss), Net	(7,198)	1,888	(615)	(3,884)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	51,238	14,557	34,700	29,322
Realized Gains (Losses) on Sales of Investments, Net	27,959	714	4,755	52,810
Realized Gains (Losses) on Investments, Net	79,197	15,271	39,455	82,132
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(89,087)	(32,239)	(87,370)	(130,584)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(9,890)	(16,968)	(47,915)	(48,452)
Net Increase (Decrease) in Net Assets From Operations	$(17,088)	$(15,080)	$(48,530)	$(52,336)

	AZL Small Cap Stock Index Fund Class 1	AZL Small Cap Stock Index Fund Class 2	AZL T. Rowe Price Capital Appreciation Fund	BlackRock Equity Dividend V.I. Fund

Investment Income:
Dividends Reinvested in Fund Shares	$706	$4,619	$5,135	$25

Expenses:
Mortality and Expense Risk and Administrative Charges	968	11,270	11,739	4
Investment Income (Loss), Net	(262)	(6,651)	(6,604)	21
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	5,766	48,236	30,543	108
Realized Gains (Losses) on Sales of Investments, Net	1,318	22,095	25,798	14
Realized Gains (Losses) on Investments, Net	7,084	70,331	56,341	122
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(11,165)	(112,233)	(58,158)	(249)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(4,081)	(41,902)	(1,817)	(127)
Net Increase (Decrease) in Net Assets From Operations	$(4,343)	$(48,553)	$(8,421)	$(106)

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Operations
For the year or periods ended December 31, 2018
(In thousands)

	BlackRock Global Allocation V.I. Fund	ClearBridge Variable Aggressive Growth Portfolio	Columbia Variable Portfolio – Seligman Global Technology Fund	Davis VA Financial Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$10,726	$5	$—	$610

Expenses:
Mortality and Expense Risk and Administrative Charges	23,867	4	19	1,143
Investment Income (Loss), Net	(13,141)	1	(19)	(533)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	54,573	88	108	6,318
Realized Gains (Losses) on Sales of Investments, Net	10,709	—	13	1,977
Realized Gains (Losses) on Investments, Net	65,282	88	121	8,295
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(170,728)	(204)	(192)	(14,001)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(105,446)	(116)	(71)	(5,706)
Net Increase (Decrease) in Net Assets From Operations	$(118,587)	$(115)	$(90)	$(6,239)

	Davis VA Real Estate Portfolio	Dreyfus VIF Appreciation Portfolio	Eaton Vance VT Floating-Rate Income Fund	Fidelity VIP Emerging Markets Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$8	$1	$197	$27

Expenses:
Mortality and Expense Risk and Administrative Charges	5	—	16	13
Investment Income (Loss), Net	3	1	181	14
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	13	10	—	1
Realized Gains (Losses) on Sales of Investments, Net	9	(2)	5	22
Realized Gains (Losses) on Investments, Net	22	8	5	23
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(43)	(12)	(326)	(990)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(21)	(4)	(321)	(967)
Net Increase (Decrease) in Net Assets From Operations	$(18)	$(3)	$(140)	$(953)

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Operations
For the year or periods ended December 31, 2018
(In thousands)

	Fidelity VIP FundsManager 50% Portfolio	Fidelity VIP FundsManager 60% Portfolio	Fidelity VIP Mid Cap Portfolio	Fidelity VIP Strategic Income Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$323	$1,051	$7	$74

Expenses:
Mortality and Expense Risk and Administrative Charges	485	1,916	3	6
Investment Income (Loss), Net	(162)	(865)	4	68
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	2,123	12,307	353	4
Realized Gains (Losses) on Sales of Investments, Net	410	414	109	(1)
Realized Gains (Losses) on Investments, Net	2,533	12,721	462	3
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(4,184)	(19,626)	(573)	(134)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(1,651)	(6,905)	(111)	(131)
Net Increase (Decrease) in Net Assets From Operations	$(1,813)	$(7,770)	$(107)	$(63)

	Franklin Founding Funds Allocation VIP Fund	Franklin Income VIP Fund	Franklin Mutual Shares VIP Fund	Franklin Rising Dividends VIP Fund

Investment Income:
Dividends Reinvested in Fund Shares	$3,293	$57,899	$9,898	$3,094

Expenses:
Mortality and Expense Risk and Administrative Charges	2,477	20,357	8,112	4,049
Investment Income (Loss), Net	816	37,542	1,786	(955)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	2,579	—	15,128	13,844
Realized Gains (Losses) on Sales of Investments, Net	421	9,184	8,573	10,398
Realized Gains (Losses) on Investments, Net	3,000	9,184	23,701	24,242
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(16,011)	(113,071)	(67,966)	(37,116)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(13,011)	(103,887)	(44,265)	(12,874)
Net Increase (Decrease) in Net Assets From Operations	$(12,195)	$(66,345)	$(42,479)	$(13,829)

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Operations
For the year or periods ended December 31, 2018
(In thousands)

	Franklin Strategic Income VIP Fund	Franklin U.S. Government Securities VIP Fund	Invesco V.I. American Value Fund	Invesco V.I. Balanced-Risk Allocation Fund

Investment Income:
Dividends Reinvested in Fund Shares	$25	$6,661	$1	$13

Expenses:
Mortality and Expense Risk and Administrative Charges	3	4,236	2	3
Investment Income (Loss), Net	22	2,425	(1)	10
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	—	90	89
Realized Gains (Losses) on Sales of Investments, Net	(10)	(4,011)	7	(4)
Realized Gains (Losses) on Investments, Net	(10)	(4,011)	97	85
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(35)	(2,299)	(166)	(165)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(45)	(6,310)	(69)	(80)
Net Increase (Decrease) in Net Assets From Operations	$(23)	$(3,885)	$(70)	$(70)

	Ivy VIP Asset Strategy Portfolio	Ivy VIP Energy Portfolio	Ivy VIP Growth Portfolio	Ivy VIP Mid Cap Growth Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$17	$—	$—	$—

Expenses:
Mortality and Expense Risk and Administrative Charges	3	2	1	2
Investment Income (Loss), Net	14	(2)	(1)	(2)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	37	—	37	24
Realized Gains (Losses) on Sales of Investments, Net	(12)	(12)	—	20
Realized Gains (Losses) on Investments, Net	25	(12)	37	44
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(90)	(142)	(38)	(44)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(65)	(154)	(1)	—
Net Increase (Decrease) in Net Assets From Operations	$(51)	$(156)	$(2)	$(2)

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Operations
For the year or periods ended December 31, 2018
(In thousands)

	Ivy VIP Natural Resources Portfolio	Ivy VIP Science and Technology Portfolio	JPMorgan Insurance Trust Core Bond Portfolio	Lazard Retirement International Equity Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$—	$—	$403	$4

Expenses:
Mortality and Expense Risk and Administrative Charges	—	4	266	1
Investment Income (Loss), Net	—	(4)	137	3
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	192	30	13
Realized Gains (Losses) on Sales of Investments, Net	—	15	(133)	(2)
Realized Gains (Losses) on Investments, Net	—	207	(103)	11
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(17)	(269)	(303)	(51)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(17)	(62)	(406)	(40)
Net Increase (Decrease) in Net Assets From Operations	$(17)	$(66)	$(269)	$(37)

	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	MFS VIT II International Value Portfolio	MFS VIT Total Return Bond Portfolio	MFS VIT Utilities Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$1	$21	$919	$1

Expenses:
Mortality and Expense Risk and Administrative Charges	14	7	427	—
Investment Income (Loss), Net	(13)	14	492	1
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	465	26	—	—
Realized Gains (Losses) on Sales of Investments, Net	(258)	21	(346)	—
Realized Gains (Losses) on Investments, Net	207	47	(346)	—
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(843)	(293)	(919)	—
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(636)	(246)	(1,265)	—
Net Increase (Decrease) in Net Assets From Operations	$(649)	$(232)	$(773)	$1

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Operations
For the year or periods ended December 31, 2018
(In thousands)

	Oppenheimer Global Multi-Alternatives Fund/VA	Oppenheimer Global Strategic Income Fund/VA	Oppenheimer International Growth Fund/VA	PIMCO VIT All Asset Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	—	$130	$11	$11,191

Expenses:
Mortality and Expense Risk and Administrative Charges	—	50	5	6,318
Investment Income (Loss), Net	—	80	6	4,873
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	—	36	—
Realized Gains (Losses) on Sales of Investments, Net	—	(50)	(13)	(1,089)
Realized Gains (Losses) on Investments, Net	—	(50)	23	(1,089)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(3)	(198)	(418)	(29,361)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(3)	(248)	(395)	(30,450)
Net Increase (Decrease) in Net Assets From Operations	$(3)	$(168)	$(389)	$(25,577)

	PIMCO VIT Balanced Allocation Portfolio	PIMCO VIT CommodityRealReturn Strategy Portfolio	PIMCO VIT Dynamic Bond Portfolio	PIMCO VIT Emerging Markets Bond Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$1,068	$1,056	$5,812	$5,053

Expenses:
Mortality and Expense Risk and Administrative Charges	1,210	1,078	3,120	2,215
Investment Income (Loss), Net	(142)	(22)	2,692	2,838
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	9,578	—	—	—
Realized Gains (Losses) on Sales of Investments, Net	902	(9,264)	696	(2,157)
Realized Gains (Losses) on Investments, Net	10,480	(9,264)	696	(2,157)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(16,016)	1,378	(4,346)	(9,212)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(5,536)	(7,886)	(3,650)	(11,369)
Net Increase (Decrease) in Net Assets From Operations	$(5,678)	$(7,908)	$(958)	$(8,531)

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Operations
For the year or periods ended December 31, 2018
(In thousands)

	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)	PIMCO VIT Global Core Bond (Hedged) Portfolio	PIMCO VIT Global Multi-Asset Managed Allocation Portfolio	PIMCO VIT High Yield Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$3,913	$1,721	$2,630	$33,671

Expenses:
Mortality and Expense Risk and Administrative Charges	1,215	1,610	2,607	10,661
Investment Income (Loss), Net	2,698	111	23	23,010
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	166	—	11,299	—
Realized Gains (Losses) on Sales of Investments, Net	(1,116)	(437)	1,103	(2,846)
Realized Gains (Losses) on Investments, Net	(950)	(437)	12,402	(2,846)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(5,591)	(224)	(22,840)	(47,202)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(6,541)	(661)	(10,438)	(50,048)
Net Increase (Decrease) in Net Assets From Operations	$(3,843)	$(550)	$(10,415)	$(27,038)

	PIMCO VIT Long-Term U.S. Government Portfolio	PIMCO VIT Low Duration Portfolio	PIMCO VIT Real Return Portfolio	PIMCO VIT StocksPLUS Global Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$14	$48	$8,561	$4,108

Expenses:
Mortality and Expense Risk and Administrative Charges	10	7	5,939	5,456
Investment Income (Loss), Net	4	41	2,622	(1,348)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	3	—	—	37,436
Realized Gains (Losses) on Sales of Investments, Net	(79)	(15)	(7,054)	(3,353)
Realized Gains (Losses) on Investments, Net	(76)	(15)	(7,054)	34,083
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1	(20)	(9,398)	(65,109)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(75)	(35)	(16,452)	(31,026)
Net Increase (Decrease) in Net Assets From Operations	$(71)	$6	$(13,830)	$(32,374)

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Operations
For the year or periods ended December 31, 2018
(In thousands)

	PIMCO VIT Total Return Portfolio	QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	RCM Dynamic Multi-Asset Plus VIT Portfolio	T. Rowe Price Blue Chip Growth Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$24,026	$3	$316	$—

Expenses:
Mortality and Expense Risk and Administrative Charges	16,499	1	327	10
Investment Income (Loss), Net	7,527	2	(11)	(10)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	10,790	—	274	99
Realized Gains (Losses) on Sales of Investments, Net	(8,248)	—	(5)	162
Realized Gains (Losses) on Investments, Net	2,542	—	269	261
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(33,339)	(17)	(1,951)	(210)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(30,797)	(17)	(1,682)	51
Net Increase (Decrease) in Net Assets From Operations	$(23,270)	$(15)	$(1,693)	$41

	T. Rowe Price Equity Income Portfolio	T. Rowe Price Health Sciences Portfolio	Templeton Global Bond VIP Fund	Templeton Growth VIP Fund

Investment Income:
Dividends Reinvested in Fund Shares	$28	$—	$—	$5,873

Expenses:
Mortality and Expense Risk and Administrative Charges	5	4	10,911	5,402
Investment Income (Loss), Net	23	(4)	(10,911)	471
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	144	67	—	24,161
Realized Gains (Losses) on Sales of Investments, Net	1	42	(9,935)	7,840
Realized Gains (Losses) on Investments, Net	145	109	(9,935)	32,001
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(327)	(87)	23,319	(78,784)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(182)	22	13,384	(46,783)
Net Increase (Decrease) in Net Assets From Operations	$(159)	$18	$2,473	$(46,312)

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Operations
For the year or periods ended December 31, 2018
(In thousands)

Total All Funds

Investment Income:
Dividends Reinvested in Fund Shares	$411,488

Expenses:
Mortality and Expense Risk and Administrative Charges	434,287
Investment Income (Loss), Net	(22,799)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	878,893
Realized Gains (Losses) on Sales of Investments, Net	266,355
Realized Gains (Losses) on Investments, Net	1,145,248
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(2,744,045)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	(1,598,797)
Net Increase (Decrease) in Net Assets From Operations	$(1,621,596)

(A)	Fund terminated in 2018. See Footnote 1 for further details.

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the years or periods ended December 31, 2018 and 2017
(In thousands)

	Allianz NFJ Dividend Value VIT Portfolio		AZL Balanced Index Strategy Fund
	2018 (A)	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$77	$1,457	$(3,996)	$1,251
Realized Gains (Losses) on Investments, Net	(646)	(197)	21,397	27,973
Net Change in Unrealized Appreciation
(Depreciation) on Investments	550	(540)	(41,678)	7,661
Net Increase (Decrease) in Net Assets From Operations	(19)	720	(24,277)	36,885
Contract Transactions-All Products
Purchase Payments	1	344	578	1,040
Transfers Between Funds or (to) from General Account	(3,906)	(391)	8,001	13,410
Surrenders and Terminations	(528)	(469)	(39,466)	(38,100)
Rescissions	—	—	(1)	(2)
Bonus (Recapture)	—	7	7	3
Contract Maintenance Charge	—	(1)	(74)	(76)
Rider Charge	(9)	(34)	(2,818)	(2,984)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(4,442)	(544)	(33,773)	(26,709)
Increase (Decrease) in Net Assets	(4,461)	176	(58,050)	10,176
Net Assets at Beginning of Period	4,461	4,285	418,424	408,248
Net Assets at End of Period	$—	$4,461	$360,374	$418,424
Changes in Units
Issued	—	23	570	969
Redeemed	(270)	(50)	(2,776)	(2,800)
Net Increase (Decrease)	(270)	(27)	(2,206)	(1,831)

	AZL DFA Five-Year Global Fixed Income Fund		AZL DFA Multi-Strategy Fund
	2018	2017 (B)	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(86)	$(7)	$(7,151)	$(11,716)
Realized Gains (Losses) on Investments, Net	4	—	16,255	(9,484)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	111	(8)	(82,413)	131,677
Net Increase (Decrease) in Net Assets From Operations	29	(15)	(73,309)	110,477
Contract Transactions-All Products
Purchase Payments	240	302	1,783	4,284
Transfers Between Funds or (to) from General Account	10,384	3,197	(15,922)	(42)
Surrenders and Terminations	(856)	(35)	(111,390)	(88,048)
Rescissions	—	—	(1)	(5)
Bonus (Recapture)	2	—	20	15
Contract Maintenance Charge	(1)	—	(168)	(179)
Rider Charge	(53)	(2)	(12,421)	(13,234)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	9,716	3,462	(138,099)	(97,209)
Increase (Decrease) in Net Assets	9,745	3,447	(211,408)	13,268
Net Assets at Beginning of Period	3,447	—	1,097,107	1,083,839
Net Assets at End of Period	$13,192	$3,447	$885,699	$1,097,107
Changes in Units
Issued	1,102	355	100	314
Redeemed	(93)	(4)	(7,891)	(6,066)
Net Increase (Decrease)	1,009	351	(7,791)	(5,752)

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the years or periods ended December 31, 2018 and 2017
(In thousands)

	AZL Enhanced Bond Index Fund		AZL Fidelity Institutional Asset Management Multi-Strategy Fund
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$160	$(132)	$1,439	$(6,083)
Realized Gains (Losses) on Investments, Net	(181)	(169)	17,112	14,939
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(430)	656	(29,374)	21,506
Net Increase (Decrease) in Net Assets From Operations	(451)	355	(10,823)	30,362
Contract Transactions-All Products
Purchase Payments	1,105	937	1,415	1,169
Transfers Between Funds or (to) from General Account	3,822	(944)	(10,030)	(15,006)
Surrenders and Terminations	(2,750)	(1,898)	(33,282)	(28,854)
Rescissions	—	(126)	(4)	(12)
Bonus (Recapture)	—	9	8	7
Contract Maintenance Charge	(4)	(4)	(72)	(76)
Rider Charge	(290)	(291)	(4,681)	(5,042)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	1,883	(2,317)	(46,646)	(47,814)
Increase (Decrease) in Net Assets	1,432	(1,962)	(57,469)	(17,452)
Net Assets at Beginning of Period	22,581	24,543	337,012	354,464
Net Assets at End of Period	$24,013	$22,581	$279,543	$337,012
Changes in Units
Issued	445	85	98	83
Redeemed	(275)	(288)	(3,224)	(3,466)
Net Increase (Decrease)	170	(203)	(3,126)	(3,383)

	AZL Fidelity Institutional Asset Management Total Bond Fund Class 1		AZL Fidelity Institutional Asset Management Total Bond Fund Class 2
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$342	$226	$1,690	$1,021
Realized Gains (Losses) on Investments, Net	(75)	(11)	(1,174)	(21)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(782)	463	(6,359)	3,983
Net Increase (Decrease) in Net Assets From Operations	(515)	678	(5,843)	4,983
Contract Transactions-All Products
Purchase Payments	8	39	606	384
Transfers Between Funds or (to) from General Account	451	197	7,277	5,999
Surrenders and Terminations	(2,139)	(2,689)	(27,860)	(28,167)
Rescissions	—	—	—	(2)
Bonus (Recapture)	—	—	2	3
Contract Maintenance Charge	(8)	(9)	(43)	(48)
Rider Charge	—	—	(1,376)	(1,500)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(1,688)	(2,462)	(21,394)	(23,331)
Increase (Decrease) in Net Assets	(2,203)	(1,784)	(27,237)	(18,348)
Net Assets at Beginning of Period	21,481	23,265	193,944	212,292
Net Assets at End of Period	$19,278	$21,481	$166,707	$193,944
Changes in Units
Issued	55	59	780	611
Redeemed	(251)	(317)	(2,919)	(2,912)
Net Increase (Decrease)	(196)	(258)	(2,139)	(2,301)

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the years or periods ended December 31, 2018 and 2017
(In thousands)

	AZL Gateway Fund		AZL Government Money Market Fund
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(455)	$(707)	$(2,943)	$(8,539)
Realized Gains (Losses) on Investments, Net	2,086	2,207	1	22
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(6,367)	4,494	(1)	9
Net Increase (Decrease) in Net Assets From Operations	(4,736)	5,994	(2,943)	(8,508)
Contract Transactions-All Products
Purchase Payments	197	254	454,993	510,950
Transfers Between Funds or (to) from General Account	990	(2,321)	(310,556)	(503,399)
Surrenders and Terminations	(7,896)	(6,462)	(168,402)	(144,924)
Rescissions	—	—	(3,825)	(5,173)
Bonus (Recapture)	1	1	177	244
Contract Maintenance Charge	(13)	(13)	(152)	(172)
Rider Charge	(744)	(779)	(2,851)	(3,275)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(7,465)	(9,320)	(30,616)	(145,749)
Increase (Decrease) in Net Assets	(12,201)	(3,326)	(33,559)	(154,257)
Net Assets at Beginning of Period	79,227	82,553	463,873	618,130
Net Assets at End of Period	$67,026	$79,227	$430,314	$463,873
Changes in Units
Issued	112	20	36,329	40,908
Redeemed	(700)	(812)	(40,032)	(56,336)
Net Increase (Decrease)	(588)	(792)	(3,703)	(15,428)

	AZL International Index Fund Class 1		AZL International Index Fund Class 2
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$2,661	$(415)	$3,028	$(6,386)
Realized Gains (Losses) on Investments, Net	4,453	3,819	21,857	17,357
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(24,474)	22,173	(108,509)	102,639
Net Increase (Decrease) in Net Assets From Operations	(17,360)	25,577	(83,624)	113,610
Contract Transactions-All Products
Purchase Payments	123	—	1,658	1,960
Transfers Between Funds or (to) from General Account	(2,553)	(3,067)	(9,022)	(3,763)
Surrenders and Terminations	(12,027)	(14,033)	(63,225)	(64,550)
Rescissions	—	—	—	(39)
Bonus (Recapture)	—	—	11	9
Contract Maintenance Charge	(42)	(46)	(100)	(113)
Rider Charge	—	—	(909)	(1,072)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(14,499)	(17,146)	(71,587)	(67,568)
Increase (Decrease) in Net Assets	(31,859)	8,431	(155,211)	46,042
Net Assets at Beginning of Period	125,461	117,030	581,653	535,611
Net Assets at End of Period	$93,602	$125,461	$426,442	$581,653
Changes in Units
Issued	10	—	194	548
Redeemed	(1,237)	(1,501)	(6,136)	(6,286)
Net Increase (Decrease)	(1,227)	(1,501)	(5,942)	(5,738)

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the years or periods ended December 31, 2018 and 2017
(In thousands)

	AZL MetWest Total Return Bond Fund		AZL Mid Cap Index Fund Class 1
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$110	$23	$464	$(226)
Realized Gains (Losses) on Investments, Net	(216)	50	8,242	5,694
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(310)	290	(14,466)	1,351
Net Increase (Decrease) in Net Assets From Operations	(416)	363	(5,760)	6,819
Contract Transactions-All Products
Purchase Payments	276	1,257	62	82
Transfers Between Funds or (to) from General Account	5,637	2,403	(501)	(1,088)
Surrenders and Terminations	(3,325)	(1,575)	(3,998)	(4,212)
Rescissions	—	(381)	—	—
Bonus (Recapture)	3	17	—	—
Contract Maintenance Charge	(3)	(3)	(17)	(19)
Rider Charge	(306)	(299)	—	—
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	2,282	1,419	(4,454)	(5,237)
Increase (Decrease) in Net Assets	1,866	1,782	(10,214)	1,582
Net Assets at Beginning of Period	24,822	23,040	51,831	50,249
Net Assets at End of Period	$26,688	$24,822	$41,617	$51,831
Changes in Units
Issued	599	364	40	75
Redeemed	(367)	(225)	(448)	(585)
Net Increase (Decrease)	232	139	(408)	(510)

	AZL Mid Cap Index Fund Class 2		AZL Moderate Index Strategy Fund
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(5,702)	$(8,483)	$(6,509)	$1,026
Realized Gains (Losses) on Investments, Net	56,732	43,885	17,737	165,511
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(112,839)	37,495	(54,199)	(94,001)
Net Increase (Decrease) in Net Assets From Operations	(61,809)	72,897	(42,971)	72,536
Contract Transactions-All Products
Purchase Payments	2,054	2,092	1,763	2,017
Transfers Between Funds or (to) from General Account	(27,296)	(19,175)	(23,764)	13,710
Surrenders and Terminations	(65,798)	(63,254)	(71,349)	(61,088)
Rescissions	—	(36)	(4)	(2)
Bonus (Recapture)	61	63	14	18
Contract Maintenance Charge	(99)	(111)	(118)	(126)
Rider Charge	(1,481)	(1,735)	(6,065)	(6,402)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(92,559)	(82,156)	(99,523)	(51,873)
Increase (Decrease) in Net Assets	(154,368)	(9,259)	(142,494)	20,663
Net Assets at Beginning of Period	569,909	579,168	699,846	679,183
Net Assets at End of Period	$415,541	$569,909	$557,352	$699,846
Changes in Units
Issued	106	124	428	823
Redeemed	(4,525)	(4,390)	(5,634)	(3,695)
Net Increase (Decrease)	(4,419)	(4,266)	(5,206)	(2,872)

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the years or periods ended December 31, 2018 and 2017
(In thousands)

	AZL Morgan Stanley Global Real Estate Fund Class 1		AZL Morgan Stanley Global Real Estate Fund Class 2
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$606	$599	$1,571	$1,742
Realized Gains (Losses) on Investments, Net	967	1,929	4,518	9,472
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(3,551)	(594)	(15,715)	(3,442)
Net Increase (Decrease) in Net Assets From Operations	(1,978)	1,934	(9,626)	7,772
Contract Transactions-All Products
Purchase Payments	—	—	101	97
Transfers Between Funds or (to) from General Account	(525)	(1,017)	(4,091)	1,115
Surrenders and Terminations	(2,474)	(2,398)	(12,606)	(14,175)
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	—	—
Contract Maintenance Charge	(8)	(9)	(22)	(26)
Rider Charge	—	—	(32)	(38)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(3,007)	(3,424)	(16,650)	(13,027)
Increase (Decrease) in Net Assets	(4,985)	(1,490)	(26,276)	(5,255)
Net Assets at Beginning of Period	23,487	24,977	106,495	111,750
Net Assets at End of Period	$18,502	$23,487	$80,219	$106,495
Changes in Units
Issued	—	—	7	94
Redeemed	(285)	(330)	(1,405)	(1,203)
Net Increase (Decrease)	(285)	(330)	(1,398)	(1,109)

	AZL MSCI Emerging Markets Equity Index Class 1		AZL MSCI Emerging Markets Equity Index Class 2
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$89	$(176)	$(573)	$(2,209)
Realized Gains (Losses) on Investments, Net	1,573	1,608	8,081	6,521
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(4,992)	4,538	(30,068)	33,436
Net Increase (Decrease) in Net Assets From Operations	(3,330)	5,970	(22,560)	37,748
Contract Transactions-All Products
Purchase Payments	22	32	168	29
Transfers Between Funds or (to) from General Account	(753)	(274)	(2,372)	1,516
Surrenders and Terminations	(1,350)	(2,034)	(14,725)	(13,928)
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	1	—
Contract Maintenance Charge	(9)	(9)	(26)	(28)
Rider Charge	—	—	(88)	(113)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(2,090)	(2,285)	(17,042)	(12,524)
Increase (Decrease) in Net Assets	(5,420)	3,685	(39,602)	25,224
Net Assets at Beginning of Period	21,422	17,737	142,017	116,793
Net Assets at End of Period	$16,002	$21,422	$102,415	$142,017
Changes in Units
Issued	19	32	14	113
Redeemed	(210)	(256)	(1,495)	(1,305)
Net Increase (Decrease)	(191)	(224)	(1,481)	(1,192)

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the years or periods ended December 31, 2018 and 2017
(In thousands)

	AZL MSCI Global Equity Index Fund		AZL MVP Balanced Index Strategy Fund
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$60	$32	$(1,838)	$1,072
Realized Gains (Losses) on Investments, Net	(3)	12	9,119	15,167
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(858)	604	(23,812)	9,482
Net Increase (Decrease) in Net Assets From Operations	(801)	648	(16,531)	25,721
Contract Transactions-All Products
Purchase Payments	335	154	9,536	8,519
Transfers Between Funds or (to) from General Account	616	3,950	8,394	(3,537)
Surrenders and Terminations	(543)	(150)	(15,078)	(14,410)
Rescissions	—	—	(487)	(153)
Bonus (Recapture)	11	—	21	44
Contract Maintenance Charge	(1)	—	(57)	(55)
Rider Charge	(50)	(22)	(3,880)	(3,735)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	368	3,932	(1,551)	(13,327)
Increase (Decrease) in Net Assets	(433)	4,580	(18,082)	12,394
Net Assets at Beginning of Period	6,770	2,190	282,458	270,064
Net Assets at End of Period	$6,337	$6,770	$264,376	$282,458
Changes in Units
Issued	56	269	1,271	624
Redeemed	(39)	(12)	(1,404)	(1,657)
Net Increase (Decrease)	17	257	(133)	(1,033)

	AZL MVP BlackRock Global Strategy Plus Fund		AZL MVP DFA Multi-Strategy Fund
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(124)	$(7,898)	$(555)	$(627)
Realized Gains (Losses) on Investments, Net	9,940	6,228	2,414	1,108
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(60,266)	70,516	(8,414)	5,877
Net Increase (Decrease) in Net Assets From Operations	(50,450)	68,846	(6,555)	6,358
Contract Transactions-All Products
Purchase Payments	11,175	12,816	5,189	4,724
Transfers Between Funds or (to) from General Account	(8,483)	(22,123)	14,497	14,796
Surrenders and Terminations	(32,076)	(31,689)	(5,598)	(2,090)
Rescissions	(167)	(541)	(44)	(81)
Bonus (Recapture)	32	65	14	24
Contract Maintenance Charge	(141)	(145)	(12)	(9)
Rider Charge	(10,887)	(11,140)	(1,238)	(919)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(40,547)	(52,757)	12,808	16,445
Increase (Decrease) in Net Assets	(90,997)	16,089	6,253	22,803
Net Assets at Beginning of Period	736,643	720,554	72,747	49,944
Net Assets at End of Period	$645,646	$736,643	$79,000	$72,747
Changes in Units
Issued	876	1,039	1,752	1,837
Redeemed	(4,083)	(5,287)	(615)	(290)
Net Increase (Decrease)	(3,207)	(4,248)	1,137	1,547

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the years or periods ended December 31, 2018 and 2017
(In thousands)

	AZL MVP Fidelity Institutional Asset Management Multi-Strategy Fund		AZL MVP Fusion Dynamic Balanced Fund
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$4,218	$(302)	$(5,655)	$(1,351)
Realized Gains (Losses) on Investments, Net	178	(1,407)	58,645	102,844
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(12,435)	23,942	(118,575)	(3,389)
Net Increase (Decrease) in Net Assets From Operations	(8,039)	22,233	(65,585)	98,104
Contract Transactions-All Products
Purchase Payments	3,330	2,205	3,829	5,724
Transfers Between Funds or (to) from General Account	(6,914)	(21,969)	(14,218)	(4,901)
Surrenders and Terminations	(10,649)	(11,030)	(82,229)	(87,983)
Rescissions	(143)	(192)	(59)	(288)
Bonus (Recapture)	19	16	21	54
Contract Maintenance Charge	(49)	(53)	(210)	(222)
Rider Charge	(3,369)	(3,560)	(9,208)	(9,649)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(17,775)	(34,583)	(102,074)	(97,265)
Increase (Decrease) in Net Assets	(25,814)	(12,350)	(167,659)	839
Net Assets at Beginning of Period	242,510	254,860	1,004,139	1,003,300
Net Assets at End of Period	$216,696	$242,510	$836,480	$1,004,139
Changes in Units
Issued	270	188	244	381
Redeemed	(1,704)	(3,091)	(6,985)	(7,013)
Net Increase (Decrease)	(1,434)	(2,903)	(6,741)	(6,632)

	AZL MVP Fusion Dynamic Conservative Fund		AZL MVP Fusion Dynamic Moderate Fund
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(943)	$123	$(13,152)	$(4,427)
Realized Gains (Losses) on Investments, Net	8,832	11,557	145,900	196,414
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(20,452)	6,169	(289,558)	46,870
Net Increase (Decrease) in Net Assets From Operations	(12,563)	17,849	(156,810)	238,857
Contract Transactions-All Products
Purchase Payments	13,586	9,070	12,935	15,890
Transfers Between Funds or (to) from General Account	(283)	(8,256)	(31,545)	(44,982)
Surrenders and Terminations	(27,338)	(22,576)	(171,372)	(164,280)
Rescissions	(33)	(72)	(52)	(289)
Bonus (Recapture)	34	28	90	117
Contract Maintenance Charge	(47)	(49)	(438)	(466)
Rider Charge	(2,817)	(2,920)	(24,051)	(25,156)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(16,898)	(24,775)	(214,433)	(219,166)
Increase (Decrease) in Net Assets	(29,461)	(6,926)	(371,243)	19,691
Net Assets at Beginning of Period	244,361	251,287	2,113,272	2,093,581
Net Assets at End of Period	$214,900	$244,361	$1,742,029	$2,113,272
Changes in Units
Issued	945	646	834	1,081
Redeemed	(2,182)	(2,468)	(15,051)	(16,167)
Net Increase (Decrease)	(1,237)	(1,822)	(14,217)	(15,086)

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the years or periods ended December 31, 2018 and 2017
(In thousands)

	AZL MVP Growth Index Strategy Fund		AZL MVP Moderate Index Strategy Fund
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(20,943)	$(11,887)	$(2,850)	$1,007
Realized Gains (Losses) on Investments, Net	102,464	101,831	22,072	15,851
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(272,084)	195,240	(49,813)	35,032
Net Increase (Decrease) in Net Assets From Operations	(190,563)	285,184	(30,591)	51,890
Contract Transactions-All Products
Purchase Payments	43,552	42,106	10,659	9,604
Transfers Between Funds or (to) from General Account	118,539	181,151	(5,864)	(4,406)
Surrenders and Terminations	(152,155)	(133,401)	(23,407)	(21,377)
Rescissions	(392)	(1,011)	(116)	(336)
Bonus (Recapture)	177	179	77	72
Contract Maintenance Charge	(403)	(393)	(82)	(84)
Rider Charge	(24,544)	(21,628)	(6,828)	(6,732)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(15,226)	67,003	(25,561)	(23,259)
Increase (Decrease) in Net Assets	(205,789)	352,187	(56,152)	28,631
Net Assets at Beginning of Period	2,365,878	2,013,691	488,774	460,143
Net Assets at End of Period	$2,160,089	$2,365,878	$432,622	$488,774
Changes in Units
Issued	10,089	15,000	696	657
Redeemed	(11,319)	(10,671)	(2,346)	(2,256)
Net Increase (Decrease)	(1,230)	4,329	(1,650)	(1,599)

	AZL MVP T. Rowe Price Capital Appreciation Plus Fund		AZL Russell 1000 Growth Index Fund Class 1
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(5,004)	$(2,101)	$61	$(526)
Realized Gains (Losses) on Investments, Net	45,506	23,968	6,419	6,376
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(72,282)	83,026	(7,739)	5,986
Net Increase (Decrease) in Net Assets From Operations	(31,780)	104,893	(1,259)	11,836
Contract Transactions-All Products
Purchase Payments	35,906	36,222	77	143
Transfers Between Funds or (to) from General Account	45,634	84,849	(992)	(1,125)
Surrenders and Terminations	(53,879)	(41,766)	(4,123)	(4,806)
Rescissions	(190)	(886)	—	—
Bonus (Recapture)	174	180	—	—
Contract Maintenance Charge	(142)	(134)	(19)	(20)
Rider Charge	(15,839)	(14,150)	—	—
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	11,664	64,315	(5,057)	(5,808)
Increase (Decrease) in Net Assets	(20,116)	169,208	(6,316)	6,028
Net Assets at Beginning of Period	975,914	806,706	51,623	45,595
Net Assets at End of Period	$955,798	$975,914	$45,307	$51,623
Changes in Units
Issued	5,948	9,515	59	128
Redeemed	(5,156)	(4,449)	(505)	(739)
Net Increase (Decrease)	792	5,066	(446)	(611)

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the years or periods ended December 31, 2018 and 2017
(In thousands)

	AZL Russell 1000 Growth Index Fund Class 2		AZL Russell 1000 Value Index Fund Class 1
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(7,198)	$(11,262)	$1,888	$(1,118)
Realized Gains (Losses) on Investments, Net	79,197	73,640	15,271	21,959
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(89,087)	90,162	(32,239)	(2,287)
Net Increase (Decrease) in Net Assets From Operations	(17,088)	152,540	(15,080)	18,554
Contract Transactions-All Products
Purchase Payments	2,525	2,172	265	252
Transfers Between Funds or (to) from General Account	(35,905)	(20,448)	(2,853)	(3,096)
Surrenders and Terminations	(82,235)	(72,744)	(16,533)	(16,566)
Rescissions	—	(22)	—	—
Bonus (Recapture)	80	37	—	—
Contract Maintenance Charge	(126)	(134)	(51)	(58)
Rider Charge	(1,285)	(1,441)	—	—
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(116,946)	(92,580)	(19,172)	(19,468)
Increase (Decrease) in Net Assets	(134,034)	59,960	(34,252)	(914)
Net Assets at Beginning of Period	674,397	614,437	169,571	170,485
Net Assets at End of Period	$540,363	$674,397	$135,319	$169,571
Changes in Units
Issued	119	348	140	231
Redeemed	(4,995)	(4,647)	(1,910)	(2,534)
Net Increase (Decrease)	(4,876)	(4,299)	(1,770)	(2,303)

	AZL Russell 1000 Value Index Fund Class 2		AZL S&P 500 Index Fund
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(615)	$(6,965)	$(3,884)	$(9,721)
Realized Gains (Losses) on Investments, Net	39,455	59,998	82,132	83,062
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(87,370)	1,731	(130,584)	95,739
Net Increase (Decrease) in Net Assets From Operations	(48,530)	54,764	(52,336)	169,080
Contract Transactions-All Products
Purchase Payments	1,335	2,013	4,262	4,986
Transfers Between Funds or (to) from General Account	(20,509)	(8,310)	(52,831)	(29,299)
Surrenders and Terminations	(63,867)	(63,339)	(110,735)	(109,581)
Rescissions	—	(23)	—	(220)
Bonus (Recapture)	21	37	90	60
Contract Maintenance Charge	(99)	(114)	(172)	(191)
Rider Charge	(704)	(805)	(1,768)	(2,036)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(83,823)	(70,541)	(161,154)	(136,281)
Increase (Decrease) in Net Assets	(132,353)	(15,777)	(213,490)	32,799
Net Assets at Beginning of Period	530,578	546,355	985,017	952,218
Net Assets at End of Period	$398,225	$530,578	$771,527	$985,017
Changes in Units
Issued	133	400	290	331
Redeemed	(4,765)	(4,356)	(9,426)	(8,982)
Net Increase (Decrease)	(4,632)	(3,956)	(9,136)	(8,651)

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the years or periods ended December 31, 2018 and 2017
(In thousands)

	AZL Small Cap Stock Index Fund Class 1		AZL Small Cap Stock Index Fund Class 2
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(262)	$(635)	$(6,651)	$(8,881)
Realized Gains (Losses) on Investments, Net	7,084	5,334	70,331	55,474
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(11,165)	585	(112,233)	8,729
Net Increase (Decrease) in Net Assets From Operations	(4,343)	5,284	(48,553)	55,322
Contract Transactions-All Products
Purchase Payments	22	8	2,479	2,029
Transfers Between Funds or (to) from General Account	(1,238)	(1,207)	(21,926)	(11,325)
Surrenders and Terminations	(6,300)	(5,316)	(68,149)	(69,672)
Rescissions	—	—	—	(1)
Bonus (Recapture)	—	—	67	57
Contract Maintenance Charge	(12)	(14)	(98)	(107)
Rider Charge	—	—	(345)	(403)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(7,528)	(6,529)	(87,972)	(79,422)
Increase (Decrease) in Net Assets	(11,871)	(1,245)	(136,525)	(24,100)
Net Assets at Beginning of Period	52,401	53,646	562,093	586,193
Net Assets at End of Period	$40,530	$52,401	$425,568	$562,093
Changes in Units
Issued	8	7	124	132
Redeemed	(589)	(584)	(4,472)	(4,560)
Net Increase (Decrease)	(581)	(577)	(4,348)	(4,428)

	AZL T. Rowe Price Capital Appreciation Fund		BlackRock Equity Dividend V.I. Fund
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(6,604)	$(3,971)	$21	$14
Realized Gains (Losses) on Investments, Net	56,341	42,478	122	115
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(58,158)	27,346	(249)	42
Net Increase (Decrease) in Net Assets From Operations	(8,421)	65,853	(106)	171
Contract Transactions-All Products
Purchase Payments	2,967	3,157	—	—
Transfers Between Funds or (to) from General Account	3,418	41,488	431	120
Surrenders and Terminations	(63,093)	(59,862)	—	(420)
Rescissions	—	(42)	—	—
Bonus (Recapture)	20	32	—	—
Contract Maintenance Charge	(102)	(109)	—	—
Rider Charge	(629)	(712)	—	—
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(57,419)	(16,048)	431	(300)
Increase (Decrease) in Net Assets	(65,840)	49,805	325	(129)
Net Assets at Beginning of Period	574,307	524,502	1,044	1,173
Net Assets at End of Period	$508,467	$574,307	$1,369	$1,044
Changes in Units
Issued	554	3,025	21	6
Redeemed	(3,517)	(3,559)	—	(21)
Net Increase (Decrease)	(2,963)	(534)	21	(15)

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the years or periods ended December 31, 2018 and 2017
(In thousands)

	BlackRock Global Allocation V.I. Fund		ClearBridge Variable Aggressive Growth Portfolio
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(13,141)	$(8,227)	$1	$(1)
Realized Gains (Losses) on Investments, Net	65,282	24,471	88	71
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(170,728)	148,166	(204)	135
Net Increase (Decrease) in Net Assets From Operations	(118,587)	164,410	(115)	205
Contract Transactions-All Products
Purchase Payments	1,958	2,976	95	—
Transfers Between Funds or (to) from General Account	(44,840)	(65,161)	(28)	(172)
Surrenders and Terminations	(134,144)	(115,637)	(34)	(196)
Rescissions	(10)	(15)	—	—
Bonus (Recapture)	7	23	—	—
Contract Maintenance Charge	(284)	(314)	—	—
Rider Charge	(17,327)	(19,176)	—	—
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(194,640)	(197,304)	33	(368)
Increase (Decrease) in Net Assets	(313,227)	(32,894)	(82)	(163)
Net Assets at Beginning of Period	1,448,787	1,481,681	1,282	1,445
Net Assets at End of Period	$1,135,560	$1,448,787	$1,200	$1,282
Changes in Units
Issued	156	243	4	—
Redeemed	(15,399)	(16,187)	(3)	(16)
Net Increase (Decrease)	(15,243)	(15,944)	1	(16)

	Columbia Variable Portfolio – Seligman Global Technology Fund		Davis VA Financial Portfolio
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(19)	$(18)	$(533)	$(761)
Realized Gains (Losses) on Investments, Net	121	304	8,295	6,814
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(192)	6	(14,001)	3,215
Net Increase (Decrease) in Net Assets From Operations	(90)	292	(6,239)	9,268
Contract Transactions-All Products
Purchase Payments	—	—	—	2
Transfers Between Funds or (to) from General Account	—	(30)	(2,210)	2,383
Surrenders and Terminations	(98)	(132)	(6,636)	(5,919)
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	—	—
Contract Maintenance Charge	—	—	(10)	(11)
Rider Charge	—	—	—	(1)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(98)	(162)	(8,856)	(3,546)
Increase (Decrease) in Net Assets	(188)	130	(15,095)	5,722
Net Assets at Beginning of Period	1,060	930	57,372	51,650
Net Assets at End of Period	$872	$1,060	$42,277	$57,372
Changes in Units
Issued	—	—	—	100
Redeemed	(5)	(9)	(380)	(281)
Net Increase (Decrease)	(5)	(9)	(380)	(181)
See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the years or periods ended December 31, 2018 and 2017
(In thousands)

	Davis VA Real Estate Portfolio		Dreyfus VIF Appreciation Portfolio
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$3	$(1)	$1	$1
Realized Gains (Losses) on Investments, Net	22	24	8	12
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(43)	(1)	(12)	11
Net Increase (Decrease) in Net Assets From Operations	(18)	22	(3)	24
Contract Transactions-All Products
Purchase Payments	—	—	—	—
Transfers Between Funds or (to) from General Account	—	—	—	(33)
Surrenders and Terminations	(46)	(73)	(33)	1
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	—	—
Contract Maintenance Charge	—	—	—	—
Rider Charge	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(46)	(73)	(33)	(32)
Increase (Decrease) in Net Assets	(64)	(51)	(36)	(8)
Net Assets at Beginning of Period	324	375	91	99
Net Assets at End of Period	$260	$324	$55	$91
Changes in Units
Issued	—	—	—	—
Redeemed	(1)	(2)	(2)	(1)
Net Increase (Decrease)	(1)	(2)	(2)	(1)

	Eaton Vance VT Floating-Rate Income Fund		Fidelity VIP Emerging Markets Portfolio
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$181	$163	$14	$6
Realized Gains (Losses) on Investments, Net	5	1	23	69
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(326)	4	(990)	651
Net Increase (Decrease) in Net Assets From Operations	(140)	168	(953)	726
Contract Transactions-All Products
Purchase Payments	—	4	—	3
Transfers Between Funds or (to) from General Account	2,814	391	2,547	984
Surrenders and Terminations	(760)	(91)	(16)	(202)
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	—	—
Contract Maintenance Charge	—	—	—	—
Rider Charge	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	2,054	304	2,531	785
Increase (Decrease) in Net Assets	1,914	472	1,578	1,511
Net Assets at Beginning of Period	5,748	5,276	2,755	1,244
Net Assets at End of Period	$7,662	$5,748	$4,333	$2,755
Changes in Units
Issued	162	24	203	91
Redeemed	(46)	(5)	(1)	(18)
Net Increase (Decrease)	116	19	202	73

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the years or periods ended December 31, 2018 and 2017
(In thousands)

	Fidelity VIP FundsManager 50% Portfolio		Fidelity VIP FundsManager 60% Portfolio
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(162)	$(226)	$(865)	$(946)
Realized Gains (Losses) on Investments, Net	2,533	961	12,721	4,074
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(4,184)	2,655	(19,626)	11,313
Net Increase (Decrease) in Net Assets From Operations	(1,813)	3,390	(7,770)	14,441
Contract Transactions-All Products
Purchase Payments	47	56	144	305
Transfers Between Funds or (to) from General Account	(1,533)	954	(6,078)	11,433
Surrenders and Terminations	(3,063)	(1,881)	(10,480)	(9,098)
Rescissions	(3)	—	(4)	—
Bonus (Recapture)	—	—	1	—
Contract Maintenance Charge	(5)	(6)	(17)	(18)
Rider Charge	(328)	(349)	(1,087)	(1,172)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(4,885)	(1,226)	(17,521)	1,450
Increase (Decrease) in Net Assets	(6,698)	2,164	(25,291)	15,891
Net Assets at Beginning of Period	29,900	27,736	111,536	95,645
Net Assets at End of Period	$23,202	$29,900	$86,245	$111,536
Changes in Units
Issued	3	85	10	936
Redeemed	(338)	(157)	(1,229)	(752)
Net Increase (Decrease)	(335)	(72)	(1,219)	184

	Fidelity VIP Mid Cap Portfolio		Fidelity VIP Strategic Income Portfolio
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$4	$7	$68	$47
Realized Gains (Losses) on Investments, Net	462	123	3	13
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(573)	500	(134)	58
Net Increase (Decrease) in Net Assets From Operations	(107)	630	(63)	118
Contract Transactions-All Products
Purchase Payments	—	—	4	5
Transfers Between Funds or (to) from General Account	(3,522)	1,418	326	82
Surrenders and Terminations	(10)	(45)	(32)	(84)
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	—	—
Contract Maintenance Charge	—	—	—	—
Rider Charge	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(3,532)	1,373	298	3
Increase (Decrease) in Net Assets	(3,639)	2,003	235	121
Net Assets at Beginning of Period	4,154	2,151	1,772	1,651
Net Assets at End of Period	$515	$4,154	$2,007	$1,772
Changes in Units
Issued	—	26	16	4
Redeemed	(56)	(1)	(2)	(4)
Net Increase (Decrease)	(56)	25	14	—

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the years or periods ended December 31, 2018 and 2017
(In thousands)

	Franklin Founding Funds Allocation VIP Fund		Franklin Income VIP Fund
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$816	$504	$37,542	$32,792
Realized Gains (Losses) on Investments, Net	3,000	5,663	9,184	10,283
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(16,011)	4,582	(113,071)	55,940
Net Increase (Decrease) in Net Assets From Operations	(12,195)	10,749	(66,345)	99,015
Contract Transactions-All Products
Purchase Payments	7	59	2,621	20,831
Transfers Between Funds or (to) from General Account	(3,135)	(3,773)	(69,998)	6,486
Surrenders and Terminations	(11,360)	(11,711)	(107,666)	(118,686)
Rescissions	—	—	(8)	(891)
Bonus (Recapture)	—	2	11	52
Contract Maintenance Charge	(24)	(26)	(253)	(275)
Rider Charge	(30)	(37)	(9,687)	(10,090)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(14,542)	(15,486)	(184,980)	(102,573)
Increase (Decrease) in Net Assets	(26,737)	(4,737)	(251,325)	(3,558)
Net Assets at Beginning of Period	115,400	120,137	1,288,820	1,292,378
Net Assets at End of Period	$88,663	$115,400	$1,037,495	$1,288,820
Changes in Units
Issued	1	5	357	585
Redeemed	(1,275)	(1,384)	(3,274)	(2,527)
Net Increase (Decrease)	(1,274)	(1,379)	(2,917)	(1,942)

	Franklin Mutual Shares VIP Fund		Franklin Rising Dividends VIP Fund
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$1,786	$1,647	$(955)	$(338)
Realized Gains (Losses) on Investments, Net	23,701	32,145	24,242	18,485
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(67,966)	(4,376)	(37,116)	22,471
Net Increase (Decrease) in Net Assets From Operations	(42,479)	29,416	(13,829)	40,618
Contract Transactions-All Products
Purchase Payments	242	2,328	300	167
Transfers Between Funds or (to) from General Account	(22,885)	(1,544)	(6,655)	(2,436)
Surrenders and Terminations	(53,055)	(59,874)	(28,600)	(28,374)
Rescissions	—	—	—	—
Bonus (Recapture)	—	47	—	—
Contract Maintenance Charge	(98)	(115)	(54)	(61)
Rider Charge	(520)	(613)	—	—
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(76,316)	(59,771)	(35,009)	(30,704)
Increase (Decrease) in Net Assets	(118,795)	(30,355)	(48,838)	9,914
Net Assets at Beginning of Period	457,143	487,498	243,653	233,739
Net Assets at End of Period	$338,348	$457,143	$194,815	$243,653
Changes in Units
Issued	111	431	89	63
Redeemed	(2,761)	(2,666)	(677)	(616)
Net Increase (Decrease)	(2,650)	(2,235)	(588)	(553)

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the years or periods ended December 31, 2018 and 2017
(In thousands)

	Franklin Strategic Income VIP Fund		Franklin U.S. Government Securities VIP Fund
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$22	$25	$2,425	$2,672
Realized Gains (Losses) on Investments, Net	(10)	(10)	(4,011)	(3,297)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(35)	25	(2,299)	(367)
Net Increase (Decrease) in Net Assets From Operations	(23)	40	(3,885)	(992)
Contract Transactions-All Products
Purchase Payments	—	—	310	581
Transfers Between Funds or (to) from General Account	(64)	79	(7,965)	(13,128)
Surrenders and Terminations	(49)	(109)	(28,248)	(33,475)
Rescissions	—	—	—	(1)
Bonus (Recapture)	—	—	2	8
Contract Maintenance Charge	—	—	(78)	(92)
Rider Charge	—	—	(1,409)	(1,626)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(113)	(30)	(37,388)	(47,733)
Increase (Decrease) in Net Assets	(136)	10	(41,273)	(48,725)
Net Assets at Beginning of Period	968	958	262,563	311,288
Net Assets at End of Period	$832	$968	$221,290	$262,563
Changes in Units
Issued	—	3	19	28
Redeemed	(4)	(4)	(1,464)	(1,840)
Net Increase (Decrease)	(4)	(1)	(1,445)	(1,812)

	Invesco V.I. American Value Fund		Invesco V.I. Balanced-Risk Allocation Fund
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(1)	$2	$10	$35
Realized Gains (Losses) on Investments, Net	97	3	85	43
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(166)	46	(165)	13
Net Increase (Decrease) in Net Assets From Operations	(70)	51	(70)	91
Contract Transactions-All Products
Purchase Payments	80	9	—	—
Transfers Between Funds or (to) from General Account	(11)	(29)	—	44
Surrenders and Terminations	—	(161)	(21)	(137)
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	—	—
Contract Maintenance Charge	—	—	—	—
Rider Charge	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	69	(181)	(21)	(93)
Increase (Decrease) in Net Assets	(1)	(130)	(91)	(2)
Net Assets at Beginning of Period	522	652	1,015	1,017
Net Assets at End of Period	$521	$522	$924	$1,015
Changes in Units
Issued	2	—	—	2
Redeemed	—	(5)	(1)	(7)
Net Increase (Decrease)	2	(5)	(1)	(5)

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the years or periods ended December 31, 2018 and 2017
(In thousands)

	Ivy VIP Asset Strategy Portfolio		Ivy VIP Energy Portfolio
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$14	$12	$(2)	$3
Realized Gains (Losses) on Investments, Net	25	(236)	(12)	(6)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(90)	400	(142)	(47)
Net Increase (Decrease) in Net Assets From Operations	(51)	176	(156)	(50)
Contract Transactions-All Products
Purchase Payments	—	—	—	—
Transfers Between Funds or (to) from General Account	—	(620)	(40)	79
Surrenders and Terminations	(57)	(102)	(94)	(45)
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	—	—
Contract Maintenance Charge	—	—	—	—
Rider Charge	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(57)	(722)	(134)	34
Increase (Decrease) in Net Assets	(108)	(546)	(290)	(16)
Net Assets at Beginning of Period	938	1,484	588	604
Net Assets at End of Period	$830	$938	$298	$588
Changes in Units
Issued	—	—	—	9
Redeemed	(1)	(13)	(11)	(4)
Net Increase (Decrease)	(1)	(13)	(11)	5

	Ivy VIP Growth Portfolio		Ivy VIP Mid Cap Growth Portfolio
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(1)	$—	$(2)	$(1)
Realized Gains (Losses) on Investments, Net	37	24	44	15
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(38)	46	(44)	101
Net Increase (Decrease) in Net Assets From Operations	(2)	70	(2)	115
Contract Transactions-All Products
Purchase Payments	—	—	—	—
Transfers Between Funds or (to) from General Account	95	—	(14)	31
Surrenders and Terminations	(2)	(2)	(127)	(31)
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	—	—
Contract Maintenance Charge	—	—	—	—
Rider Charge	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	93	(2)	(141)	—
Increase (Decrease) in Net Assets	91	68	(143)	115
Net Assets at Beginning of Period	312	244	553	438
Net Assets at End of Period	$403	$312	$410	$553
Changes in Units
Issued	1	—	—	1
Redeemed	—	—	(4)	(1)
Net Increase (Decrease)	1	—	(4)	—

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the years or periods ended December 31, 2018 and 2017
(In thousands)

	Ivy VIP Natural Resources Portfolio		Ivy VIP Science and Technology Portfolio
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$—	$(4)	$(4)
Realized Gains (Losses) on Investments, Net	—	(6)	207	132
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(17)	7	(269)	253
Net Increase (Decrease) in Net Assets From Operations	(17)	1	(66)	381
Contract Transactions-All Products
Purchase Payments	—	—	—	—
Transfers Between Funds or (to) from General Account	5	2	(80)	(120)
Surrenders and Terminations	(1)	(41)	(31)	(79)
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	—	—
Contract Maintenance Charge	—	—	—	—
Rider Charge	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	4	(39)	(111)	(199)
Increase (Decrease) in Net Assets	(13)	(38)	(177)	182
Net Assets at Beginning of Period	74	112	1,434	1,252
Net Assets at End of Period	$61	$74	$1,257	$1,434
Changes in Units
Issued	—	—	—	—
Redeemed	—	(3)	—	(2)
Net Increase (Decrease)	—	(3)	—	(2)

	JPMorgan Insurance Trust Core Bond Portfolio		Lazard Retirement International Equity Portfolio
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$137	$147	$3	$6
Realized Gains (Losses) on Investments, Net	(103)	(58)	11	63
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(303)	195	(51)	(11)
Net Increase (Decrease) in Net Assets From Operations	(269)	284	(37)	58
Contract Transactions-All Products
Purchase Payments	249	322	—	—
Transfers Between Funds or (to) from General Account	4,713	2,444	1	48
Surrenders and Terminations	(2,130)	(1,268)	(11)	(81)
Rescissions	—	—	—	—
Bonus (Recapture)	3	1	—	—
Contract Maintenance Charge	(3)	(2)	—	—
Rider Charge	(196)	(164)	—	—
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	2,636	1,333	(10)	(33)
Increase (Decrease) in Net Assets	2,367	1,617	(47)	25
Net Assets at Beginning of Period	17,566	15,949	271	246
Net Assets at End of Period	$19,933	$17,566	$224	$271
Changes in Units
Issued	378	217	—	3
Redeemed	(184)	(112)	(1)	(4)
Net Increase (Decrease)	194	105	(1)	(1)

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the years or periods ended December 31, 2018 and 2017
(In thousands)

	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio		MFS VIT II International Value Portfolio
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(13)	$4	$14	$21
Realized Gains (Losses) on Investments, Net	207	409	47	40
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(843)	110	(293)	414
Net Increase (Decrease) in Net Assets From Operations	(649)	523	(232)	475
Contract Transactions-All Products
Purchase Payments	3	2	95	—
Transfers Between Funds or (to) from General Account	(770)	1,476	15	28
Surrenders and Terminations	(35)	(144)	(63)	(140)
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	—	—
Contract Maintenance Charge	—	—	—	—
Rider Charge	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(802)	1,334	47	(112)
Increase (Decrease) in Net Assets	(1,451)	1,857	(185)	363
Net Assets at Beginning of Period	4,402	2,545	2,220	1,857
Net Assets at End of Period	$2,951	$4,402	$2,035	$2,220
Changes in Units
Issued	—	35	6	2
Redeemed	(21)	(4)	(4)	(8)
Net Increase (Decrease)	(21)	31	2	(6)

	MFS VIT Total Return Bond Portfolio		MFS VIT Utilities Portfolio
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$492	$386	$1	$5
Realized Gains (Losses) on Investments, Net	(346)	(83)	—	(6)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(919)	324	—	21
Net Increase (Decrease) in Net Assets From Operations	(773)	627	1	20
Contract Transactions-All Products
Purchase Payments	932	341	—	—
Transfers Between Funds or (to) from General Account	7,953	5,868	(26)	(89)
Surrenders and Terminations	(3,663)	(2,070)	(6)	(1)
Rescissions	—	(10)	—	—
Bonus (Recapture)	12	1	—	—
Contract Maintenance Charge	(4)	(3)	—	—
Rider Charge	(327)	(253)	—	—
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	4,903	3,874	(32)	(90)
Increase (Decrease) in Net Assets	4,130	4,501	(31)	(70)
Net Assets at Beginning of Period	27,388	22,887	124	194
Net Assets at End of Period	$31,518	$27,388	$93	$124
Changes in Units
Issued	507	349	—	—
Redeemed	(230)	(129)	(1)	(3)
Net Increase (Decrease)	277	220	(1)	(3)

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the years or periods ended December 31, 2018 and 2017
(In thousands)

	Oppenheimer Global Multi-Alternatives Fund/VA		Oppenheimer Global Strategic Income Fund/VA
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$—	$80	$14
Realized Gains (Losses) on Investments, Net	—	(1)	(50)	(31)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(3)	—	(198)	165
Net Increase (Decrease) in Net Assets From Operations	(3)	(1)	(168)	148
Contract Transactions-All Products
Purchase Payments	—	—	—	—
Transfers Between Funds or (to) from General Account	72	(7)	(102)	(126)
Surrenders and Terminations	(2)	—	(344)	(816)
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	—	—
Contract Maintenance Charge	—	—	(1)	(1)
Rider Charge	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	70	(7)	(447)	(943)
Increase (Decrease) in Net Assets	67	(8)	(615)	(795)
Net Assets at Beginning of Period	30	38	2,903	3,698
Net Assets at End of Period	$97	$30	$2,288	$2,903
Changes in Units
Issued	7	—	—	—
Redeemed	—	(1)	(18)	(35)
Net Increase (Decrease)	7	(1)	(18)	(35)

	Oppenheimer International Growth Fund/VA		PIMCO VIT All Asset Portfolio
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$6	$12	$4,873	$11,399
Realized Gains (Losses) on Investments, Net	23	(4)	(1,089)	(594)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(418)	314	(29,361)	33,149
Net Increase (Decrease) in Net Assets From Operations	(389)	322	(25,577)	43,954
Contract Transactions-All Products
Purchase Payments	—	3	866	2,611
Transfers Between Funds or (to) from General Account	481	143	(16,925)	(5,852)
Surrenders and Terminations	—	(139)	(33,325)	(33,504)
Rescissions	—	—	(23)	(157)
Bonus (Recapture)	—	—	8	32
Contract Maintenance Charge	—	—	(87)	(95)
Rider Charge	—	—	(4,049)	(4,361)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	481	7	(53,535)	(41,326)
Increase (Decrease) in Net Assets	92	329	(79,112)	2,628
Net Assets at Beginning of Period	1,632	1,303	395,072	392,444
Net Assets at End of Period	$1,724	$1,632	$315,960	$395,072
Changes in Units
Issued	19	5	55	164
Redeemed	—	(6)	(3,256)	(2,669)
Net Increase (Decrease)	19	(1)	(3,201)	(2,505)

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the years or periods ended December 31, 2018 and 2017
(In thousands)

	PIMCO VIT Balanced Allocation Portfolio		PIMCO VIT CommodityRealReturn Strategy Portfolio
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(142)	$(644)	$(22)	$5,162
Realized Gains (Losses) on Investments, Net	10,480	565	(9,264)	(8,845)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(16,016)	10,539	1,378	3,638
Net Increase (Decrease) in Net Assets From Operations	(5,678)	10,460	(7,908)	(45)
Contract Transactions-All Products
Purchase Payments	426	1,133	24	59
Transfers Between Funds or (to) from General Account	(2,204)	(3,921)	(1,355)	2,736
Surrenders and Terminations	(4,815)	(3,393)	(6,289)	(6,663)
Rescissions	(2)	(10)	—	—
Bonus (Recapture)	6	8	—	—
Contract Maintenance Charge	(19)	(20)	(13)	(15)
Rider Charge	(1,159)	(1,214)	(66)	(81)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(7,767)	(7,417)	(7,699)	(3,964)
Increase (Decrease) in Net Assets	(13,445)	3,043	(15,607)	(4,009)
Net Assets at Beginning of Period	87,877	84,834	55,600	59,609
Net Assets at End of Period	$74,432	$87,877	$39,993	$55,600
Changes in Units
Issued	40	112	7	503
Redeemed	(762)	(831)	(1,329)	(1,165)
Net Increase (Decrease)	(722)	(719)	(1,322)	(662)

	PIMCO VIT Dynamic Bond Portfolio		PIMCO VIT Emerging Markets Bond Portfolio
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$2,692	$428	$2,838	$4,851
Realized Gains (Losses) on Investments, Net	696	547	(2,157)	(603)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(4,346)	6,586	(9,212)	7,185
Net Increase (Decrease) in Net Assets From Operations	(958)	7,561	(8,531)	11,433
Contract Transactions-All Products
Purchase Payments	104	728	59	138
Transfers Between Funds or (to) from General Account	(9,000)	7,993	552	82
Surrenders and Terminations	(20,180)	(16,411)	(23,967)	(20,808)
Rescissions	—	(6)	—	—
Bonus (Recapture)	1	3	—	1
Contract Maintenance Charge	(43)	(44)	(29)	(34)
Rider Charge	(2,483)	(2,628)	(1,158)	(1,362)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(31,601)	(10,365)	(24,543)	(21,983)
Increase (Decrease) in Net Assets	(32,559)	(2,804)	(33,074)	(10,550)
Net Assets at Beginning of Period	219,757	222,561	139,054	149,604
Net Assets at End of Period	$187,198	$219,757	$105,980	$139,054
Changes in Units
Issued	10	829	26	18
Redeemed	(2,982)	(1,828)	(1,421)	(1,233)
Net Increase (Decrease)	(2,972)	(999)	(1,395)	(1,215)

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the years or periods ended December 31, 2018 and 2017
(In thousands)

	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)		PIMCO VIT Global Core Bond (Hedged) Portfolio
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$2,698	$35	$111	$(111)
Realized Gains (Losses) on Investments, Net	(950)	(1,090)	(437)	(396)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(5,591)	5,894	(224)	2,920
Net Increase (Decrease) in Net Assets From Operations	(3,843)	4,839	(550)	2,413
Contract Transactions-All Products
Purchase Payments	27	57	1,277	691
Transfers Between Funds or (to) from General Account	(1,211)	2,500	11,894	10,667
Surrenders and Terminations	(10,601)	(10,195)	(10,371)	(6,647)
Rescissions	—	(5)	—	(40)
Bonus (Recapture)	1	1	21	6
Contract Maintenance Charge	(18)	(20)	(24)	(23)
Rider Charge	(429)	(500)	(1,251)	(1,157)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(12,231)	(8,162)	1,546	3,497
Increase (Decrease) in Net Assets	(16,074)	(3,323)	996	5,910
Net Assets at Beginning of Period	71,855	75,178	97,634	91,724
Net Assets at End of Period	$55,781	$71,855	$98,630	$97,634
Changes in Units
Issued	3	204	1,415	1,179
Redeemed	(961)	(846)	(1,228)	(833)
Net Increase (Decrease)	(958)	(642)	187	346

	PIMCO VIT Global Multi-Asset Managed Allocation Portfolio		PIMCO VIT High Yield Portfolio
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$23	$933	$23,010	$24,250
Realized Gains (Losses) on Investments, Net	12,402	195	(2,846)	1,944
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(22,840)	18,956	(47,202)	9,506
Net Increase (Decrease) in Net Assets From Operations	(10,415)	20,084	(27,038)	35,700
Contract Transactions-All Products
Purchase Payments	213	587	753	2,917
Transfers Between Funds or (to) from General Account	(7,850)	(6,356)	(14,788)	12,620
Surrenders and Terminations	(15,269)	(12,671)	(77,772)	(73,015)
Rescissions	(5)	(2)	(17)	(167)
Bonus (Recapture)	2	6	6	(44)
Contract Maintenance Charge	(41)	(45)	(149)	(163)
Rider Charge	(2,680)	(2,934)	(7,296)	(7,886)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(25,630)	(21,415)	(99,263)	(65,738)
Increase (Decrease) in Net Assets	(36,045)	(1,331)	(126,301)	(30,038)
Net Assets at Beginning of Period	170,774	172,105	712,987	743,025
Net Assets at End of Period	$134,729	$170,774	$586,686	$712,987
Changes in Units
Issued	18	54	37	674
Redeemed	(2,189)	(1,913)	(4,595)	(3,760)
Net Increase (Decrease)	(2,171)	(1,859)	(4,558)	(3,086)

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the years or periods ended December 31, 2018 and 2017
(In thousands)

	PIMCO VIT Long-Term U.S. Government Portfolio		PIMCO VIT Low Duration Portfolio
	2018	2017 (B)	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$4	$1	$41	$29
Realized Gains (Losses) on Investments, Net	(76)	19	(15)	(46)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1	3	(20)	44
Net Increase (Decrease) in Net Assets From Operations	(71)	23	6	27
Contract Transactions-All Products
Purchase Payments	13	(11)	74	2
Transfers Between Funds or (to) from General Account	577	340	3,455	(2,613)
Surrenders and Terminations	(66)	(27)	(337)	(320)
Rescissions	—	—	—	—
Bonus (Recapture)	1	—	—	—
Contract Maintenance Charge	—	—	—	—
Rider Charge	(4)	(1)	—	—
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	521	301	3,192	(2,931)
Increase (Decrease) in Net Assets	450	324	3,198	(2,904)
Net Assets at Beginning of Period	324	—	2,217	5,121
Net Assets at End of Period	$774	$324	$5,415	$2,217
Changes in Units
Issued	21	13	190	—
Redeemed	(3)	(1)	(18)	(159)
Net Increase (Decrease)	18	12	172	(159)

	PIMCO VIT Real Return Portfolio		PIMCO VIT StocksPLUS Global Portfolio
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$2,622	$2,614	$(1,348)	$3,850
Realized Gains (Losses) on Investments, Net	(7,054)	(4,998)	34,083	(5,827)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(9,398)	9,848	(65,109)	55,831
Net Increase (Decrease) in Net Assets From Operations	(13,830)	7,464	(32,374)	53,854
Contract Transactions-All Products
Purchase Payments	507	1,276	879	376
Transfers Between Funds or (to) from General Account	(8,037)	6,371	(9,414)	(6,852)
Surrenders and Terminations	(43,561)	(41,868)	(31,727)	(32,073)
Rescissions	(1)	(25)	—	(3)
Bonus (Recapture)	6	15	1	2
Contract Maintenance Charge	(94)	(104)	(63)	(70)
Rider Charge	(3,442)	(3,780)	(149)	(183)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(54,622)	(38,115)	(40,473)	(38,803)
Increase (Decrease) in Net Assets	(68,452)	(30,651)	(72,847)	15,051
Net Assets at Beginning of Period	379,635	410,286	292,155	277,104
Net Assets at End of Period	$311,183	$379,635	$219,308	$292,155
Changes in Units
Issued	42	546	236	153
Redeemed	(3,875)	(3,180)	(3,302)	(3,304)
Net Increase (Decrease)	(3,833)	(2,634)	(3,066)	(3,151)

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the years or periods ended December 31, 2018 and 2017
(In thousands)

	PIMCO VIT Total Return Portfolio		QS Legg Mason Dynamic Multi-Strategy VIT Portfolio
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$7,527	$3,008	$2	$1
Realized Gains (Losses) on Investments, Net	2,542	(3,700)	—	—
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(33,339)	33,139	(17)	14
Net Increase (Decrease) in Net Assets From Operations	(23,270)	32,447	(15)	15
Contract Transactions-All Products
Purchase Payments	3,848	5,801	8	—
Transfers Between Funds or (to) from General Account	14,905	34,705	144	(65)
Surrenders and Terminations	(122,687)	(112,216)	(3)	(87)
Rescissions	(154)	(98)	—	—
Bonus (Recapture)	52	128	—	—
Contract Maintenance Charge	(245)	(266)	—	—
Rider Charge	(8,717)	(9,277)	—	—
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(112,998)	(81,223)	149	(152)
Increase (Decrease) in Net Assets	(136,268)	(48,776)	134	(137)
Net Assets at Beginning of Period	1,018,136	1,066,912	65	202
Net Assets at End of Period	$881,868	$1,018,136	$199	$65
Changes in Units
Issued	923	2,058	11	—
Redeemed	(6,844)	(6,286)	(1)	(11)
Net Increase (Decrease)	(5,921)	(4,228)	10	(11)

	RCM Dynamic Multi-Asset Plus VIT Portfolio		T. Rowe Price Blue Chip Growth Portfolio
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(11)	$68	$(10)	$(8)
Realized Gains (Losses) on Investments, Net	269	1,594	261	195
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(1,951)	114	(210)	569
Net Increase (Decrease) in Net Assets From Operations	(1,693)	1,776	41	756
Contract Transactions-All Products
Purchase Payments	1,618	1,285	9	—
Transfers Between Funds or (to) from General Account	2,728	8,785	174	(118)
Surrenders and Terminations	(1,241)	(731)	—	(315)
Rescissions	(58)	(5)	—	—
Bonus (Recapture)	12	16	—	—
Contract Maintenance Charge	(4)	(3)	—	—
Rider Charge	(362)	(236)	—	—
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	2,693	9,111	183	(433)
Increase (Decrease) in Net Assets	1,000	10,887	224	323
Net Assets at Beginning of Period	20,702	9,815	2,695	2,372
Net Assets at End of Period	$21,702	$20,702	$2,919	$2,695
Changes in Units
Issued	423	1,001	4	—
Redeemed	(158)	(97)	—	(13)
Net Increase (Decrease)	265	904	4	(13)

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the years or periods ended December 31, 2018 and 2017
(In thousands)

	T. Rowe Price Equity Income Portfolio		T. Rowe Price Health Sciences Portfolio
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$23	$18	$(4)	$(4)
Realized Gains (Losses) on Investments, Net	145	167	109	79
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(327)	18	(87)	201
Net Increase (Decrease) in Net Assets From Operations	(159)	203	18	276
Contract Transactions-All Products
Purchase Payments	—	—	—	—
Transfers Between Funds or (to) from General Account	80	226	(104)	23
Surrenders and Terminations	(111)	(136)	(34)	(63)
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	—	—
Contract Maintenance Charge	—	—	—	—
Rider Charge	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(31)	90	(138)	(40)
Increase (Decrease) in Net Assets	(190)	293	(120)	236
Net Assets at Beginning of Period	1,628	1,335	1,233	997
Net Assets at End of Period	$1,438	$1,628	$1,113	$1,233
Changes in Units
Issued	3	8	—	1
Redeemed	(4)	(5)	(1)	(2)
Net Increase (Decrease)	(1)	3	(1)	(1)

	Templeton Global Bond VIP Fund		Templeton Growth VIP Fund
	2018	2017	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(10,911)	$(12,182)	$471	$(558)
Realized Gains (Losses) on Investments, Net	(9,935)	(6,926)	32,001	10,850
Net Change in Unrealized Appreciation
(Depreciation) on Investments	23,319	22,656	(78,784)	38,749
Net Increase (Decrease) in Net Assets From Operations	2,473	3,548	(46,312)	49,041
Contract Transactions-All Products
Purchase Payments	695	2,407	352	910
Transfers Between Funds or (to) from General Account	(15,483)	6,671	(14,030)	(8,973)
Surrenders and Terminations	(80,859)	(69,641)	(35,289)	(38,337)
Rescissions	(3)	(137)	—	(32)
Bonus (Recapture)	6	21	(1)	3
Contract Maintenance Charge	(175)	(191)	(81)	(92)
Rider Charge	(7,889)	(8,561)	(402)	(484)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(103,708)	(69,431)	(49,451)	(47,005)
Increase (Decrease) in Net Assets	(101,235)	(65,883)	(95,763)	2,036
Net Assets at Beginning of Period	718,124	784,007	320,196	318,160
Net Assets at End of Period	$616,889	$718,124	$224,433	$320,196
Changes in Units
Issued	25	182	195	350
Redeemed	(2,333)	(1,830)	(1,894)	(2,066)
Net Increase (Decrease)	(2,308)	(1,648)	(1,699)	(1,716)

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Statements of Changes in Net Assets
For the years or periods ended December 31, 2018 and 2017
(In thousands)

	Total All Funds
	2018	2017
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(22,799)	$(36,030)
Realized Gains (Losses) on Investments, Net	1,145,248	1,196,748
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(2,744,045)	1,482,086
Net Increase (Decrease) in Net Assets From Operations	(1,621,596)	2,642,804
Contract Transactions-All Products
Purchase Payments	649,956	738,024
Transfers Between Funds or (to) from General Account	(603,587)	(361,496)
Surrenders and Terminations	(2,544,226)	(2,383,915)
Rescissions	(5,806)	(11,539)
Bonus (Recapture)	1,413	1,730
Contract Maintenance Charge	(5,156)	(5,534)
Rider Charge	(214,013)	(219,934)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(2,721,419)	(2,242,664)
Increase (Decrease) in Net Assets	(4,343,015)	400,140
Net Assets at Beginning of Period	25,926,017	25,525,877
Net Assets at End of Period	$21,583,002	$25,926,017
Changes in Units
Issued	71,172	92,741
Redeemed	(225,785)	(235,009)
Net Increase (Decrease)	(154,613)	(142,268)

(A)	Fund terminated in 2018. See Footnote 1 for further details.
(B)	Fund commenced in 2017. See Footnote 1 for further details.

See accompanying notes to financial statements

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2018

(1) Organization
Allianz Life Variable Account B (Variable Account) is a segregated investment account of Allianz Life Insurance Company of North America (Allianz Life) and is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940 (as amended). Allianz Life applies the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) guidance of Topic 946, Financial Services - Investment Companies. The Variable Account was established on May 31, 1985, and commenced operations January 24, 1989. Accordingly, it is an accounting entity wherein all segregated account transactions are reflected.
The Variable Account's assets are the property of Allianz Life and are held for the benefit of the owners and other persons entitled to payments under variable annuity contracts issued through the Variable Account and underwritten by Allianz Life. The assets of the Variable Account are equal to the reserves and other liabilities of the Variable Account. These assets are not chargeable with liabilities that arise from any other business Allianz Life may conduct. Allianz Life products offered under the Variable Account are listed below. The products denoted with an asterisk are actively being marketed.

•	Allianz Alterity

•	Allianz Charter

•	Allianz Connections*

•	Allianz Custom Income

•	Allianz Dimensions

•	Allianz Elite

•	Allianz High Five

•	Allianz Index Advantage*

•	Allianz Retirement Advantage

•	Allianz Retirement Pro

•	Allianz Rewards

•	Allianz Valuemark

•	Allianz Vision*
The Variable Account's subaccounts are invested, at net asset values, in one or more of the funds (investment options) listed below in accordance with the selection made by the contractholder. The contractholder may have the option to invest in the fixed account, based on the product features. The liabilities of the fixed account are included in the General Account, which is not registered as an investment company under the 1940 Act. Not all funds listed below are available for all products. Some funds below have been closed to accepting new money. Generally, each multiple-class fund is presented on an aggregate basis. When mergers occur, the fund will generally be presented separately by class, to disclose which class received additional money. The funds and investment advisers are listed below:

Fund	Investment Adviser
AZL Balanced Index Strategy Fund †	Allianz Investment Management, LLC
AZL DFA Five-Year Global Fixed Income Fund *†	Allianz Investment Management, LLC
AZL DFA Multi-Strategy Fund †	Allianz Investment Management, LLC
AZL Enhanced Bond Index Fund *†	Allianz Investment Management, LLC
AZL Fidelity Institutional Asset Management Multi-Strategy Fund *†	Allianz Investment Management, LLC
AZL Fidelity Institutional Asset Management Total Bond Fund Class 1 †	Allianz Investment Management, LLC
AZL Fidelity Institutional Asset Management Total Bond Fund Class 2 *†	Allianz Investment Management, LLC
AZL Gateway Fund *†	Allianz Investment Management, LLC
AZL Government Money Market Fund *†	Allianz Investment Management, LLC
AZL International Index Fund Class 1 †	Allianz Investment Management, LLC
AZL International Index Fund Class 2 *†	Allianz Investment Management, LLC
AZL MetWest Total Return Bond Fund *†	Allianz Investment Management, LLC
AZL Mid Cap Index Fund Class 1 †	Allianz Investment Management, LLC
AZL Mid Cap Index Fund Class 2 *†	Allianz Investment Management, LLC
AZL Moderate Index Strategy Fund †	Allianz Investment Management, LLC
AZL Morgan Stanley Global Real Estate Fund Class 1 †	Allianz Investment Management, LLC
AZL Morgan Stanley Global Real Estate Fund Class 2 *†	Allianz Investment Management, LLC

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2018

Fund	Investment Adviser
AZL MSCI Emerging Markets Equity Index Class 1 †	Allianz Investment Management, LLC
AZL MSCI Emerging Markets Equity Index Class 2 *†	Allianz Investment Management, LLC
AZL MSCI Global Equity Index Fund *†	Allianz Investment Management, LLC
AZL MVP Balanced Index Strategy Fund †	Allianz Investment Management, LLC
AZL MVP BlackRock Global Strategy Plus Fund †	Allianz Investment Management, LLC
AZL MVP DFA Multi-Strategy Fund †	Allianz Investment Management, LLC
AZL MVP Fidelity Institutional Asset Management Multi-Strategy Fund †	Allianz Investment Management, LLC
AZL MVP Fusion Dynamic Balanced Fund †	Allianz Investment Management, LLC
AZL MVP Fusion Dynamic Conservative Fund †	Allianz Investment Management, LLC
AZL MVP Fusion Dynamic Moderate Fund †	Allianz Investment Management, LLC
AZL MVP Growth Index Strategy Fund †	Allianz Investment Management, LLC
AZL MVP Moderate Index Strategy Fund †	Allianz Investment Management, LLC
AZL MVP T. Rowe Price Capital Appreciation Plus Fund †	Allianz Investment Management, LLC
AZL Russell 1000 Growth Index Fund Class 1 †	Allianz Investment Management, LLC
AZL Russell 1000 Growth Index Fund Class 2 *†	Allianz Investment Management, LLC
AZL Russell 1000 Value Index Fund Class 1 †	Allianz Investment Management, LLC
AZL Russell 1000 Value Index Fund Class 2 *†	Allianz Investment Management, LLC
AZL S&P 500 Index Fund *†	Allianz Investment Management, LLC
AZL Small Cap Stock Index Fund Class 1 †	Allianz Investment Management, LLC
AZL Small Cap Stock Index Fund Class 2 *†	Allianz Investment Management, LLC
AZL T. Rowe Price Capital Appreciation Fund *†	Allianz Investment Management, LLC
BlackRock Equity Dividend V.I. Fund *	BlackRock Advisors, LLC
BlackRock Global Allocation V.I. Fund *	BlackRock Advisors, LLC
ClearBridge Variable Aggressive Growth Portfolio	Legg Mason Partners Fund Advisor, LLC
Columbia Variable Portfolio – Seligman Global Technology Fund	Columbia Management Investment Advisors, LLC
Davis VA Financial Portfolio	Davis Selected Advisers, L.P.
Davis VA Real Estate Portfolio	Davis Selected Advisers, L.P.
Dreyfus VIF Appreciation Portfolio *	The Dreyfus Corporation
Eaton Vance VT Floating-Rate Income Fund *	Eaton Vance Management
Fidelity VIP Emerging Markets Portfolio	Fidelity Management & Research Company
Fidelity VIP FundsManager 50% Portfolio *	FMR Co., Inc.
Fidelity VIP FundsManager 60% Portfolio *	FMR Co., Inc.
Fidelity VIP Mid Cap Portfolio	Fidelity Management & Research Company
Fidelity VIP Strategic Income Portfolio	Fidelity Management & Research Company
Franklin Founding Funds Allocation VIP Fund *	Franklin Templeton Services, LLC
Franklin Income VIP Fund *	Franklin Advisers, Inc.
Franklin Mutual Shares VIP Fund *	Franklin Mutual Advisers, LLC
Franklin Rising Dividends VIP Fund *	Franklin Advisers, Inc.
Franklin Strategic Income VIP Fund *	Franklin Advisers, Inc.
Franklin U.S. Government Securities VIP Fund *	Franklin Advisers, Inc.
Invesco V.I. American Value Fund *	Invesco Advisors, Inc.
Invesco V.I. Balanced-Risk Allocation Fund *	Invesco Advisors, Inc.

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2018

Fund	Investment Adviser
Ivy VIP Asset Strategy Portfolio *	Ivy Investment Management Company
Ivy VIP Energy Portfolio *	Ivy Investment Management Company
Ivy VIP Growth Portfolio *	Ivy Investment Management Company
Ivy VIP Mid Cap Growth Portfolio *	Ivy Investment Management Company
Ivy VIP Natural Resources Portfolio *	Ivy Investment Management Company
Ivy VIP Science and Technology Portfolio *	Ivy Investment Management Company
JPMorgan Insurance Trust Core Bond Portfolio *	J.P. Morgan Investment Management, Inc.
Lazard Retirement International Equity Portfolio *	Lazard Asset Management, LLC
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio *	Lazard Asset Management, LLC
MFS VIT II International Value Portfolio *	Massachusetts Financial Services Company
MFS VIT Total Return Bond Portfolio *	Massachusetts Financial Services Company
MFS VIT Utilities Portfolio *	Massachusetts Financial Services Company
Oppenheimer Global Multi-Alternatives Fund/VA *	OFI Global Asset Management, Inc.
Oppenheimer Global Strategic Income Fund/VA	OFI Global Asset Management, Inc.
Oppenheimer International Growth Fund/VA *	OFI Global Asset Management, Inc.
PIMCO VIT All Asset Portfolio *†	Pacific Investment Management Company, LLC
PIMCO VIT Balanced Allocation Portfolio *†	Pacific Investment Management Company, LLC
PIMCO VIT CommodityRealReturn Strategy Portfolio *†	Pacific Investment Management Company, LLC
PIMCO VIT Dynamic Bond Portfolio †	Pacific Investment Management Company, LLC
PIMCO VIT Emerging Markets Bond Portfolio *†	Pacific Investment Management Company, LLC
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) †	Pacific Investment Management Company, LLC
PIMCO VIT Global Core Bond (Hedged) Portfolio *†	Pacific Investment Management Company, LLC
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio *†	Pacific Investment Management Company, LLC
PIMCO VIT High Yield Portfolio *†	Pacific Investment Management Company, LLC
PIMCO VIT Long-Term U.S. Government Portfolio *†	Pacific Investment Management Company, LLC
PIMCO VIT Low Duration Portfolio *†	Pacific Investment Management Company, LLC
PIMCO VIT Real Return Portfolio *†	Pacific Investment Management Company, LLC
PIMCO VIT StocksPLUS Global Portfolio *†	Pacific Investment Management Company, LLC
PIMCO VIT Total Return Portfolio *†	Pacific Investment Management Company, LLC
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	Legg Mason Partners Fund Advisor, LLC
RCM Dynamic Multi-Asset Plus VIT Portfolio *†	Allianz Global Investors U.S., LLC
T. Rowe Price Blue Chip Growth Portfolio *	T. Rowe Price Associates, Inc.
T. Rowe Price Equity Income Portfolio *	T. Rowe Price Associates, Inc.
T. Rowe Price Health Sciences Portfolio *	T. Rowe Price Associates, Inc.
Templeton Global Bond VIP Fund *	Franklin Advisors, Inc.
Templeton Growth VIP Fund *	Templeton Global Advisors Limited

*	Fund contains share classes which assess 12b-1 fees.
†	The investment adviser of this fund is an affiliate of Allianz Life and is paid an investment management fee by the fund.

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2018

During the years ended December 31, 2018 and 2017, several funds changed their name as summarized with the effective date of the change in the following table:

Prior Fund Name	Current Fund Name	Effective Date
AZL Emerging Markets Equity Index Fund Class 1	AZL MSCI Emerging Markets Equity Index Class 1	May 1, 2017
AZL Emerging Markets Equity Index Fund Class 2	AZL MSCI Emerging Markets Equity Index Class 2	May 1, 2017
AZL Global Equity Index Fund	AZL MSCI Global Equity Index Fund	May 1, 2017
Ivy Funds VIP Asset Strategy Portfolio	Ivy VIP Asset Strategy Portfolio	May 1, 2017
Ivy Funds VIP Energy Portfolio	Ivy VIP Energy Portfolio	May 1, 2017
Ivy Funds VIP Growth Portfolio	Ivy VIP Growth Portfolio	May 1, 2017
Ivy Funds VIP Mid Cap Growth Portfolio	Ivy VIP Mid Cap Growth Portfolio	May 1, 2017
Ivy Funds VIP Science and Technology Portfolio	Ivy VIP Science and Technology Portfolio	May 1, 2017
PIMCO VIT Global Advantage Strategy Bond Portfolio	PIMCO VIT Global Core Bond (Hedged) Portfolio	May 1, 2017
PIMCO VIT Global Dividend Portfolio	PIMCO VIT StocksPLUS Global Portfolio	May 1, 2017
PIMCO VIT Global Multi-Asset Managed Volatility Portfolio	PIMCO VIT Balanced Allocation Portfolio	May 1, 2017
Ivy Funds VIP Global Natural Resources Portfolio	Ivy VIP Natural Resources Portfolio	October 16, 2017
AZL MVP Pyramis Multi-Strategy Fund	AZL MVP Fidelity Institutional Asset Management Multi-Strategy Fund	April 20, 2018
AZL Pyramis Multi-Strategy Fund	AZL Fidelity Institutional Asset Management Multi-Strategy Fund	April 20, 2018
AZL Pyramis Total Bond Fund Class 1	AZL Fidelity Institutional Asset Management Total Bond Fund Class 1	April 20, 2018
AZL Pyramis Total Bond Fund Class 2	AZL Fidelity Institutional Asset Management Total Bond Fund Class 2	April 20, 2018
PIMCO VIT Global Bond Portfolio	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)	July 30, 2018
PIMCO VIT Unconstrained Bond Portfolio	PIMCO VIT Dynamic Bond Portfolio	July 30, 2018

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2018

During the year ended December 31, 2018, the following fund was closed to new money. No funds were closed to new money during the year ended December 31, 2017.

Fund	Date Closed
Allianz NFJ Dividend Value VIT Portfolio	April 20, 2018
During the year ended December 31, 2017, the following funds were added as available options. No funds were added during the year ended December 31, 2018.

Fund	Date Opened
PIMCO VIT Long-Term U.S. Government Portfolio	May 1, 2017
AZL DFA Five-Year Global Fixed Income Fund	October 16, 2017
During the year ended December 31, 2018, the following fund was merged or replaced. No funds were merged or replaced during the year ended December 31, 2017.

Closed Fund	Receiving Fund	Date Merged
Allianz NFJ Dividend Value VIT Portfolio	AZL Russell 1000 Value Index Fund Class 2	April 20, 2018

(2) Significant Accounting Policies
Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments

Investment transactions are recorded by the Variable Account on the trade date. Investments of the Variable Account are valued each day the markets are open at fair value using net asset values provided by the investment advisers of the funds after the 4 PM Eastern Standard Time market close.

The Fair Value Measurement Topic of the Codification establishes a fair value hierarchy that prioritizes the inputs used in the valuation techniques to measure fair value.

Level 1 - Unadjusted quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date.

Level 2 – Valuations derived from techniques that utilize observable inputs, other than quoted prices included in Level 1, which are observable for the asset or liability either directly or indirectly, such as:
(a) Quoted prices for similar assets or liabilities in active markets.
(b) Quoted prices for identical or similar assets or liabilities in markets that are not active.
(c) Inputs other than quoted prices that are observable.
(d) Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3 - Valuations derived from techniques in which the significant inputs are unobservable. Level 3 fair values reflect the Variable Account’s own assumptions about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. As of December 31, 2018, all of the Variable Account’s investments are in funds for which quoted prices are available in an active market which the Variable Account has the ability to access. Therefore, all investments have been categorized as Level 1. There were

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2018

no transfers in and out of Level 1 and Level 2 fair value measurements. If any transfers were to occur, transfers into and/or out of Levels 1, 2 and 3 would be reported as of the end of the period. The characterization of the underlying securities held by the funds are accounted for on a trade-date basis and are in accordance with the Fair Value Measurements and Disclosures topic of the FASB ASC, which differs from the characterization of an investment in the fund.

Realized gains on investments include realized gain distributions received from the respective funds and gains on the sale of fund shares as determined by the average cost method. Realized gain distributions are reinvested in the respective funds. Dividend distributions received from the funds are reinvested in additional shares of the funds and are recorded as income to the Variable Account on the ex-dividend date.

Certain subaccounts invest in funds that invest in various forms of fixed income securities, including mortgage backed securities. These types of securities may present a variety of potential risks, including credit risk, extension and prepayment risk, and interest rate risk.

Recently Issued Accounting Pronouncements

Allianz Life evaluated all issued FASB accounting pronouncements and determined that no pronouncements were or will be impactful for current or future implementation within the Variable Account.

Contracts in Annuity Payment Period

Annuity reserves are computed for currently payable contracts according to the 1983 and 2000 Individual Annuity Mortality Tables using an assumed investment return (AIR) equal to the AIR of the specific contracts, either 3%, 5% or 7%. Charges to annuity reserves for mortality and risk expense are reimbursed to Allianz Life if the reserves required are less than originally estimated. If additional reserves are required, Allianz Life reimburses the Variable Account.

(3) Related Party Charges, Expenses and Fees
Under the terms of the contracts, certain charges, expenses and fees are incurred by the contracts to cover Allianz Life’s expenses in connection with the issuance and administration of the contracts. Following is a summary of these charges, expenses and fees for the period ended December 31, 2018:

Mortality and Expense Risk Charges
Allianz Life assumes mortality and expense risks related to the operations of the Variable Account. These charges range from 0.30% to 3.40% annually during the accumulation phase, or from 1.00% to 2.20% annually during the annuity phase for variable annuity payments. These charges are deducted on a daily basis and assessed against the daily net asset value of each fund. These charges are assessed either through a reduction in subaccount accumulation unit values during the accumulation phase, or a reduction in subaccount annuity unit values during the annuity phase for contractholders that selected variable annuity payments.

Administrative Charges
A charge to cover administrative expenses of the Variable Account may be deducted from the Variable Account, depending on the contract. This annual charge of 0.15% is calculated and assessed daily as a percentage of each fund’s net asset value. This charge is assessed through a reduction in subaccount accumulation unit values during the accumulation phase, or a reduction in subaccount annuity unit values during the annuity phase for contractholders that selected variable annuity payments.

Contract Maintenance Charges
For certain contracts, an annual contract maintenance charge of $30 to $50 may be deducted to cover ongoing administrative expenses. These charges are assessed through the redemption of subaccount accumulation units during the accumulation phase, or a redemption in subaccount annuity unit values during the annuity phase if variable annuity payments are selected or a reduction in fixed annuity payments.

Withdrawal Charges
For certain contracts, a withdrawal charge (sometimes called a contingent deferred sales charge) is imposed as a percentage, with a range of 1.0% to 8.5%, of each purchase payment if the contract is surrendered or a partial withdrawal is taken during the withdrawal charge period. For certain contracts, a commutation fee or withdrawal charge may also apply during the annuity phase if there are liquidations of variable annuity payments under certain annuity options. These commutation and withdrawal charges are imposed as a percentage, with a range of 1.0% to 8.0% of the amount liquidated. These charges are assessed through the redemption of subaccount accumulation units during the accumulation phase, or a redemption in subaccount annuity units during the annuity phase.

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2018

Rider Charges and Fees
For certain contracts, optional benefit riders are available for an additional charge to the contract owners. The rider charges are imposed as a percentage, with the range shown below, by type of rider:

•	Investment Protector: 1.05% to 1.35%

•	Income Protector: 1.00% to 1.75%

•	Income Focus: 1.30%

•	Maximum Anniversary Value Death Benefit: 0.20%

•	Income Benefit: 0.70%

The rider charges for these optional benefits vary based on a number of factors, such as the rider effective date. These charges are calculated as a percentage of the benefit’s guaranteed value and are assessed through the redemption of subaccount accumulation units.

Transfer Fee
A charge to cover transfers between available funds may be imposed, at a rate of up to $25 per transfer. These charges are assessed through the redemption of subaccount units.

Other Contract Charges
For certain contracts, there are additional fees, as described below.

•
Account Fee - Account fees vary by account and product and are imposed as a percentage of the account’s guaranteed value, which range from 0.80% to 1.15% and are assessed through the redemption of subaccount accumulation units.

•
Product Fee - ranges from 0.25% to 1.25% annually and are accrued on a daily basis as a percentage of the contract value on the prior quarterly contract anniversary adjusted for subsequent purchase payments and withdrawals and deducted from the contract value during the accumulation phase through the redemption of accumulation units.

•
Increased Annuity Payment Benefit charge - ranges from $0.95 to $9.97 per $100 of the basic annuity payment, depending on the annuitant's age and gender; the charge is assessed by a reduction in the annuity payments during the annuity phase.

•	Guaranteed Value Protection Benefits (GVP) charge will not be more than 5% of the contract anniversary value assessed through the redemption of subaccount accumulation units.

Additional details on the charges that are specific to each contractholder can be found in the respective product prospectus.
(4) Federal Income Taxes
Operations of the Variable Account form a part of Allianz Life, which is taxed as a life insurance company under the Internal Revenue Code (the Code). Under current law, no federal income taxes are payable with respect to the Variable Account. Under the principles set forth in Internal Revenue Service Ruling 81-225 and Section 817(h) of the Code and regulations thereunder, Allianz Life understands that it will be treated as owner of the assets invested in the Variable Account for federal income tax purposes, with the result that earnings and gains, if any, derived from those assets will not be included in an annuitant's gross income until amounts are received pursuant to an annuity.
(5) Purchases and Sales of Investments (In thousands)
The cost of purchases and proceeds from sales of investments for the year or periods ended December 31, 2018, are as follows:

	Cost of Purchases	Proceeds from Sales
Allianz NFJ Dividend Value VIT Portfolio	$1,076	$4,526
AZL Balanced Index Strategy Fund	47,902	71,275
AZL DFA Five-Year Global Fixed Income Fund	13,348	3,719
AZL DFA Multi-Strategy Fund	74,702	205,426
AZL Enhanced Bond Index Fund	8,581	6,538
AZL Fidelity Institutional Asset Management Multi-Strategy Fund	35,652	69,143
AZL Fidelity Institutional Asset Management Total Bond Fund Class 1	1,760	3,106
AZL Fidelity Institutional Asset Management Total Bond Fund Class 2	23,813	43,517
AZL Gateway Fund	12,323	20,244

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2018

	Cost of Purchases	Proceeds from Sales
AZL Government Money Market Fund	509,860	543,419
AZL International Index Fund Class 1	$6,955	$16,771
AZL International Index Fund Class 2	64,524	126,415
AZL MetWest Total Return Bond Fund	13,447	11,056
AZL Mid Cap Index Fund Class 1	9,060	5,253
AZL Mid Cap Index Fund Class 2	77,314	137,557
AZL Moderate Index Strategy Fund	66,835	148,175
AZL Morgan Stanley Global Real Estate Fund Class 1	2,144	3,353
AZL Morgan Stanley Global Real Estate Fund Class 2	13,405	23,455
AZL MSCI Emerging Markets Equity Index Class 1	1,040	2,399
AZL MSCI Emerging Markets Equity Index Class 2	20,378	33,828
AZL MSCI Global Equity Index Fund	4,935	4,507
AZL MVP Balanced Index Strategy Fund	39,076	35,750
AZL MVP BlackRock Global Strategy Plus Fund	26,720	63,629
AZL MVP DFA Multi-Strategy Fund	26,784	13,375
AZL MVP Fidelity Institutional Asset Management Multi-Strategy Fund	13,777	27,334
AZL MVP Fusion Dynamic Balanced Fund	96,262	149,539
AZL MVP Fusion Dynamic Conservative Fund	45,447	54,679
AZL MVP Fusion Dynamic Moderate Fund	204,476	304,367
AZL MVP Growth Index Strategy Fund	309,364	273,527
AZL MVP Moderate Index Strategy Fund	36,256	47,915
AZL MVP T. Rowe Price Capital Appreciation Plus Fund	132,627	92,424
AZL Russell 1000 Growth Index Fund Class 1	6,379	5,924
AZL Russell 1000 Growth Index Fund Class 2	91,906	164,812
AZL Russell 1000 Value Index Fund Class 1	19,314	22,042
AZL Russell 1000 Value Index Fund Class 2	65,952	115,690
AZL S&P 500 Index Fund	100,387	236,103
AZL Small Cap Stock Index Fund Class 1	6,561	8,586
AZL Small Cap Stock Index Fund Class 2	87,328	133,715
AZL T. Rowe Price Capital Appreciation Fund	106,619	140,100
BlackRock Equity Dividend V.I. Fund	709	149
BlackRock Global Allocation V.I. Fund	91,386	244,595
ClearBridge Variable Aggressive Growth Portfolio	202	80
Columbia Variable Portfolio – Seligman Global Technology Fund	108	117
Davis VA Financial Portfolio	9,153	12,223
Davis VA Real Estate Portfolio	21	51
Dreyfus VIF Appreciation Portfolio	10	32
Eaton Vance VT Floating-Rate Income Fund	4,729	2,494
Fidelity VIP Emerging Markets Portfolio	2,740	194
Fidelity VIP FundsManager 50% Portfolio	3,052	5,976

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2018

	Cost of Purchases	Proceeds from Sales
Fidelity VIP FundsManager 60% Portfolio	15,783	21,862
Fidelity VIP Mid Cap Portfolio	$396	$3,572
Fidelity VIP Strategic Income Portfolio	425	56
Franklin Founding Funds Allocation VIP Fund	20,480	31,626
Franklin Income VIP Fund	81,384	228,821
Franklin Mutual Shares VIP Fund	40,977	100,379
Franklin Rising Dividends VIP Fund	18,541	40,662
Franklin Strategic Income VIP Fund	25	116
Franklin U.S. Government Securities VIP Fund	16,646	51,608
Invesco V.I. American Value Fund	387	229
Invesco V.I. Balanced-Risk Allocation Fund	104	26
Ivy VIP Asset Strategy Portfolio	55	61
Ivy VIP Energy Portfolio	4	139
Ivy VIP Growth Portfolio	132	4
Ivy VIP Mid Cap Growth Portfolio	52	171
Ivy VIP Natural Resources Portfolio	6	1
Ivy VIP Science and Technology Portfolio	192	115
JPMorgan Insurance Trust Core Bond Portfolio	7,262	4,459
Lazard Retirement International Equity Portfolio	18	12
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	704	1,053
MFS VIT II International Value Portfolio	221	133
MFS VIT Total Return Bond Portfolio	14,670	9,275
MFS VIT Utilities Portfolio	1	32
Oppenheimer Global Multi-Alternatives Fund/VA	72	2
Oppenheimer Global Strategic Income Fund/VA	181	549
Oppenheimer International Growth Fund/VA	659	136
PIMCO VIT All Asset Portfolio	24,417	73,079
PIMCO VIT Balanced Allocation Portfolio	14,165	12,495
PIMCO VIT CommodityRealReturn Strategy Portfolio	8,279	16,002
PIMCO VIT Dynamic Bond Portfolio	20,106	49,014
PIMCO VIT Emerging Markets Bond Portfolio	10,042	31,747
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)	7,660	17,026
PIMCO VIT Global Core Bond (Hedged) Portfolio	24,170	22,512
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio	17,024	31,331
PIMCO VIT High Yield Portfolio	52,115	128,369
PIMCO VIT Long-Term U.S. Government Portfolio	2,590	2,063
PIMCO VIT Low Duration Portfolio	4,118	886
PIMCO VIT Real Return Portfolio	26,216	78,217
PIMCO VIT StocksPLUS Global Portfolio	56,860	61,245
PIMCO VIT Total Return Portfolio	99,962	194,643

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2018

	Cost of Purchases	Proceeds from Sales
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio	155	4
RCM Dynamic Multi-Asset Plus VIT Portfolio	$13,101	$10,145
T. Rowe Price Blue Chip Growth Portfolio	715	444
T. Rowe Price Equity Income Portfolio	469	332
T. Rowe Price Health Sciences Portfolio	110	186
Templeton Global Bond VIP Fund	23,369	137,988
Templeton Growth VIP Fund	43,937	68,755
(6) Financial Highlights
A summary of units outstanding (in thousands), unit values, net assets (in thousands), ratios, and total returns for variable annuity contracts is as follows:

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Balanced Index Strategy Fund
2018	25,146	$12.65	to	$15.42	$360,374	0.93%	1.00%	to	3.40%	(7.53)%	to	(5.46)%
2017	27,352	$13.67	to	$16.31	$418,424	2.22%	1.00%	to	3.40%	7.84%	to	10.24%
2016	29,183	$12.67	to	$14.79	$408,248	2.70%	1.00%	to	3.40%	3.24%	to	5.54%
2015	30,030	$12.38	to	$14.02	$401,551	1.04%	1.00%	to	3.40%	(3.29)%	to	(1.13)%
2014	29,729	$12.68	to	$14.32	$405,308	1.42%	1.00%	to	3.40%	2.67%	to	4.91%
AZL DFA Five-Year Global Fixed Income Fund
2018	1,360	$9.30	to	$10.25	$13,192	0.70%	—%	to	3.40%	(1.79)%	to	0.86%
2017⁶	351	$9.50	to	$9.93	$3,447	—%	—%	to	3.40%	(0.96)%	to	(0.63)%
AZL DFA Multi-Strategy Fund
2018	54,537	$14.22	to	$17.34	$885,699	1.16%	1.00%	to	3.40%	(9.02)%	to	(6.98)%
2017	62,328	$15.63	to	$18.64	$1,097,107	0.76%	1.00%	to	3.40%	8.99%	to	11.41%
2016	68,080	$14.33	to	$16.78	$1,083,839	—%	1.00%	to	3.40%	5.72%	to	8.08%
2015	76,962	$13.55	to	$15.85	$1,141,766	1.19%	1.00%	to	3.40%	(3.94)%	to	(1.80)%
2014	85,046	$14.10	to	$16.48	$1,293,924	1.20%	1.00%	to	3.40%	3.02%	to	5.31%
AZL Enhanced Bond Index Fund
2018	2,156	$10.59	to	$11.48	$24,013	2.16%	1.15%	to	2.05%	(2.56)%	to	(1.72)%
2017	1,986	$10.86	to	$11.68	$22,581	0.87%	1.15%	to	2.05%	0.97%	to	1.84%
2016	2,189	$10.72	to	$11.47	$24,543	2.23%	1.15%	to	2.05%	0.21%	to	1.12%
2015	881	$10.70	to	$11.34	$9,795	2.56%	1.15%	to	2.05%	(1.80)%	to	(0.90)%
2014²	171	$10.95	to	$11.45	$1,923	1.44%	1.15%	to	2.05%	1.59%	to	2.15%
AZL Fidelity Institutional Asset Management Multi-Strategy Fund
2018	19,593	$12.40	to	$19.48	$279,543	2.24%	0.30%	to	3.40%	(5.22)%	to	(2.32)%
2017	22,719	$13.08	to	$20.54	$337,012	—%	0.30%	to	3.40%	7.52%	to	10.78%
2016	26,102	$12.17	to	$19.08	$354,464	1.44%	0.30%	to	3.40%	3.06%	to	6.20%
2015	30,947	$11.81	to	$18.50	$401,045	4.04%	0.30%	to	3.40%	(8.53)%	to	(5.75)%
2014	33,703	$12.91	to	$20.20	$470,908	1.54%	0.30%	to	3.40%	(1.18)%	to	1.83%
AZL Fidelity Institutional Asset Management Total Bond Fund Class 1
2018	2,200	$9.63	to	$9.80	$19,278	3.14%	1.40%	to	2.20%	(3.17)%	to	(2.39)%
2017	2,396	$9.95	to	$10.04	$21,481	2.45%	1.40%	to	2.20%	2.28%	to	3.10%
2016⁴	2,654	$9.72	to	$9.74	$23,265	—%	1.40%	to	2.20%	(2.76)%	to	(2.59)%

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2018

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Fidelity Institutional Asset Management Total Bond Fund Class 2
2018	16,774	$9.03	to	$11.17	$166,707	2.77%	—%	to	3.40%	(4.53)%	to	(1.25)%
2017	18,913	$9.49	to	$11.32	$193,945	2.32%	—%	to	3.40%	0.90%	to	4.27%
2016	21,214	$9.38	to	$10.85	$212,292	2.20%	—%	to	3.40%	(3.08)%	to	5.19%
2015	4,399	$9.29	to	$10.18	$42,802	1.96%	0.30%	to	3.40%	(3.87)%	to	(1.19)%
2014	3,500	$9.66	to	$10.31	$34,914	1.69%	0.30%	to	3.40%	2.21%	to	5.06%
AZL Gateway Fund
2018	5,770	$10.39	to	$13.65	$67,026	1.23%	—%	to	3.40%	(7.76)%	to	(4.65)%
2017	6,358	$11.20	to	$14.32	$79,227	0.99%	—%	to	3.40%	6.02%	to	9.46%
2016	7,150	$10.60	to	$13.08	$82,553	1.94%	—%	to	3.40%	1.59%	to	4.84%
2015	6,956	$10.31	to	$12.48	$78,188	1.12%	—%	to	3.40%	(1.38)%	to	1.98%
2014	7,267	$10.53	to	$12.24	$81,620	1.15%	—%	to	3.40%	(0.16)%	to	3.09%
AZL Government Money Market Fund
2018	46,559	$6.76	to	$12.89	$430,314	1.00%	—%	to	3.40%	(2.28)%	to	1.01%
2017	50,262	$6.91	to	$12.76	$463,873	0.04%	—%	to	3.40%	(3.19)%	to	0.05%
2016	65,690	$7.42	to	$12.76	$618,130	—%	—%	to	3.40%	(3.14)%	to	0.01%
2015	69,828	$7.66	to	$12.76	$661,395	—%	—%	to	3.40%	(3.14)%	to	0.01%
2014	68,741	$7.63	to	$12.76	$658,723	—%	—%	to	3.40%	(3.24)%	to	0.01%
AZL International Index Fund Class 1
2018	8,927	$10.23	to	$10.59	$93,602	3.99%	1.15%	to	2.70%	(16.11)%	to	(14.79)%
2017	10,154	$12.19	to	$12.43	$125,461	1.31%	1.15%	to	2.70%	21.80%	to	23.69%
2016⁴	11,655	$10.01	to	$10.04	$117,030	—%	1.15%	to	2.70%	0.12%	to	0.45%
AZL International Index Fund Class 2
2018	40,672	$9.63	to	$15.49	$426,442	2.60%	—%	to	3.40%	(16.89)%	to	(14.04)%
2017	46,614	$11.58	to	$18.23	$581,653	0.90%	—%	to	3.40%	20.67%	to	24.77%
2016	52,352	$9.59	to	$14.78	$535,611	1.18%	—%	to	3.40%	(2.99)%	to	0.54%
2015	7,446	$9.88	to	$13.30	$81,043	4.03%	—%	to	3.40%	(4.64)%	to	(1.39)%
2014	7,074	$10.35	to	$13.93	$79,458	1.79%	—%	to	3.40%	(9.27)%	to	(6.18)%
AZL MetWest Total Return Bond Fund
2018	2,684	$9.74	to	$10.09	$26,688	1.96%	1.15%	to	2.05%	(2.20)%	to	(1.35)%
2017	2,452	$9.96	to	$10.23	$24,822	1.58%	1.15%	to	2.05%	1.10%	to	1.97%
2016	2,313	$9.84	to	$10.03	$23,040	1.26%	1.15%	to	2.05%	0.23%	to	1.14%
2015³	958	$9.82	to	$9.92	$9,468	0.12%	1.15%	to	2.05%	(3.02)%	to	(2.43)%
AZL Mid Cap Index Fund Class 1
2018	4,621	$10.72	to	$10.98	$41,617	2.38%	1.15%	to	2.55%	(12.95)%	to	(12.03)%
2017	5,029	$12.32	to	$12.48	$51,831	1.00%	1.15%	to	2.55%	13.56%	to	14.76%
2016⁴	5,539	$10.85	to	$10.87	$50,249	—%	1.15%	to	2.55%	8.49%	to	8.73%
AZL Mid Cap Index Fund Class 2
2018	23,184	$16.25	to	$28.06	$415,541	0.88%	—%	to	3.40%	(14.28)%	to	(11.35)%
2017	27,603	$18.92	to	$32.02	$569,909	0.46%	—%	to	3.40%	12.05%	to	15.85%
2016	31,869	$16.85	to	$27.96	$579,168	0.66%	—%	to	3.40%	8.37%	to	19.52%
2015	9,392	$14.55	to	$21.26	$147,814	1.09%	—%	to	3.40%	(5.83)%	to	(2.67)%
2014	9,600	$15.43	to	$22.56	$158,052	0.67%	—%	to	3.40%	5.66%	to	9.21%
AZL Moderate Index Strategy Fund
2018	31,485	$14.69	to	$22.81	$557,352	0.96%	0.30%	to	3.40%	(8.31)%	to	(5.46)%

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2018

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
2017	36,691	$16.01	to	$24.13	$699,846	2.10%	0.30%	to	3.40%	9.58%	to	12.96%
2016	39,563	$14.61	to	$21.36	$679,183	1.89%	0.30%	to	3.40%	5.27%	to	8.58%
2015	46,126	$13.86	to	$19.67	$742,366	2.11%	0.30%	to	3.40%	(5.73)%	to	(2.76)%
2014	49,158	$14.69	to	$20.23	$828,241	0.77%	0.30%	to	3.40%	4.87%	to	8.17%
AZL Morgan Stanley Global Real Estate Fund Class 1
2018	1,864	$9.69	to	$9.87	$18,502	4.30%	1.40%	to	2.20%	(9.93)%	to	(9.20)%
2017	2,149	$10.76	to	$10.87	$23,487	3.91%	1.40%	to	2.20%	7.61%	to	8.47%
2016⁴	2,479	$10.00	to	$10.02	$24,977	—%	1.40%	to	2.20%	0.03%	to	0.20%
AZL Morgan Stanley Global Real Estate Fund Class 2
2018	7,300	$9.44	to	$14.35	$80,219	3.72%	—%	to	3.40%	(11.11)%	to	(8.07)%
2017	8,698	$10.61	to	$15.60	$106,496	3.67%	—%	to	3.40%	6.17%	to	9.72%
2016	9,807	$10.00	to	$14.22	$111,750	1.21%	—%	to	3.40%	(0.48)%	to	3.14%
2015	5,679	$10.02	to	$13.79	$64,088	3.68%	—%	to	3.40%	(4.59)%	to	(1.34)%
2014	6,778	$10.50	to	$13.98	$79,181	0.95%	—%	to	3.40%	10.08%	to	13.77%
AZL MSCI Emerging Markets Equity Index Class 1
2018	1,795	$10.45	to	$11.48	$16,002	1.89%	1.40%	to	2.20%	(17.16)%	to	(16.49)%
2017	1,986	$12.62	to	$13.74	$21,422	0.55%	1.40%	to	2.20%	34.00%	to	35.07%
2016	2,210	$9.42	to	$10.17	$17,737	0.89%	1.40%	to	2.20%	7.81%	to	8.68%
2015	2,600	$8.73	to	$9.36	$19,025	1.30%	1.40%	to	2.20%	(14.59)%	to	(13.91)%
2014	2,931	$10.23	to	$10.87	$24,258	0.85%	1.40%	to	2.20%	(7.03)%	to	(6.28)%
AZL MSCI Emerging Markets Equity Index Class 2
2018	10,178	$8.51	to	$13.15	$102,415	1.63%	—%	to	3.40%	(18.26)%	to	(15.46)%
2017	11,659	$10.34	to	$15.55	$142,017	0.40%	—%	to	3.40%	32.14%	to	36.63%
2016	12,851	$7.78	to	$11.38	$116,793	0.59%	—%	to	3.40%	6.32%	to	9.89%
2015	14,576	$7.27	to	$10.36	$123,174	0.97%	—%	to	3.40%	(15.71)%	to	(12.88)%
2014	17,003	$8.57	to	$11.89	$168,550	0.58%	—%	to	3.40%	(8.29)%	to	(5.22)%
AZL MSCI Global Equity Index Fund
2018	437	$13.57	to	$16.10	$6,337	2.12%	0.30%	to	2.05%	(10.75)%	to	(9.21)%
2017	420	$15.20	to	$17.73	$6,770	2.14%	0.30%	to	2.05%	19.77%	to	21.81%
2016	163	$12.69	to	$14.56	$2,190	2.77%	0.30%	to	2.05%	(2.89)%	to	(1.23)%
2015	153	$13.07	to	$14.74	$2,117	3.25%	0.30%	to	2.05%	(14.30)%	to	(12.83)%
2014	74	$15.29	to	$16.90	$1,192	2.70%	0.30%	to	2.05%	(6.86)%	to	(5.54)%
AZL MVP Balanced Index Strategy Fund
2018	19,962	$11.73	to	$14.67	$264,376	0.81%	—%	to	3.40%	(7.47)%	to	(4.44)%
2017	20,095	$12.68	to	$15.35	$282,458	1.87%	—%	to	3.40%	5.35%	to	11.40%
2016	21,128	$11.67	to	$13.78	$270,065	2.20%	—%	to	3.40%	3.10%	to	6.61%
2015	18,320	$11.47	to	$12.93	$223,397	0.80%	—%	to	3.40%	(5.55)%	to	2.13%
2014	14,863	$12.21	to	$12.96	$184,352	1.01%	—%	to	2.05%	3.99%	to	6.09%
AZL MVP BlackRock Global Strategy Plus Fund
2018	53,792	$11.52	to	$12.27	$645,646	1.45%	1.15%	to	2.05%	(7.70)%	to	(6.85)%
2017	56,999	$12.48	to	$13.17	$736,643	0.38%	1.15%	to	2.05%	9.19%	to	10.18%
2016	61,247	$11.43	to	$11.95	$720,554	2.65%	1.15%	to	2.05%	1.33%	to	2.26%
2015	63,758	$11.28	to	$11.69	$735,684	1.14%	1.15%	to	2.05%	(3.49)%	to	(2.61)%
2014	61,669	$11.68	to	$12.00	$732,907	0.05%	1.15%	to	2.05%	(0.06)%	to	0.85%

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2018

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL MVP DFA Multi-Strategy Fund
2018	7,624	$10.14	to	$10.48	$79,000	0.77%	1.15%	to	2.05%	(8.14)%	to	(7.30)%
2017	6,487	$11.04	to	$11.31	$72,747	0.42%	1.15%	to	2.05%	10.27%	to	11.27%
2016	4,940	$10.01	to	$10.16	$49,944	—%	1.15%	to	2.05%	6.84%	to	7.81%
2015³	2,704	$9.37	to	$9.43	$25,429	—%	1.15%	to	2.05%	(6.31)%	to	(5.74)%
AZL MVP Fidelity Institutional Asset Management Multi-Strategy Fund
2018	18,055	$11.57	to	$12.25	$216,696	3.27%	1.15%	to	2.05%	(4.08)%	to	(3.25)%
2017	19,489	$12.06	to	$12.66	$242,510	1.32%	1.15%	to	2.05%	8.74%	to	9.67%
2016	22,392	$11.09	to	$11.55	$254,860	3.98%	1.15%	to	2.05%	(1.18)%	to	(0.33)%
2015	23,812	$11.22	to	$11.58	$272,765	1.46%	1.15%	to	2.05%	(8.07)%	to	(7.28)%
2014	21,620	$12.21	to	$12.49	$267,848	0.95%	1.15%	to	2.05%	0.31%	to	1.17%
AZL MVP Fusion Dynamic Balanced Fund
2018	58,795	$11.63	to	$17.53	$836,480	1.22%	0.30%	to	3.40%	(8.53)%	to	(5.69)%
2017	65,536	$12.71	to	$18.59	$1,004,139	1.67%	0.30%	to	3.40%	8.54%	to	11.89%
2016	72,168	$11.70	to	$16.62	$1,003,300	2.28%	0.30%	to	3.40%	2.38%	to	5.61%
2015	79,955	$11.42	to	$15.73	$1,067,933	1.32%	0.30%	to	3.40%	(5.04)%	to	(2.05)%
2014	85,074	$12.01	to	$16.06	$1,177,036	1.36%	0.30%	to	3.40%	1.09%	to	4.27%
AZL MVP Fusion Dynamic Conservative Fund
2018	16,017	$11.72	to	$15.31	$214,900	1.34%	0.30%	to	3.40%	(6.80)%	to	(4.04)%
2017	17,254	$12.57	to	$15.96	$244,361	1.80%	0.30%	to	3.40%	5.87%	to	8.98%
2016	19,076	$11.88	to	$14.64	$251,287	2.31%	0.30%	to	3.40%	2.00%	to	5.00%
2015	19,010	$11.69	to	$13.94	$241,855	1.38%	0.30%	to	3.40%	(3.85)%	to	(1.07)%
2014	18,790	$12.15	to	$14.09	$245,047	1.49%	0.30%	to	3.40%	1.56%	to	4.49%
AZL MVP Fusion Dynamic Moderate Fund
2018	123,837	$11.43	to	$17.23	$1,742,029	1.12%	0.30%	to	3.40%	(9.56)%	to	(6.74)%
2017	138,054	$12.63	to	$18.48	$2,113,272	1.56%	0.30%	to	3.40%	10.24%	to	13.64%
2016	153,140	$11.45	to	$16.26	$2,093,581	2.15%	0.30%	to	3.40%	1.22%	to	4.41%
2015	166,400	$11.30	to	$15.57	$2,210,354	1.25%	0.30%	to	3.40%	(5.39)%	to	(2.41)%
2014	179,002	$11.94	to	$15.96	$2,470,502	1.27%	0.30%	to	3.40%	0.75%	to	3.93%
AZL MVP Growth Index Strategy Fund
2018	148,195	$12.99	to	$16.41	$2,160,089	0.82%	—%	to	3.40%	(9.55)%	to	(6.45)%
2017	149,425	$14.36	to	$17.54	$2,365,878	1.15%	—%	to	3.40%	7.96%	to	15.96%
2016	145,096	$12.81	to	$15.13	$2,013,691	1.98%	—%	to	3.40%	3.24%	to	6.80%
2015	91,257	$12.50	to	$14.17	$1,218,754	0.86%	—%	to	3.40%	(6.99)%	to	3.44%
2014	71,733	$13.43	to	$14.28	$980,919	0.78%	—%	to	2.05%	4.31%	to	6.47%
AZL MVP Moderate Index Strategy Fund
2018	29,910	$13.87	to	$14.78	$432,622	0.86%	1.15%	to	2.05%	(7.19)%	to	(6.34)%
2017	31,560	$14.95	to	$15.78	$488,774	1.67%	1.15%	to	2.05%	10.92%	to	11.93%
2016	33,159	$13.48	to	$14.10	$460,143	2.21%	1.15%	to	2.05%	3.30%	to	4.24%
2015	34,549	$13.05	to	$13.52	$461,305	0.50%	1.15%	to	2.05%	(5.18)%	to	(4.31)%
2014	29,991	$13.76	to	$14.13	$419,756	0.38%	1.15%	to	2.05%	6.22%	to	7.19%
AZL MVP T. Rowe Price Capital Appreciation Plus Fund
2018	73,504	$12.64	to	$13.22	$955,798	0.98%	1.15%	to	2.05%	(3.68)%	to	(2.80)%
2017	72,712	$13.12	to	$13.60	$975,914	1.24%	1.15%	to	2.05%	11.90%	to	12.92%
2016	67,646	$11.73	to	$12.05	$806,706	1.56%	1.15%	to	2.05%	5.44%	to	6.40%

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2018

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
2015	53,064	$11.12	to	$11.32	$596,732	—%	1.15%	to	2.05%	2.04%	to	2.97%
2014¹	23,881	$10.90	to	$11.00	$261,656	0.25%	1.15%	to	2.05%	10.76%	to	11.69%
AZL Russell 1000 Growth Index Fund Class 1
2018	4,695	$12.41	to	$12.71	$45,307	1.58%	1.15%	to	2.55%	(4.01)%	to	(2.99)%
2017	5,141	$12.93	to	$13.10	$51,623	0.39%	1.15%	to	2.55%	26.39%	to	27.72%
2016⁴	5,752	$10.23	to	$10.25	$45,595	—%	1.15%	to	2.55%	2.32%	to	2.55%
AZL Russell 1000 Growth Index Fund Class 2
2018	25,179	$18.61	to	$27.80	$540,363	0.89%	—%	to	3.40%	(5.38)%	to	(2.14)%
2017	30,052	$19.67	to	$28.41	$674,397	0.26%	—%	to	3.40%	24.65%	to	28.89%
2016	34,351	$15.78	to	$22.04	$614,437	0.12%	—%	to	3.40%	2.04%	to	6.43%
2015	793	$17.77	to	$20.71	$14,988	1.08%	—%	to	2.05%	2.78%	to	4.86%
2014	412	$17.28	to	$19.75	$7,763	1.08%	—%	to	2.05%	10.77%	to	12.21%
AZL Russell 1000 Value Index Fund Class 1
2018	14,383	$10.54	to	$10.91	$135,319	2.75%	1.15%	to	2.70%	(10.95)%	to	(9.55)%
2017	16,153	$11.84	to	$12.06	$169,571	0.88%	1.15%	to	2.70%	10.36%	to	12.08%
2016⁴	18,456	$10.73	to	$10.76	$170,485	—%	1.15%	to	2.70%	7.28%	to	7.64%
AZL Russell 1000 Value Index Fund Class 2
2018	24,316	$14.43	to	$21.97	$398,225	1.85%	—%	to	3.40%	(11.74)%	to	(8.72)%
2017	28,948	$16.35	to	$24.07	$530,578	0.66%	—%	to	3.40%	9.30%	to	13.02%
2016	32,904	$14.89	to	$21.30	$546,356	0.19%	—%	to	3.40%	7.03%	to	16.15%
2015	647	$15.42	to	$18.34	$10,843	1.61%	—%	to	2.05%	(6.32)%	to	(4.42)%
2014	481	$16.46	to	$19.18	$8,628	1.69%	—%	to	2.05%	7.92%	to	12.59%
AZL S&P 500 Index Fund
2018	48,216	$13.30	to	$20.96	$771,527	1.52%	0.30%	to	3.40%	(7.99)%	to	(5.13)%
2017	57,352	$14.26	to	$22.09	$985,017	0.92%	0.30%	to	3.40%	17.37%	to	21.00%
2016	66,003	$11.98	to	$18.26	$952,218	1.53%	0.30%	to	3.40%	4.83%	to	11.12%
2015	40,499	$10.96	to	$16.43	$540,347	1.94%	0.30%	to	3.40%	(2.38)%	to	0.65%
2014	44,792	$11.07	to	$16.33	$601,514	1.19%	0.30%	to	3.40%	9.39%	to	12.78%
AZL Small Cap Stock Index Fund Class 1
2018	3,788	$11.08	to	$11.45	$40,530	1.39%	1.15%	to	2.70%	(10.99)%	to	(9.64)%
2017	4,369	$12.45	to	$12.67	$52,401	0.67%	1.15%	to	2.70%	9.99%	to	11.65%
2016⁴	4,946	$11.31	to	$11.35	$53,646	—%	1.15%	to	2.70%	13.16%	to	13.52%
AZL Small Cap Stock Index Fund Class 2
2018	24,867	$14.99	to	$22.04	$425,568	0.85%	—%	to	3.40%	(11.95)%	to	(8.93)%
2017	29,215	$17.02	to	$24.20	$562,093	0.48%	—%	to	3.40%	9.04%	to	12.74%
2016	33,643	$15.60	to	$21.46	$586,193	0.75%	—%	to	3.40%	13.03%	to	25.71%
2015	11,722	$12.82	to	$17.08	$167,013	0.99%	—%	to	3.40%	(5.66)%	to	(2.49)%
2014	13,621	$13.59	to	$17.51	$203,056	0.59%	—%	to	3.40%	1.82%	to	5.23%
AZL T. Rowe Price Capital Appreciation Fund
2018	28,493	$15.07	to	$25.22	$508,467	0.91%	0.30%	to	3.40%	(2.95)%	to	0.07%
2017	31,456	$15.52	to	$25.20	$574,307	1.33%	0.30%	to	3.40%	11.26%	to	14.70%
2016	31,990	$13.94	to	$21.97	$524,502	0.73%	0.30%	to	3.40%	4.29%	to	7.52%
2015	31,709	$13.36	to	$20.44	$496,178	0.55%	0.30%	to	3.40%	1.60%	to	4.75%
2014	32,165	$13.14	to	$19.51	$492,424	0.31%	0.30%	to	3.40%	8.14%	to	11.44%

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2018

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
BlackRock Equity Dividend V.I. Fund
2018	70	$19.67	to	$19.67	$1,369	1.87%	0.30%	to	0.30%	(7.69)%	to	(7.69)%
2017	49	$21.31	to	$21.31	$1,044	1.51%	0.30%	to	0.30%	16.14%	to	16.14%
2016	64	$18.35	to	$18.35	$1,173	1.62%	0.30%	to	0.30%	15.71%	to	15.71%
2015	63	$15.86	to	$15.86	$993	1.44%	0.30%	to	0.30%	(1.11)%	to	(1.11)%
2014	66	$16.04	to	$16.04	$1,065	1.58%	0.30%	to	0.30%	8.74%	to	8.74%
BlackRock Global Allocation V.I. Fund
2018	97,309	$9.96	to	$24.23	$1,135,560	0.81%	—%	to	3.40%	(10.64)%	to	(7.58)%
2017	112,552	$11.13	to	$27.08	$1,448,787	1.23%	—%	to	3.40%	9.97%	to	13.71%
2016	128,496	$10.12	to	$24.59	$1,481,681	1.18%	—%	to	3.40%	0.38%	to	3.80%
2015	145,546	$10.08	to	$24.45	$1,646,122	1.01%	—%	to	3.40%	(4.26)%	to	(1.00)%
2014	165,328	$10.52	to	$25.50	$1,922,760	2.15%	—%	to	3.40%	(1.43)%	to	1.93%
ClearBridge Variable Aggressive Growth Portfolio
2018	56	$21.41	to	$21.41	$1,200	0.38%	0.30%	to	0.30%	(8.84)%	to	(8.84)%
2017	55	$23.48	to	$23.48	$1,282	0.24%	0.30%	to	0.30%	15.64%	to	15.64%
2016	71	$20.31	to	$20.31	$1,445	0.38%	0.30%	to	0.30%	0.63%	to	0.63%
2015	95	$20.18	to	$20.18	$1,920	0.08%	0.30%	to	0.30%	(2.23)%	to	(2.23)%
2014	74	$20.64	to	$20.64	$1,533	0.01%	0.30%	to	0.30%	19.72%	to	19.72%
Columbia Variable Portfolio – Seligman Global Technology Fund
2018	47	$17.10	to	$19.34	$872	—%	1.15%	to	2.55%	(10.02)%	to	(9.43)%
2017	52	$19.00	to	$21.35	$1,060	—%	1.15%	to	2.55%	32.48%	to	33.34%
2016	61	$14.35	to	$16.01	$930	—%	1.15%	to	2.55%	16.96%	to	17.73%
2015	70	$12.26	to	$13.60	$908	—%	1.15%	to	2.55%	7.84%	to	8.54%
2014	75	$11.37	to	$12.53	$906	—%	1.15%	to	2.55%	22.88%	to	23.68%
Davis VA Financial Portfolio
2018	2,098	$13.06	to	$24.51	$42,277	1.15%	1.00%	to	3.40%	(13.63)%	to	(11.70)%
2017	2,478	$15.11	to	$27.76	$57,372	0.73%	1.00%	to	3.40%	17.49%	to	20.03%
2016	2,659	$12.86	to	$23.13	$51,650	0.97%	1.00%	to	3.40%	10.54%	to	12.94%
2015	3,086	$11.64	to	$20.48	$53,716	0.81%	1.00%	to	3.40%	(1.31)%	to	0.84%
2014	3,678	$14.20	to	$20.31	$64,243	1.16%	1.00%	to	3.40%	9.24%	to	11.56%
Davis VA Real Estate Portfolio
2018	7	$35.82	to	$39.38	$260	2.68%	1.15%	to	2.55%	(6.62)%	to	(6.15)%
2017	8	$38.36	to	$41.95	$324	1.19%	1.15%	to	2.55%	6.22%	to	6.75%
2016	10	$35.21	to	$39.30	$375	1.66%	1.15%	to	2.55%	7.47%	to	8.17%
2015	12	$32.76	to	$36.33	$416	1.59%	1.15%	to	2.55%	(0.41)%	to	0.24%
2014	13	$31.46	to	$36.25	$455	1.19%	1.15%	to	2.55%	24.58%	to	25.77%
Dreyfus VIF Appreciation Portfolio
2018	2	$22.79	to	$22.79	$55	0.95%	0.30%	to	0.30%	(7.38)%	to	(7.38)%
2017	4	$24.60	to	$24.60	$91	1.09%	0.30%	to	0.30%	26.63%	to	26.63%
2016	5	$19.43	to	$19.43	$99	1.31%	0.30%	to	0.30%	7.31%	to	7.31%
2015	10	$18.11	to	$18.11	$174	1.39%	0.30%	to	0.30%	(3.01)%	to	(3.01)%
2014	18	$18.67	to	$18.67	$339	1.74%	0.30%	to	0.30%	7.50%	to	7.50%
Eaton Vance VT Floating-Rate Income Fund
2018	462	$16.57	to	$16.57	$7,662	3.84%	0.30%	to	0.30%	(0.38)%	to	(0.38)%
2017	346	$16.63	to	$16.63	$5,748	3.26%	0.30%	to	0.30%	3.12%	to	3.12%

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2018

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
2016	327	$16.13	to	$16.13	$5,276	3.49%	0.30%	to	0.30%	8.63%	to	8.63%
2015	357	$14.84	to	$14.84	$5,305	3.36%	0.30%	to	0.30%	(1.29)%	to	(1.29)%
2014	482	$15.04	to	$15.04	$7,243	3.16%	0.30%	to	0.30%	0.27%	to	0.27%
Fidelity VIP Emerging Markets Portfolio
2018	419	$10.34	to	$10.34	$4,333	0.64%	0.30%	to	0.30%	(18.41)%	to	(18.41)%
2017	217	$12.68	to	$12.68	$2,755	0.57%	0.30%	to	0.30%	46.61%	to	46.61%
2016	144	$8.65	to	$8.65	$1,244	0.12%	0.30%	to	0.30%	2.64%	to	2.64%
2015	124	$8.43	to	$8.43	$1,044	0.33%	0.30%	to	0.30%	(10.57)%	to	(10.57)%
2014	100	$9.42	to	$9.42	$941	0.19%	0.30%	to	0.30%	0.83%	to	0.83%
Fidelity VIP FundsManager 50% Portfolio
2018	1,673	$11.81	to	$15.05	$23,202	1.19%	1.15%	to	3.40%	(8.23)%	to	(6.46)%
2017	2,008	$12.79	to	$16.08	$29,900	1.00%	1.15%	to	3.40%	10.77%	to	12.95%
2016	2,080	$11.49	to	$14.24	$27,736	1.11%	1.15%	to	3.40%	0.85%	to	2.89%
2015	2,120	$11.45	to	$13.84	$27,660	0.91%	1.15%	to	3.40%	(3.07)%	to	(1.16)%
2014	2,222	$11.81	to	$14.00	$29,622	0.99%	1.15%	to	3.40%	1.75%	to	3.76%
Fidelity VIP FundsManager 60% Portfolio
2018	6,504	$11.26	to	$14.39	$86,245	1.03%	1.15%	to	3.40%	(9.56)%	to	(7.58)%
2017	7,723	$12.45	to	$15.57	$111,536	0.95%	1.15%	to	3.40%	12.98%	to	15.44%
2016	7,539	$11.02	to	$13.48	$95,645	1.10%	1.15%	to	3.40%	1.25%	to	3.46%
2015	8,304	$11.02	to	$13.03	$102,394	0.97%	1.15%	to	3.40%	(2.84)%	to	(0.87)%
2014	7,656	$11.22	to	$13.15	$96,215	1.09%	1.15%	to	3.40%	1.84%	to	4.06%
Fidelity VIP Mid Cap Portfolio
2018	10	$53.87	to	$53.87	$515	0.66%	0.30%	to	0.30%	(15.03)%	to	(15.03)%
2017	66	$63.40	to	$63.40	$4,154	0.49%	0.30%	to	0.30%	20.18%	to	20.18%
2016	41	$52.75	to	$52.75	$2,151	0.84%	0.30%	to	0.30%	11.59%	to	11.59%
2015	14	$47.28	to	$47.28	$677	0.23%	0.30%	to	0.30%	(1.92)%	to	(1.92)%
2014	11	$48.20	to	$48.20	$530	0.02%	0.30%	to	0.30%	5.71%	to	5.71%
Fidelity VIP Strategic Income Portfolio
2018	99	$20.19	to	$20.19	$2,007	3.83%	0.30%	to	0.30%	(3.12)%	to	(3.12)%
2017	85	$20.83	to	$20.83	$1,772	3.03%	0.30%	to	0.30%	7.22%	to	7.22%
2016	85	$19.43	to	$19.43	$1,651	4.04%	0.30%	to	0.30%	7.69%	to	7.69%
2015	70	$18.04	to	$18.04	$1,264	2.42%	0.30%	to	0.30%	(2.23)%	to	(2.23)%
2014	51	$18.45	to	$18.45	$946	3.58%	0.30%	to	0.30%	3.06%	to	3.06%
Franklin Founding Funds Allocation VIP Fund
2018	8,691	$9.11	to	$13.62	$88,663	3.06%	0.30%	to	3.40%	(12.64)%	to	(9.92)%
2017	9,965	$10.42	to	$15.12	$115,400	2.70%	0.30%	to	3.40%	8.30%	to	11.64%
2016	11,344	$9.61	to	$13.54	$120,137	3.92%	0.30%	to	3.40%	9.40%	to	12.84%
2015	12,934	$8.78	to	$12.00	$124,055	2.93%	0.30%	to	3.40%	(9.35)%	to	(6.49)%
2014	14,937	$9.68	to	$12.83	$156,501	2.78%	0.30%	to	3.40%	(0.59)%	to	2.54%
Franklin Income VIP Fund
2018	18,039	$37.59	to	$92.51	$1,037,495	4.84%	0.30%	to	3.40%	(7.47)%	to	(4.59)%
2017	20,956	$40.62	to	$96.96	$1,288,820	4.19%	0.30%	to	3.40%	6.07%	to	9.34%
2016	22,898	$38.30	to	$88.68	$1,292,378	4.98%	0.30%	to	3.40%	10.27%	to	13.68%
2015	24,497	$34.73	to	$78.00	$1,228,079	4.71%	0.30%	to	3.40%	(10.12)%	to	(7.33)%
2014	26,701	$38.64	to	$84.18	$1,459,501	4.98%	0.30%	to	3.40%	1.17%	to	4.30%

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2018

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
Franklin Mutual Shares VIP Fund
2018	14,006	$20.22	to	$39.16	$338,348	2.36%	0.30%	to	3.40%	(12.08)%	to	(9.34)%
2017	16,656	$22.98	to	$43.20	$457,143	2.26%	0.30%	to	3.40%	4.79%	to	8.02%
2016	18,891	$21.92	to	$39.99	$487,498	2.01%	0.30%	to	3.40%	12.23%	to	15.71%
2015	21,969	$19.52	to	$34.56	$501,040	3.00%	0.30%	to	3.40%	(8.07)%	to	(5.22)%
2014	25,862	$21.23	to	$36.46	$641,380	2.01%	0.30%	to	3.40%	3.59%	to	6.80%
Franklin Rising Dividends VIP Fund
2018	4,167	$49.51	to	$100.22	$194,815	1.35%	0.30%	to	2.70%	(7.62)%	to	(5.36)%
2017	4,755	$53.59	to	$105.89	$243,653	1.61%	0.30%	to	2.70%	17.35%	to	20.20%
2016	5,308	$45.66	to	$88.10	$233,739	1.49%	0.30%	to	2.70%	12.95%	to	15.69%
2015	5,978	$40.43	to	$76.15	$233,718	1.54%	0.30%	to	2.70%	(6.21)%	to	(3.94)%
2014	6,869	$43.11	to	$79.27	$290,768	1.41%	0.30%	to	2.70%	5.83%	to	8.40%
Franklin Strategic Income VIP Fund
2018	34	$24.73	to	$24.73	$832	2.73%	0.30%	to	0.30%	(2.43)%	to	(2.43)%
2017	38	$25.35	to	$25.35	$968	2.87%	0.30%	to	0.30%	4.25%	to	4.25%
2016	39	$24.32	to	$24.32	$958	3.61%	0.30%	to	0.30%	7.62%	to	7.62%
2015	63	$22.60	to	$22.60	$1,425	6.22%	0.30%	to	0.30%	(4.16)%	to	(4.16)%
2014	57	$23.58	to	$23.58	$1,342	5.54%	0.30%	to	0.30%	1.56%	to	1.56%
Franklin U.S. Government Securities VIP Fund
2018	8,497	$15.97	to	$43.38	$221,290	2.78%	—%	to	3.40%	(2.99)%	to	0.34%
2017	9,942	$16.47	to	$43.23	$262,563	2.68%	—%	to	3.40%	(1.99)%	to	1.34%
2016	11,754	$17.50	to	$42.66	$311,288	2.56%	—%	to	3.40%	(2.60)%	to	0.66%
2015	12,951	$17.97	to	$42.38	$345,628	2.51%	—%	to	3.40%	(2.79)%	to	0.47%
2014	13,834	$18.48	to	$42.18	$373,386	2.67%	—%	to	3.40%	0.03%	to	3.38%
Invesco V.I. American Value Fund
2018	15	$33.81	to	$33.81	$521	0.19%	0.30%	to	0.30%	(13.13)%	to	(13.13)%
2017	13	$38.92	to	$38.92	$522	0.60%	0.30%	to	0.30%	9.35%	to	9.35%
2016	18	$35.60	to	$35.60	$652	0.12%	0.30%	to	0.30%	14.87%	to	14.87%
2015	16	$30.99	to	$30.99	$484	0.01%	0.30%	to	0.30%	(9.63)%	to	(9.63)%
2014	9	$34.29	to	$34.29	$310	0.22%	0.30%	to	0.30%	9.15%	to	9.15%
Invesco V.I. Balanced-Risk Allocation Fund
2018	47	$19.47	to	$19.47	$924	1.30%	0.30%	to	0.30%	(6.99)%	to	(6.99)%
2017	48	$20.94	to	$20.94	$1,015	3.75%	0.30%	to	0.30%	9.50%	to	9.50%
2016	53	$19.12	to	$19.12	$1,017	0.20%	0.30%	to	0.30%	11.18%	to	11.18%
2015	65	$17.20	to	$17.20	$1,125	3.94%	0.30%	to	0.30%	(4.69)%	to	(4.69)%
2014	73	$18.04	to	$18.04	$1,310	—%	0.30%	to	0.30%	5.39%	to	5.39%
Ivy VIP Asset Strategy Portfolio
2018	13	$61.79	to	$61.79	$830	1.79%	0.30%	to	0.30%	(5.72)%	to	(5.72)%
2017	14	$65.54	to	$65.54	$938	1.43%	0.30%	to	0.30%	17.92%	to	17.92%
2016	27	$55.58	to	$55.58	$1,484	0.58%	0.30%	to	0.30%	(2.86)%	to	(2.86)%
2015	38	$57.22	to	$57.22	$2,161	0.40%	0.30%	to	0.30%	(8.62)%	to	(8.62)%
2014	53	$62.62	to	$62.62	$3,307	0.50%	0.30%	to	0.30%	(5.55)%	to	(5.55)%
Ivy VIP Energy Portfolio
2018	37	$8.01	to	$8.01	$298	—%	0.30%	to	0.30%	(34.33)%	to	(34.33)%
2017	48	$12.20	to	$12.20	$588	0.94%	0.30%	to	0.30%	(12.90)%	to	(12.90)%

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2018

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
2016	43	$14.01	to	$14.01	$604	0.12%	0.30%	to	0.30%	34.15%	to	34.15%
2015	44	$10.44	to	$10.44	$459	0.05%	0.30%	to	0.30%	(22.38)%	to	(22.38)%
2014	66	$13.45	to	$13.45	$887	—%	0.30%	to	0.30%	(10.83)%	to	(10.83)%
Ivy VIP Growth Portfolio
2018	2	$217.07	to	$217.07	$403	0.03%	0.30%	to	0.30%	1.98%	to	1.98%
2017	1	$212.86	to	$212.86	$312	0.24%	0.30%	to	0.30%	28.95%	to	28.95%
2016	1	$165.07	to	$165.07	$244	0.02%	0.30%	to	0.30%	0.92%	to	0.92%
2015	2	$163.56	to	$163.56	$359	0.10%	0.30%	to	0.30%	6.85%	to	6.85%
2014	1	$153.08	to	$153.08	$227	0.37%	0.30%	to	0.30%	11.48%	to	11.48%
Ivy VIP Mid Cap Growth Portfolio
2018	12	$35.42	to	$35.42	$410	—%	0.30%	to	0.30%	(0.36)%	to	(0.36)%
2017	16	$35.54	to	$35.54	$553	—%	0.30%	to	0.30%	26.52%	to	26.52%
2016	16	$28.09	to	$28.09	$438	—%	0.30%	to	0.30%	5.80%	to	5.80%
2015	22	$26.55	to	$26.55	$579	—%	0.30%	to	0.30%	(6.06)%	to	(6.06)%
2014	22	$28.27	to	$28.27	$635	—%	0.30%	to	0.30%	7.55%	to	7.55%
Ivy VIP Natural Resources Portfolio
2018	6	$9.80	to	$9.80	$61	0.30%	0.30%	to	0.30%	(23.46)%	to	(23.46)%
2017	6	$12.81	to	$12.81	$74	0.12%	0.30%	to	0.30%	2.66%	to	2.66%
2016	9	$12.48	to	$12.48	$112	0.69%	0.30%	to	0.30%	23.44%	to	23.44%
2015	15	$10.11	to	$10.11	$147	0.14%	0.30%	to	0.30%	(22.63)%	to	(22.63)%
2014	29	$13.06	to	$13.06	$376	—%	0.30%	to	0.30%	(13.30)%	to	(13.30)%
Ivy VIP Science and Technology Portfolio
2018	9	$142.73	to	$142.73	$1,257	—%	0.30%	to	0.30%	(5.52)%	to	(5.52)%
2017	9	$151.07	to	$151.07	$1,434	—%	0.30%	to	0.30%	31.72%	to	31.72%
2016	11	$114.69	to	$114.69	$1,252	—%	0.30%	to	0.30%	1.24%	to	1.24%
2015	17	$113.28	to	$113.28	$1,979	—%	0.30%	to	0.30%	(3.17)%	to	(3.17)%
2014	12	$116.99	to	$116.99	$1,437	—%	0.30%	to	0.30%	2.60%	to	2.60%
JPMorgan Insurance Trust Core Bond Portfolio
2018	1,530	$7.92	to	$13.94	$19,933	2.22%	0.30%	to	2.05%	(2.21)%	to	(0.53)%
2017	1,336	$7.96	to	$14.14	$17,566	2.34%	0.30%	to	2.05%	1.26%	to	2.99%
2016	1,231	$7.73	to	$13.84	$15,949	2.59%	0.30%	to	2.05%	(0.18)%	to	1.53%
2015	944	$7.61	to	$13.75	$12,194	2.74%	0.30%	to	2.05%	(1.13)%	to	0.56%
2014	276	$7.57	to	$13.79	$3,380	0.92%	0.30%	to	2.05%	1.40%	to	4.40%
Lazard Retirement International Equity Portfolio
2018	12	$18.56	to	$18.56	$224	1.55%	0.30%	to	0.30%	(14.17)%	to	(14.17)%
2017	13	$21.62	to	$21.62	$271	2.33%	0.30%	to	0.30%	21.97%	to	21.97%
2016	14	$17.73	to	$17.73	$246	0.99%	0.30%	to	0.30%	(4.57)%	to	(4.57)%
2015	26	$18.58	to	$18.58	$480	1.59%	0.30%	to	0.30%	1.44%	to	1.44%
2014	17	$18.31	to	$18.31	$306	1.89%	0.30%	to	0.30%	(4.49)%	to	(4.49)%
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio
2018	71	$41.34	to	$41.34	$2,951	0.02%	0.30%	to	0.30%	(13.50)%	to	(13.50)%
2017	92	$47.79	to	$47.79	$4,402	0.40%	0.30%	to	0.30%	13.60%	to	13.60%
2016	61	$42.07	to	$42.07	$2,545	—%	0.30%	to	0.30%	15.44%	to	15.44%
2015	19	$36.44	to	$36.44	$687	—%	0.30%	to	0.30%	(2.68)%	to	(2.68)%
2014	18	$37.44	to	$37.44	$691	—%	0.30%	to	0.30%	10.70%	to	10.70%

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2018

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
MFS VIT II International Value Portfolio
2018	121	$16.85	to	$16.85	$2,035	0.94%	0.30%	to	0.30%	(10.00)%	to	(10.00)%
2017	119	$18.72	to	$18.72	$2,220	1.31%	0.30%	to	0.30%	26.44%	to	26.44%
2016	125	$14.81	to	$14.81	$1,857	1.14%	0.30%	to	0.30%	3.53%	to	3.53%
2015	141	$14.30	to	$14.30	$2,015	1.77%	0.30%	to	0.30%	6.00%	to	6.00%
2014	113	$13.49	to	$13.49	$1,523	1.85%	0.30%	to	0.30%	0.83%	to	0.83%
MFS VIT Total Return Bond Portfolio
2018	1,787	$15.95	to	$21.93	$31,518	3.12%	0.30%	to	2.05%	(3.29)%	to	(1.63)%
2017	1,510	$16.49	to	$22.29	$27,388	3.03%	0.30%	to	2.05%	2.13%	to	3.87%
2016	1,290	$16.15	to	$21.46	$22,887	3.93%	0.30%	to	2.05%	1.95%	to	3.70%
2015	1,060	$15.84	to	$20.70	$18,177	3.36%	0.30%	to	2.05%	(2.55)%	to	(0.88)%
2014	717	$16.25	to	$20.88	$12,363	2.73%	0.30%	to	2.05%	1.30%	to	5.30%
MFS VIT Utilities Portfolio
2018	3	$30.27	to	$30.27	$93	0.80%	0.30%	to	0.30%	0.51%	to	0.51%
2017	4	$30.11	to	$30.11	$124	3.61%	0.30%	to	0.30%	14.15%	to	14.15%
2016	7	$26.38	to	$26.38	$194	4.84%	0.30%	to	0.30%	10.90%	to	10.90%
2015	14	$23.79	to	$23.79	$341	4.97%	0.30%	to	0.30%	(15.01)%	to	(15.01)%
2014	30	$27.99	to	$27.99	$846	2.40%	0.30%	to	0.30%	12.13%	to	12.13%
Oppenheimer Global Multi-Alternatives Fund/VA
2018	10	$9.99	to	$9.99	$97	0.18%	0.30%	to	0.30%	(3.59)%	to	(3.59)%
2017	3	$10.36	to	$10.36	$30	0.77%	0.30%	to	0.30%	(0.11)%	to	(0.11)%
2016	4	$10.37	to	$10.37	$38	0.82%	0.30%	to	0.30%	3.18%	to	3.18%
2015	6	$10.05	to	$10.05	$60	0.11%	0.30%	to	0.30%	(3.97)%	to	(3.97)%
2014²	6	$10.47	to	$10.47	$60	6.08%	0.30%	to	0.30%	(0.16)%	to	(0.16)%
Oppenheimer Global Strategic Income Fund/VA
2018	96	$19.51	to	$29.06	$2,288	4.95%	1.15%	to	2.70%	(6.96)%	to	(5.50)%
2017	114	$20.97	to	$30.75	$2,903	2.27%	1.15%	to	2.70%	3.45%	to	5.06%
2016	149	$20.27	to	$29.27	$3,698	5.00%	1.15%	to	2.70%	3.69%	to	5.31%
2015	158	$19.55	to	$27.79	$3,709	5.89%	1.15%	to	2.70%	(4.86)%	to	(3.38)%
2014	197	$20.55	to	$28.76	$4,801	4.37%	1.15%	to	2.70%	0.10%	to	1.66%
Oppenheimer International Growth Fund/VA
2018	78	$22.07	to	$22.07	$1,724	0.62%	0.30%	to	0.30%	(19.79)%	to	(19.79)%
2017	59	$27.51	to	$27.51	$1,632	1.12%	0.30%	to	0.30%	26.07%	to	26.07%
2016	60	$21.82	to	$21.82	$1,303	0.82%	0.30%	to	0.30%	(3.01)%	to	(3.01)%
2015	80	$22.50	to	$22.50	$1,805	0.84%	0.30%	to	0.30%	2.80%	to	2.80%
2014	52	$21.89	to	$21.89	$1,131	1.01%	0.30%	to	0.30%	(7.43)%	to	(7.43)%
PIMCO VIT All Asset Portfolio
2018	19,782	$12.67	to	$19.68	$315,960	3.12%	0.30%	to	3.40%	(8.54)%	to	(5.69)%
2017	22,983	$13.84	to	$20.87	$395,072	4.59%	0.30%	to	3.40%	9.81%	to	13.20%
2016	25,488	$12.60	to	$18.43	$392,444	2.62%	0.30%	to	3.40%	9.21%	to	12.59%
2015	27,802	$11.53	to	$16.37	$386,197	3.19%	0.30%	to	3.40%	(11.99)%	to	(9.26)%
2014	33,504	$13.10	to	$18.04	$521,382	5.10%	0.30%	to	3.40%	(2.84)%	to	0.17%
PIMCO VIT Balanced Allocation Portfolio
2018	7,323	$9.77	to	$10.38	$74,432	1.29%	1.15%	to	2.05%	(7.51)%	to	(6.67)%
2017	8,045	$10.56	to	$11.12	$87,877	0.71%	1.15%	to	2.05%	12.16%	to	13.18%

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2018

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
2016	8,764	$9.42	to	$9.82	$84,834	0.76%	1.15%	to	2.05%	0.85%	to	1.77%
2015	9,088	$9.34	to	$9.65	$86,696	1.41%	1.15%	to	2.05%	(3.07)%	to	(2.18)%
2014	8,141	$9.63	to	$9.87	$79,643	3.42%	1.15%	to	2.05%	2.75%	to	3.69%
PIMCO VIT CommodityRealReturn Strategy Portfolio
2018	8,058	$4.27	to	$6.71	$39,993	2.09%	—%	to	3.40%	(16.98)%	to	(14.13)%
2017	9,380	$5.14	to	$7.81	$55,600	11.25%	—%	to	3.40%	(1.20)%	to	2.15%
2016	10,042	$5.20	to	$7.64	$59,609	1.10%	—%	to	3.40%	11.36%	to	15.16%
2015	11,550	$4.67	to	$6.64	$60,787	4.61%	—%	to	3.40%	(28.15)%	to	(25.70)%
2014	11,758	$6.49	to	$8.93	$85,039	0.35%	—%	to	3.40%	(21.11)%	to	(18.42)%
PIMCO VIT Dynamic Bond Portfolio
2018	17,733	$9.21	to	$11.87	$187,198	2.82%	—%	to	3.40%	(2.27)%	to	1.03%
2017	20,705	$9.42	to	$11.75	$219,757	1.71%	—%	to	3.40%	1.61%	to	5.01%
2016	21,704	$9.27	to	$11.19	$222,561	1.74%	—%	to	3.40%	1.34%	to	4.74%
2015	22,055	$9.15	to	$10.68	$219,313	3.38%	—%	to	3.40%	(4.88)%	to	(1.69)%
2014	22,998	$9.68	to	$10.86	$235,849	1.08%	—%	to	3.40%	(0.15)%	to	3.05%
PIMCO VIT Emerging Markets Bond Portfolio
2018	6,200	$13.95	to	$29.48	$105,980	4.13%	—%	to	3.40%	(7.89)%	to	(4.73)%
2017	7,595	$15.14	to	$31.43	$139,054	5.09%	—%	to	3.40%	6.28%	to	9.89%
2016	8,810	$14.24	to	$29.04	$149,604	5.27%	—%	to	3.40%	9.61%	to	13.34%
2015	9,927	$12.98	to	$26.03	$151,518	5.30%	—%	to	3.40%	(5.47)%	to	(2.25)%
2014	10,363	$13.73	to	$27.04	$164,263	5.25%	—%	to	3.40%	(1.82)%	to	1.52%
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)
2018	4,631	$9.99	to	$15.69	$55,781	6.16%	—%	to	3.40%	(7.37)%	to	(4.20)%
2017	5,589	$10.78	to	$16.38	$71,855	1.94%	—%	to	3.40%	5.11%	to	8.63%
2016	6,231	$10.25	to	$18.02	$75,178	1.51%	—%	to	3.40%	0.67%	to	4.04%
2015	6,853	$10.19	to	$17.59	$81,007	1.84%	—%	to	3.40%	(7.15)%	to	(4.03)%
2014	7,942	$11.13	to	$18.61	$99,662	2.46%	—%	to	3.40%	(0.91)%	to	2.26%
PIMCO VIT Global Core Bond (Hedged) Portfolio
2018	10,384	$8.39	to	$9.82	$98,630	1.68%	1.15%	to	3.40%	(2.15)%	to	(0.11)%
2017	10,197	$8.75	to	$9.83	$97,634	1.43%	1.15%	to	3.40%	1.32%	to	3.10%
2016	9,851	$8.58	to	$9.54	$91,724	1.69%	1.15%	to	3.40%	3.63%	to	5.57%
2015	9,644	$8.20	to	$9.03	$85,445	1.99%	1.15%	to	3.40%	(8.02)%	to	(6.11)%
2014	8,913	$9.01	to	$9.62	$84,398	1.94%	1.15%	to	3.40%	(4.36)%	to	(2.61)%
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio
2018	12,168	$9.67	to	$12.93	$134,729	1.70%	—%	to	3.40%	(8.45)%	to	(5.46)%
2017	14,339	$10.56	to	$13.67	$170,774	2.20%	—%	to	3.40%	10.50%	to	14.08%
2016	16,198	$9.55	to	$11.98	$172,105	2.40%	—%	to	3.40%	0.76%	to	4.04%
2015	19,143	$9.39	to	$11.52	$198,490	1.66%	—%	to	3.40%	(3.38)%	to	(0.14)%
2014	21,156	$9.79	to	$11.53	$223,644	2.48%	—%	to	3.40%	1.45%	to	4.70%
PIMCO VIT High Yield Portfolio
2018	27,588	$15.17	to	$29.12	$586,686	5.10%	—%	to	3.40%	(5.88)%	to	(2.65)%
2017	32,146	$16.12	to	$29.92	$712,987	4.88%	—%	to	3.40%	3.12%	to	6.63%
2016	35,232	$15.63	to	$28.06	$743,025	5.22%	—%	to	3.40%	8.78%	to	12.48%
2015	35,057	$14.37	to	$24.94	$666,629	5.27%	—%	to	3.40%	(4.89)%	to	(1.64)%
2014	36,343	$15.11	to	$25.36	$710,595	5.30%	—%	to	3.40%	(0.05)%	to	3.35%

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2018

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
PIMCO VIT Long-Term U.S. Government Portfolio
2018	30	$23.04	to	$28.61	$774	2.38%	—%	to	2.60%	(4.56)%	to	(3.50)%
2017⁵	12	$26.25	to	$29.64	$324	1.46%	—%	to	2.60%	4.79%	to	5.25%
PIMCO VIT Low Duration Portfolio
2018	291	$18.63	to	$18.63	$5,415	1.97%	0.30%	to	0.30%	0.04%	to	0.04%
2017	119	$18.63	to	$18.63	$2,217	1.38%	0.30%	to	0.30%	1.05%	to	1.05%
2016	278	$18.43	to	$18.43	$5,121	1.50%	0.30%	to	0.30%	1.10%	to	1.10%
2015	122	$18.23	to	$18.23	$2,216	3.39%	0.30%	to	0.30%	0.01%	to	0.01%
2014	111	$18.23	to	$18.23	$2,031	1.15%	0.30%	to	0.30%	0.55%	to	0.55%
PIMCO VIT Real Return Portfolio
2018	22,224	$11.00	to	$20.70	$311,183	2.49%	—%	to	3.40%	(5.40)%	to	(2.20)%
2017	26,057	$11.63	to	$21.50	$379,635	2.37%	—%	to	3.40%	0.30%	to	3.66%
2016	28,691	$11.60	to	$21.07	$410,286	2.28%	—%	to	3.40%	1.68%	to	5.20%
2015	30,107	$11.61	to	$20.34	$415,245	3.96%	—%	to	3.40%	(5.96)%	to	(2.71)%
2014	32,945	$12.32	to	$21.23	$474,287	1.42%	—%	to	3.40%	(0.35)%	to	3.10%
PIMCO VIT StocksPLUS Global Portfolio
2018	19,341	$5.29	to	$13.76	$219,308	1.52%	0.30%	to	3.40%	(13.70)%	to	(11.01)%
2017	22,407	$6.06	to	$15.47	$292,155	3.33%	0.30%	to	3.40%	19.01%	to	22.62%
2016	25,558	$5.04	to	$12.61	$277,104	5.08%	0.30%	to	3.40%	4.25%	to	7.43%
2015	29,644	$4.78	to	$11.74	$302,739	4.98%	0.30%	to	3.40%	(11.97)%	to	(9.29)%
2014	35,139	$5.37	to	$12.94	$405,078	—%	0.30%	to	3.40%	(2.37)%	to	0.60%
PIMCO VIT Total Return Portfolio
2018	46,010	$13.45	to	$27.04	$881,868	2.54%	—%	to	3.40%	(3.82)%	to	(0.53)%
2017	51,931	$13.97	to	$27.19	$1,018,136	2.02%	—%	to	3.40%	1.47%	to	4.92%
2016	56,159	$13.77	to	$25.91	$1,066,912	2.08%	—%	to	3.40%	(0.70)%	to	2.68%
2015	59,233	$13.86	to	$25.24	$1,112,265	4.91%	—%	to	3.40%	(2.86)%	to	0.45%
2014	63,374	$14.26	to	$25.12	$1,202,265	2.18%	—%	to	3.40%	0.90%	to	4.28%
QS Legg Mason Dynamic Multi-Strategy VIT Portfolio
2018	15	$13.36	to	$13.36	$199	1.70%	0.30%	to	0.30%	(7.53)%	to	(7.53)%
2017	5	$14.45	to	$14.45	$65	0.76%	0.30%	to	0.30%	13.48%	to	13.48%
2016	16	$12.73	to	$12.73	$202	0.91%	0.30%	to	0.30%	(0.77)%	to	(0.77)%
2015	22	$12.83	to	$12.83	$277	0.66%	0.30%	to	0.30%	(5.72)%	to	(5.72)%
2014	32	$13.61	to	$13.61	$431	1.71%	0.30%	to	0.30%	6.05%	to	6.05%
RCM Dynamic Multi-Asset Plus VIT Portfolio
2018	2,218	$9.60	to	$9.90	$21,702	1.43%	1.15%	to	2.05%	(8.15)%	to	(7.35)%
2017	1,953	$10.45	to	$10.69	$20,702	1.90%	1.15%	to	2.05%	12.63%	to	13.60%
2016	1,049	$9.27	to	$9.41	$9,815	0.72%	1.15%	to	2.05%	1.22%	to	2.09%
2015³	619	$9.16	to	$9.22	$5,697	—%	1.15%	to	2.05%	(8.35)%	to	(7.82)%
T. Rowe Price Blue Chip Growth Portfolio
2018	75	$38.74	to	$38.74	$2,919	—%	0.30%	to	0.30%	1.34%	to	1.34%
2017	71	$38.22	to	$38.22	$2,695	—%	0.30%	to	0.30%	35.42%	to	35.42%
2016	84	$28.22	to	$28.22	$2,372	—%	0.30%	to	0.30%	0.24%	to	0.24%
2015	101	$28.16	to	$28.16	$2,849	—%	0.30%	to	0.30%	10.47%	to	10.47%
2014	85	$25.49	to	$25.49	$2,175	—%	0.30%	to	0.30%	8.51%	to	8.51%

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2018

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
T. Rowe Price Equity Income Portfolio
2018	56	$25.61	to	$25.61	$1,438	1.80%	0.30%	to	0.30%	(9.96)%	to	(9.96)%
2017	57	$28.45	to	$28.45	$1,628	1.58%	0.30%	to	0.30%	15.38%	to	15.38%
2016	54	$24.65	to	$24.65	$1,335	2.04%	0.30%	to	0.30%	18.50%	to	18.50%
2015	69	$20.81	to	$20.81	$1,441	1.54%	0.30%	to	0.30%	(7.38)%	to	(7.38)%
2014	77	$22.46	to	$22.46	$1,731	1.51%	0.30%	to	0.30%	6.78%	to	6.78%
T. Rowe Price Health Sciences Portfolio
2018	16	$71.37	to	$71.37	$1,113	—%	0.30%	to	0.30%	0.55%	to	0.55%
2017	17	$70.98	to	$70.98	$1,233	—%	0.30%	to	0.30%	26.93%	to	26.93%
2016	18	$55.92	to	$55.92	$997	—%	0.30%	to	0.30%	(10.98)%	to	(10.98)%
2015	35	$62.82	to	$62.82	$2,213	—%	0.30%	to	0.30%	12.13%	to	12.13%
2014	35	$56.02	to	$56.02	$1,942	—%	0.30%	to	0.30%	30.83%	to	30.83%
Templeton Global Bond VIP Fund
2018	13,706	$27.38	to	$72.17	$616,889	—%	—%	to	3.40%	(1.39)%	to	1.94%
2017	16,014	$27.76	to	$70.80	$718,124	—%	—%	to	3.40%	(1.37)%	to	1.93%
2016	17,662	$28.15	to	$69.46	$784,007	—%	—%	to	3.40%	(0.40)%	to	2.94%
2015	18,520	$28.26	to	$67.48	$808,810	7.89%	—%	to	3.40%	(7.41)%	to	(4.30)%
2014	19,274	$30.53	to	$70.51	$886,197	5.06%	—%	to	3.40%	(1.47)%	to	1.83%
Templeton Growth VIP Fund
2018	9,815	$19.00	to	$39.49	$224,433	2.04%	0.30%	to	3.40%	(17.67)%	to	(15.11)%
2017	11,514	$23.07	to	$46.51	$320,196	1.69%	0.30%	to	3.40%	14.61%	to	18.15%
2016	13,230	$20.12	to	$39.37	$318,160	2.11%	0.30%	to	3.40%	6.01%	to	9.29%
2015	15,403	$18.97	to	$36.02	$345,140	2.65%	0.30%	to	3.40%	(9.57)%	to	(6.77)%
2014	17,957	$20.97	to	$38.64	$446,037	1.40%	0.30%	to	3.40%	(6.02)%	to	(3.11)%

* These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying fund, net of management fees assessed by the fund manager, divided by the average daily net assets. These ratios exclude those expenses, such as mortality and expense risk and administrative charges that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

** These ratios represent the annualized contract expenses of the Variable Account, consisting primarily of mortality and expense risk and administrative charges, for each period indicated, based on the products available to the contractholders. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contractholder accounts through the redemption of units such as the contract maintenance charges and rider charges for the optional benefits Investment Protector and Income Protector, the account fee for the Income Advantage Account, and expenses of the underlying funds are excluded. Mortality and expense risk and administrative charges for all funds in annuitized contracts are excluded from the expense ratio.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect contract expenses of the Variable Account for products held at the time by contractholders. The total return does not include any expenses assessed through the redemption of units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented. Funds with a date notation, as shown below, indicate the effective date of that fund in the Variable Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum values. Based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract returns are not within the ranges presented and are not annualized.

**** Units Outstanding excludes units for annuitized contracts. Total Net Assets includes the net assets of the annuitized contracts. Total net assets of annuitized contracts at December 31, 2018, 2017, 2016, 2015 and 2014, are $9,248, $9,476, $9,453, $10,379 and $10,039, respectively.

ALLIANZ LIFE VARIABLE ACCOUNT B
OF ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA
Notes to the Financial Statements
December 31, 2018

Description
1. Period from January 27, 2014 (fund commencement) to December 31, 2014
2. Period from April 28, 2014 (fund commencement) to December 31, 2014
3. Period from April 27, 2015 (fund commencement) to December 31, 2015
4. Period from October 14, 2016 (fund commencement) to December 31, 2016
5. Period from May 1, 2017 (fund commencement) to December 31, 2017
6. Period from October 16, 2017 (fund commencement) to December 31, 2017
(7) Subsequent Events
No material subsequent events have occurred since December 31, 2018 through March 27, 2019, the date at which the financial statements were issued, that would require adjustment to the financial statements.